UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PJMDX

Putnam Absolute Return 500 Fund®

Annual report 10|31|12

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 Fund®

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 500 Fund

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 500 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds balanced with stocks and bonds.

The fund's management team has experience in absolute return investing in up and down markets.

Jeffrey L. Knight, CFA, Portfolio Manager and Head of Global Asset Allocation, leads the fund and is backed by a seasoned team.

- 6 portfolio managers averaging 20 years in the investment industry
- Research of 14 global multi-asset specialists
- 6 years of experience managing absolute return strategies

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 500 Fund has been less volatile than stocks.

The fund has pursued active strategies to seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/12

Treasury bills 0.05%
Putnam Absolute Return 500 Fund 3.97%
Bonds 2.64%
Stocks 17.32%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 500 Fund

Absolute Return 500 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 500 Fund

Interview with your fund’s portfolio manager

Jeff, once again in the fund’s fiscal year, macro risks played a big role in financial markets. How would you characterize the twelve-month reporting period?

In our view, three large macroeconomic risks loomed throughout the past year: a deleveraging crisis in Europe, a slowdown in the U.S. economy, and a hard economic landing in China. Markets moved up and down throughout the year, in our estimation, in reflection of how greatly investors feared these risks. At the start of the period in November 2011, we saw a few months of optimism, as the U.S. economy grew and the European Central Bank [ECB] extended to banks three years of lending support. This was followed by pessimism from approximately March until June on fears of rising borrowing costs for Spain and Italy, political instability in Greece, and economic slowdowns in the United States and China. Real U.S. GDP grew at a 4.1% rate in the final three months of 2011, but since then has struggled to grow at half that pace. Nevertheless, optimism returned in the final months on signs of significant new monetary interventions by the ECB, the Federal Reserve, and other central banks.

Putting aside perceptions, the period ended amid economic weakness, with the United States and China continuing to grow at subpar rates, and Europe in recession. Nevertheless, markets have remained upbeat, and we saw positive results from many of our strategies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 500 Fund	5

What were some of the defining elements of your strategy during the fund’s fiscal year?

In our analysis, the past year constituted an appropriate environment for taking moderately more investment risk, so we increased exposure to upward movement in risk assets, primarily stocks and high-yield bonds. In our absolute return approach, this means taking risk with strategies that seek to limit the potential volatility of those exposures. We wanted to participate in the stock market’s potential rise but with a degree of stability.

Derivatives strategies contribute to this approach. For example, we can use total return swaps to manage sector exposures and hedge sector risk exposures, as well as to gain exposures to specific markets or industries. We can also use options to hedge against changes in security values or to seek to enhance returns.

How did you execute this strategy?

We favored stocks that have historically performed with less volatility than the market in general. We also made a significant allocation to high-yield securities. This asset class typically trades similarly with equities, but with less long-term volatility. In our opinion, high-yield bonds were also fundamentally attractive. In our view, many high-yield issuers today are companies with strong balance sheets and attractive market valuations — attributes that can support stable performance. The sector as a whole has benefited from a relatively low corporate default rate over the past couple of years.

How did this positioning influence performance?

These strategies largely succeeded. Both the stocks and the high-yield securities in the portfolio provided strong, positive

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Absolute Return 500 Fund

returns for the year, and did not increase the fund’s volatility.

What non-directional strategies did you pursue?

We regard many of our fixed-income strategies to be non-directional because they are not aligned with the primary drivers of performance in the broad fixed-income market, such as interest-rate and inflation risk. Instead their results are influenced by factors specific to each sector.

The fixed-income strategies delivered positive returns with generally low volatility during the reporting period. In the first couple of months of the fiscal period, there was some weakness in non-agency residential mortgage-backed securities [RMBS]. We purchased these securities because we believed the significant discounts made them fundamentally attractive. The securities continued to offer attractive income and total return potential. Their performance during the reporting period just completed is a better reflection of their positive investment attributes, in our view.

We can use a number of derivatives to establish our exposures to interest-rate risk. These include options to hedge duration, as well as interest-rate swaps to gain or hedge rate exposures. In the mortgage strategies, we can employ options to isolate prepayment risk, and to hedge this risk with either options or interest-rate swaps.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

Absolute Return 500 Fund	7

We also saw strong results from a strategy that combines research in what we call forensic accounting with long-short positions. We seek to identify stocks of companies whose accounting conventions appear to be aggressive and tend to have high correlation with stock underperformance. Examples include unusually high accounts receivable, or accelerated revenue recognition. When we find such companies, we establish short exposure to their stocks, then offset this position with a long exposure by purchasing an option on a broad market index. Under this strategy, we expect the combined position to be less volatile than a position in the stock only.

Why do you offset these positions with long market exposure?

If the portfolio has short exposure to a stock that then appreciates because the market in general rises, the long option on the market index becomes more valuable. It’s one way that we can hedge the risk that the stock’s price moves in a different direction than we anticipate.

Conversely, we also buy stocks that we think the market has significantly undervalued, and we offset this with a short position using options. During the period for example, we selected Apple as a stock holding, and offset this position with a short position on the Nasdaq Composite Index. Although Apple underperformed in the later months of the period, we have continued to hold it because we believe it can outperform the market.

In most of our long-short positions based on the forensic accounting screen, the stocks moved in the direction that we had anticipated. Given that the market also advanced, the long positions generally proved profitable, while the short positions did not fare as well.

Which of the fund’s other positions had disappointing results during the reporting period?

Since our basic stance was to own risk assets which, as it turned out, performed as well as we had expected, underperformance primarily occurred in the hedges we had established

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Absolute Return 500 Fund

to protect the fund. These included a short position in the euro and hedges against sovereign risk in the euro area. For example, we built exposure to the potential that the yields on the sovereign bonds of France and Germany would widen.

We did this because we saw that when the crisis flared up in 2011, the yield spread of French bonds compared with German bonds widened substantially. We established the position this year when the yield differential was rather small, expecting that it could not narrow much more, but could widen a great deal should the euro area plunge into greater instability. In other words, we had an asymmetric opportunity, with greater return potential than loss potential. However, in this case, the yield differential tightened. Investors became more comfortable with taking the additional risk of investing in French bonds over German bonds. It reaffirmed why we seek to hedge the risks of our active positions.

Do you view the market advance in the final few months of the fiscal year as a sign of lower risk or greater investor complacency?

We believe there is evidence supporting both of those possibilities. In our view, there is a greater amount of complacency. On one hand, we believe economic data in China and the United States have become more reassuring in the past few months, and the possibility of an abrupt deleveraging crisis in Europe has dissipated. However, in the case of Europe, the pricing of securities designed to protect investors from a crisis has fallen precipitously, perhaps by more than is justified given that Europe still faces significant challenges.

In the United States, we also believe the market might not be appropriately discounting the risk posed by the federal fiscal contraction likely to occur in 2013, known as the “fiscal cliff,” a result of looming legislated federal spending cuts and tax increases. Given the difficulty of reaching agreements in Washington, we

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 500 Fund	9

anticipate seeing some degree of market volatility that is not yet priced into many assets, in our estimation.

What is your outlook for markets and the economy over the coming year?

We believe the process of reaching a resolution to the fiscal cliff might lay bare the divisions that still exist in the country, and this could be a source of market volatility. It’s important for political leaders to approach the problem analytically, in our view, and strive for effective solutions rather than trying to continue to win small victories over the opposition.

Should leaders achieve a reasonable solution to avoid the impending fiscal cliff, we would be optimistic about the potential for economic growth. We believe there are positive signs in the consumer sector, for example, such as rising consumer confidence and greater stability in home prices that can encourage spending. Absent a major fiscal contraction, we believe the recovery can proceed. The portfolio continues to hold the risk assets that we have found attractive during the past year, offset by a variety of hedges. We believe this is the right positioning given the opportunities in the markets.

Jeff, thanks for discussing the fund and its strategies today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	21.94%	14.93%	18.41%	15.41%	18.51%	18.51%	19.64%	15.49%	20.74%	23.13%	23.13%	23.13%
Annual average	5.28	3.68	4.48	3.79	4.50	4.50	4.76	3.81	5.01	5.55	5.55	5.55

3 years	13.11	6.59	10.56	7.56	10.55	10.55	11.50	7.59	12.21	13.91	13.91	13.91
Annual average	4.19	2.15	3.40	2.46	3.40	3.40	3.70	2.47	3.91	4.44	4.44	4.44

1 year	7.25	1.12	6.47	1.47	6.52	5.51	6.72	3.00	6.96	7.48	7.48	7.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/12

	BofA (Bank of America)
	Merrill Lynch U.S.	Barclays U.S. Aggregate
	Treasury Bill Index	Bond Index	S&P 500 Index

Life of fund	0.74%	27.16%	77.89%
Annual average	0.19	6.43	16.12

3 years	0.46	19.38	45.09
Annual average	0.15	6.08	13.21

1 year	0.09	5.25	15.21

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Absolute Return 500 Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,841 ($11,541 with contingent deferred sales charge). Class C shares would have been valued at $11,851, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,549. A $10,000 investment in the fund’s class R, class R5, class R6, and class Y shares would have been valued at $12,074, $12,313, $12,313 and $12,313, respectively.

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	—	—	1

Income	$0.325		$0.248	$0.252	$0.276		$0.301	—	—	$0.351

Capital gains	—		—	—	—		—	—	—	—

Total	$0.325		$0.248	$0.252	$0.276		$0.301	—	—	$0.351

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$10.89	$11.55	$10.75	$10.74	$10.80	$11.19	$10.83	—	—	$10.94

7/2/12*	—	—	—	—	—	—	—	$11.16	$11.16	—

10/31/12	11.33	12.02	11.18	11.17	11.23	11.64	11.26	11.38	11.38	11.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

12	Absolute Return 500 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	22.37%	15.33%	18.94%	15.94%	19.04%	19.04%	20.07%	15.90%	21.17%	23.56%	23.56%	23.56%
Annual average	5.50	3.86	4.71	4.00	4.73	4.73	4.97	3.99	5.23	5.77	5.77	5.77

3 years	13.73	7.15	11.15	8.15	11.25	11.25	12.01	8.07	12.82	14.52	14.52	14.52
Annual average	4.38	2.33	3.59	2.65	3.62	3.62	3.85	2.62	4.10	4.62	4.62	4.62

1 year	10.26	3.91	9.49	4.49	9.54	8.54	9.75	5.93	9.98	10.59	10.59	10.59

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/11*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%**	0.88%**	0.92%

Total annual operating expenses for
the fiscal year ended 10/31/11	1.29%	2.04%	2.04%	1.79%	1.54%	0.98%**	0.88%**	1.04%

Annualized expense ratio
for the six-month period
ended 10/31/12†‡	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%	0.85%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

** Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Absolute Return 500 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.72	$9.49	$9.50	$8.24	$6.98	$2.94‡	$2.84‡	$4.46

Ending value (after expenses)	$1,013.40	$1,009.00	$1,010.00	$1,011.70	$1,012.60	$1,019.70	$1,019.70	$1,014.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 5/1/12 to 10/31/12, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.74	$9.53	$9.53	$8.26	$7.00	$4.47	$4.32	$4.47

Ending value (after expenses)	$1,019.46	$1,015.69	$1,015.69	$1,016.94	$1,018.20	$1,020.71	$1,020.86	$1,020.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Absolute Return 500 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Absolute Return 500 Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 500 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

Absolute Return 500 Fund	17

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

18	Absolute Return 500 Fund

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least June 30, 2013, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.90% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

Absolute Return 500 Fund	19

college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its targeted annualized return, over the one- and three-year periods ended December 31, 2011. Putnam Absolute Return 500 Fund’s class A shares’ return net of fees and expenses was positive and lagged its targeted annualized return over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered steps that Putnam Management had taken to support improved performance. These changes

20	Absolute Return 500 Fund

included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Absolute Return 500 Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2012

Absolute Return 500 Fund	23

The fund’s portfolio 10/31/12

COMMON STOCKS (26.5%)*	Shares	Value

Basic materials (0.8%)
Allied Nevada Gold Corp. †	10,200	$376,584

Bemis Co., Inc.	11,300	373,465

FMC Corp.	11,600	620,832

International Flavors & Fragrances, Inc.	7,481	483,422

Newmont Mining Corp.	21,938	1,196,718

PPG Industries, Inc.	9,332	1,092,591

Royal Gold, Inc.	5,700	502,056

Sherwin-Williams Co. (The)	6,480	923,918

Sigma-Aldrich Corp.	8,995	630,909

Valspar Corp.	9,398	526,570

		6,727,065
Capital goods (1.2%)
Ball Corp.	13,842	592,853

Covanta Holding Corp.	21,401	389,070

General Dynamics Corp.	20,700	1,409,256

Lockheed Martin Corp.	16,580	1,553,049

Northrop Grumman Corp.	19,094	1,311,567

Raytheon Co.	24,734	1,398,955

Republic Services, Inc.	28,300	802,305

Roper Industries, Inc.	8,864	967,683

Stericycle, Inc. †	8,400	795,984

Waste Connections, Inc.	15,400	505,582

		9,726,304
Communication services (0.8%)
American Tower Corp. Class A R	14,820	1,115,798

AT&T, Inc.	33,500	1,158,765

IAC/InterActiveCorp.	12,497	604,230

Verizon Communications, Inc.	70,296	3,138,013

Windstream Corp.	32,700	311,958

		6,328,764
Conglomerates (0.5%)
AMETEK, Inc.	23,728	843,530

Danaher Corp.	31,400	1,624,322

General Electric Co.	70,500	1,484,730

		3,952,582
Consumer cyclicals (3.2%)
Advance Auto Parts, Inc.	5,099	361,723

Amazon.com, Inc. †	11,317	2,634,824

AutoZone, Inc. †	1,610	603,750

Bed Bath & Beyond, Inc. †	12,400	715,232

Big Lots, Inc. †	6,344	184,801

Cintas Corp.	14,328	599,054

Discovery Communications, Inc. Class A †	14,768	871,607

Dollar General Corp. †	8,400	408,408

Dollar Tree, Inc. †	13,884	553,555

Dun & Bradstreet Corp. (The)	6,400	518,656

Ecolab, Inc.	16,172	1,125,571

24	Absolute Return 500 Fund

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Equifax, Inc.	14,464	$723,779

Expedia, Inc.	8,955	529,688

Home Depot, Inc. (The)	48,300	2,964,654

Kimberly-Clark Corp.	27,319	2,279,771

Kohl’s Corp.	13,600	724,608

McGraw-Hill Cos., Inc. (The)	15,813	874,143

Moody’s Corp.	20,654	994,697

MSC Industrial Direct Co., Inc. Class A	6,199	462,445

O’Reilly Automotive, Inc. †	7,400	634,032

Omnicom Group, Inc.	14,552	697,186

PetSmart, Inc.	8,035	533,444

Priceline.com, Inc. †	2,117	1,214,671

Ross Stores, Inc.	12,700	774,065

Scotts Miracle-Gro Co. (The) Class A	5,787	247,741

Scripps Networks Interactive Class A	7,500	455,400

Target Corp.	25,338	1,615,298

Towers Watson & Co. Class A	7,600	408,196

Tupperware Brands Corp.	5,160	304,956

Verisk Analytics, Inc. Class A †	14,209	724,659

Viacom, Inc. Class B	22,749	1,166,341

		26,906,955
Consumer staples (2.8%)
Altria Group, Inc.	98,800	3,141,840

Brinker International, Inc.	8,808	271,286

Church & Dwight Co., Inc.	19,800	1,005,048

Coca-Cola Co. (The)	12,500	464,750

ConAgra Foods, Inc.	44,800	1,247,232

Dr. Pepper Snapple Group, Inc.	27,300	1,169,805

Kroger Co. (The)	56,600	1,427,452

Lorillard, Inc.	11,796	1,368,454

McDonald’s Corp.	28,500	2,473,800

Panera Bread Co. Class A †	2,444	412,156

Philip Morris International, Inc.	49,894	4,418,613

Procter & Gamble Co. (The)	16,700	1,156,308

Reynolds American, Inc.	32,900	1,369,956

Starbucks Corp.	28,008	1,285,567

W.W. Grainger, Inc.	4,531	912,589

Yum! Brands, Inc.	18,328	1,284,976

		23,409,832
Energy (2.6%)
Chevron Corp.	42,545	4,688,884

ConocoPhillips	36,800	2,128,880

Deepocean Group (Shell) (acquired 6/9/11,
cost $357,150) (Norway) ‡	24,587	368,805

Diamond Offshore Drilling, Inc.	4,500	311,580

Exxon Mobil Corp.	88,602	8,077,844

FMC Technologies, Inc. †	11,460	468,714

HollyFrontier Corp.	24,074	929,979

Absolute Return 500 Fund	25

COMMON STOCKS (26.5%)* cont.	Shares	Value

Energy cont.
Marathon Oil Corp.	15,100	$453,906

Murphy Oil Corp.	16,910	1,014,600

National Oilwell Varco, Inc.	6,500	479,050

Phillips 66	23,000	1,084,680

Spectra Energy Corp.	43,706	1,261,792

		21,268,714
Financials (3.4%)
ACE, Ltd.	26,862	2,112,696

Allied World Assurance Co. Holdings AG	12,382	994,275

American Express Co.	50,600	2,832,082

Arch Capital Group, Ltd. †	31,675	1,398,451

AvalonBay Communities, Inc. R	4,500	610,020

Bank of Hawaii Corp.	10,019	442,439

Bank of New York Mellon Corp. (The)	19,600	484,316

Berkshire Hathaway, Inc. Class B †	24,338	2,101,586

Chubb Corp. (The)	16,999	1,308,583

Commerce Bancshares, Inc.	14,000	533,120

Digital Realty Trust, Inc. R	5,862	360,103

Discover Financial Services	42,000	1,722,000

Equity Residential Trust R	12,600	723,366

Essex Property Trust, Inc. R	2,400	360,000

Everest Re Group, Ltd.	11,936	1,325,493

Federal Realty Investment Trust R	3,797	409,431

JPMorgan Chase & Co.	16,900	704,392

M&T Bank Corp.	13,210	1,375,161

Northern Trust Corp.	20,700	989,046

People’s United Financial, Inc.	55,097	662,817

Public Storage R	5,700	790,191

Rayonier, Inc. R	8,011	392,619

Realty Income Corp. R	9,002	353,509

RenaissanceRe Holdings, Ltd.	13,962	1,135,948

Simon Property Group, Inc. R	9,600	1,461,216

Validus Holdings, Ltd.	26,648	953,998

W.R. Berkley Corp.	29,834	1,160,244

Wells Fargo & Co.	20,600	694,014

		28,391,116
Health care (2.8%)
Abbott Laboratories	42,065	2,756,099

Aetna, Inc.	7,000	305,900

AmerisourceBergen Corp.	18,889	744,982

Amgen, Inc.	24,600	2,129,007

Biogen Idec, Inc. †	8,965	1,239,142

Bristol-Myers Squibb Co.	52,300	1,738,975

C.R. Bard, Inc.	6,727	647,070

Cardinal Health, Inc.	21,374	879,113

Cerner Corp. †	8,100	617,139

Eli Lilly & Co.	34,499	1,677,686

26	Absolute Return 500 Fund

COMMON STOCKS (26.5%)* cont.	Shares	Value

Health care cont.
Forest Laboratories, Inc. †	15,233	$513,504

Gilead Sciences, Inc. †	27,400	1,840,184

Humana, Inc.	1,900	141,113

Johnson & Johnson	15,400	1,090,628

Laboratory Corp. of America Holdings †	4,900	415,177

McKesson Corp.	13,613	1,270,229

Merck & Co., Inc.	4,500	205,335

Perrigo Co.	4,699	540,432

Pfizer, Inc.	39,300	977,391

UnitedHealth Group, Inc.	40,600	2,273,600

Ventas, Inc. R	11,400	721,278

Zimmer Holdings, Inc.	6,700	430,207

		23,154,191
Technology (7.2%)
Accenture PLC Class A	30,213	2,036,658

Altera Corp.	31,300	954,024

Analog Devices, Inc.	30,058	1,175,568

Apple, Inc.	48,759	29,016,481

Avago Technologies, Ltd. (Singapore)	26,032	859,837

BMC Software, Inc. †	19,210	781,847

Cisco Systems, Inc.	186,000	3,188,040

Google, Inc. Class A †	6,990	4,751,592

IBM Corp.	27,319	5,314,365

Intel Corp.	18,500	400,063

Intuit, Inc.	19,845	1,179,190

KLA-Tencor Corp.	20,745	965,057

L-3 Communications Holdings, Inc.	10,341	763,166

Lam Research Corp. †	20,932	740,993

Maxim Integrated Products, Inc.	36,400	1,001,910

Microchip Technology, Inc.	26,100	818,235

Microsoft Corp.	170,219	4,857,199

Xilinx, Inc.	29,400	963,144

		59,767,369
Transportation (0.5%)
Copa Holdings SA Class A (Panama)	5,497	510,232

J. B. Hunt Transport Services, Inc.	11,321	664,543

Southwest Airlines Co.	80,027	705,838

United Parcel Service, Inc. Class B	33,186	2,430,875

		4,311,488
Utilities and power (0.7%)
DTE Energy Co.	14,392	893,743

Entergy Corp.	13,432	974,895

Kinder Morgan, Inc.	24,400	846,924

NextEra Energy, Inc.	10,300	721,618

PG&E Corp.	26,500	1,126,780

Pinnacle West Capital Corp.	12,023	636,858

Westar Energy, Inc.	15,595	463,172

		5,663,990

Total common stocks (cost $181,161,839)		$219,608,370

Absolute Return 500 Fund	27

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (18.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates
3s, TBA, January 1, 2043	$1,000,000	$1,059,375
3s, TBA, November 1, 2042	2,000,000	2,130,156

		3,189,531
U.S. Government Agency Mortgage Obligations (18.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
5 1/2s, May 1, 2036 [i]	414,096	464,334
3s, TBA, November 1, 2042	9,000,000	9,426,797

Federal National Mortgage Association
Pass-Through Certificates
5.43s, April 1, 2015 [i]	633,101	685,081
3s, TBA, February 1, 2043	29,000,000	30,229,101
3s, TBA, November 1, 2042	104,000,000	109,175,621
2 7/8s, February 9, 2015 [i]	175,000	186,128

		150,167,062

Total U.S. government and agency mortgage obligations (cost $153,112,145)		$153,356,593

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/2s, May 15, 2038 [i]	$215,000	$292,043

Total U.S. treasury obligations (cost $292,043)		$292,043

MORTGAGE-BACKED SECURITIES (13.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (3.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.399s, 2034	$207,344	$291,088
IFB Ser. 3951, Class CS, IO, 6.536s, 2026	5,915,342	926,402
IFB Ser. 4098, Class MS, IO, 6.486s, 2041	3,060,568	658,267
IFB Ser. 3859, Class SG, IO, 6.486s, 2039	804,133	86,444
IFB Ser. 3727, Class PS, IO, 6.486s, 2038	2,730,476	231,422
IFB Ser. 3860, Class SP, IO, 6.386s, 2040	1,449,627	243,697
IFB Ser. 3856, Class PS, IO, 6.386s, 2040	903,115	129,583
IFB Ser. 3803, Class SP, IO, 6.386s, 2038	2,871,782	229,743
IFB Ser. 3861, Class PS, IO, 6.386s, 2037	1,200,574	191,636
IFB Ser. 3708, Class SQ, IO, 6.336s, 2040	6,780,424	954,480
IFB Ser. 3907, Class KS, IO, 6.336s, 2040	2,461,769	333,588
IFB Ser. 3708, Class SA, IO, 6.236s, 2040	11,062,313	1,526,489
IFB Ser. 3780, Class PS, IO, 6.236s, 2035	1,376,732	120,356
IFB Ser. 3934, Class SA, IO, 6.186s, 2041	427,854	76,543
IFB Ser. 3232, Class KS, IO, 6.086s, 2036	1,808,964	205,770
IFB Ser. 3116, Class AS, IO, 5.886s, 2034	1,922,040	150,753
IFB Ser. 3964, Class SA, IO, 5.786s, 2041	7,853,749	1,158,428
IFB Ser. 3852, Class NT, 5.786s, 2041	3,363,499	3,705,534
IFB Ser. 3752, Class PS, IO, 5.786s, 2040	2,613,770	405,605
Ser. 3632, Class CI, IO, 5s, 2038	400,582	22,160
Ser. 3626, Class DI, IO, 5s, 2037	211,304	6,793
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,360,000	359,192
Ser. 3747, Class HI, IO, 4 1/2s, 2037	374,034	30,639

28	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (13.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 4116, Class MI, IO, 4s, 2042	$4,770,000	$733,388
Ser. 4090, Class BI, IO, 4s, 2042	1,543,241	174,093
Ser. 4098, Class PI, IO, 4s, 2042	2,264,898	354,457
Ser. 3748, Class NI, IO, 4s, 2034	2,273,361	90,252
Ser. 3751, Class MI, IO, 4s, 2034	206,974	3,653
Ser. T-8, Class A9, IO, 0.298s, 2028	307,930	3,849
Ser. T-59, Class 1AX, IO, 0.274s, 2043	716,796	8,736
Ser. T-48, Class A2, IO, 0.212s, 2033	1,041,044	9,963
Ser. 3206, Class EO, PO, zero %, 2036	108,419	101,721
Ser. 3175, Class MO, PO, zero %, 2036	87,264	81,996
FRB Ser. T-54, Class 2A, IO, zero %, 2043	418,105	65

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.447s, 2035	94,491	171,431
IFB Ser. 05-45, Class DA, 23.647s, 2035	386,215	643,078
IFB Ser. 11-4, Class CS, 12.479s, 2040	1,886,050	2,266,622
IFB Ser. 12-96, Class PS, IO, 6.489s, 2041	3,241,509	675,206
IFB Ser. 12-88, Class SB, IO, 6.459s, 2042	3,316,908	605,800
IFB Ser. 12-75, Class SK, IO, 6.439s, 2041	3,590,725	720,766
IFB Ser. 12-75, Class KS, IO, 6.339s, 2042	2,442,655	438,237
IFB Ser. 11-87, Class HS, IO, 6.289s, 2041	1,893,718	329,507
IFB Ser. 11-67, Class BS, IO, 6.289s, 2041	6,831,780	1,194,263
IFB Ser. 404, Class S13, IO, 6.189s, 2040	125,498	19,269
IFB Ser. 10-35, Class SG, IO, 6.189s, 2040	4,517,863	602,050
IFB Ser. 12-113, Class CS, IO, 5.939s, 2041	1,235,761	240,677
IFB Ser. 12-113, Class SG, IO, 5.889s, 2042	1,315,971	238,770
Ser. 12-132, Class SA, IO, 5s, 2042 ∆	1,743,000	291,168
Ser. 397, Class 2, IO, 5s, 2039	83,358	11,553
Ser. 398, Class C5, IO, 5s, 2039	662,082	66,341
Ser. 10-13, Class EI, IO, 5s, 2038	570,864	24,591
Ser. 12-118, Class IO, IO, 4s, 2042	3,924,000	604,374
Ser. 12-124, Class UI, IO, 4s, 2042	3,540,000	635,430
Ser. 12-118, Class PI, IO, 4s, 2042	2,728,000	468,452
Ser. 12-30, Class PI, IO, 4s, 2042	6,006,794	880,896
Ser. 12-96, Class PI, IO, 4s, 2041	4,885,091	709,755
Ser. 406, Class 2, IO, 4s, 2041	276,165	32,146
Ser. 406, Class 1, IO, 4s, 2041	258,501	32,002
Ser. 409, Class C16, IO, 4s, 2040	1,116,549	112,191
Ser. 98-W2, Class X, IO, 3.355s, 2028	1,965,392	86,600
Ser. 98-W5, Class X, IO, 2.72s, 2028	563,443	24,651
Ser. 03-W10, Class 1, IO, 1.4s, 2043	280,709	12,555
Ser. 03-W1, Class 2A, IO, zero %, 2042	893,673	70

Government National Mortgage Association
IFB Ser. 11-61, Class CS, IO, 6.469s, 2035	10,244,847	1,421,483
IFB Ser. 10-120, Class SB, IO, 5.989s, 2035	375,535	31,076
IFB Ser. 10-20, Class SC, IO, 5.939s, 2040	160,933	26,647
IFB Ser. 11-70, Class SN, IO, 5.686s, 2041	1,439,000	363,535
IFB Ser. 11-70, Class SH, IO, 5.676s, 2041	1,799,000	462,379
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	152,948	23,019
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,619,556	260,647
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	6,834,020	726,108

Absolute Return 500 Fund	29

MORTGAGE-BACKED SECURITIES (13.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.573s, 2027	$152,078	$1,966
Ser. 98-2, IO, 0.385s, 2027	83,054	1,350
Ser. 98-3, IO, 0.322s, 2027	99,119	1,677
Ser. 98-4, IO, zero %, 2026	120,765	3,321

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.038s, 2045	755,111	143,471

		29,211,915
Commercial mortgage-backed securities (5.4%)
Banc of America Commercial Mortgage, Inc.
Ser. 04-3, Class D, 5.604s, 2039	639,000	633,933
Ser. 06-6, Class A2, 5.309s, 2045	1,069,866	1,087,986
FRB Ser. 05-5, Class D, 5.231s, 2045	366,000	320,708
Ser. 04-4, Class B, 4.985s, 2042	563,000	586,570
Ser. 07-1, Class XW, IO, 0.306s, 2049	4,416,821	40,538

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	493,000	498,186
Ser. 03-1, Class J, 4.9s, 2036	1,109,000	1,078,613
Ser. 04-4, Class XC, IO, 0.861s, 2042	4,682,351	48,092
Ser. 02-PB2, Class XC, IO, 0.457s, 2035	2,092,087	197

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.971s, 2042	270,000	267,592
FRB Ser. 07-PW17, Class AJ, 5.894s, 2050	1,251,000	1,063,350
Ser. 05-PWR7, Class D, 5.304s, 2041	375,000	333,133
FRB Ser. 05-T20, Class C, 5.15s, 2042	350,000	338,184
Ser. 05-PWR9, Class AJ, 4.985s, 2042	300,000	305,190

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	590,000	622,090

Commercial Mortgage Pass-Through Certificates Ser. 05-C6,
Class AJ, 5.209s, 2044 F	873,000	887,512

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.762s, 2039	649,915	652,019

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037	965,000	965,000
FRB Ser. 04-C2, Class E, 5.662s, 2036	963,000	1,027,906
FRB Ser. 04-C2, Class D, 5.575s, 2036	567,000	598,362
Ser. 05-C6, Class B, 5.23s, 2040	240,000	222,749
Ser. 05-C5, Class AJ, 5.1s, 2038	499,000	527,543
Ser. 03-CPN1, Class E, 4.891s, 2035	514,000	513,573

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	677,548	735,140
FRB Ser. 03-CK2, Class G, 5.744s, 2036	1,430,000	1,431,617
Ser. 03-C3, Class AX, IO, 1.717s, 2038	6,500,492	17,772

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	531,000	544,275

First Union National Bank Commercial Mortgage 144A
Ser. 01-C3, Class K, 6.155s, 2033	462,279	462,279

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	986,470
FRB Ser. 05-C4, Class AJ, 5.307s, 2045	222,000	184,260
FRB Ser. 06-C1, Class AJ, 5.3s, 2044	220,000	195,800

30	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (13.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 03-C2, Class H, 5.448s, 2037	$1,231,000	$1,229,030
FRB Ser. 04-C1, Class F, 5.088s, 2038	807,000	804,983

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	792,000	811,811

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 02-C3, Class G, 5.831s, 2039	376,000	373,744
FRB Ser. 03-C2, Class F, 5.473s, 2040	422,000	417,780

Greenwich Capital Commercial Funding Corp. 144A
Ser. 02-C1, Class H, 5.903s, 2035	3,000,000	2,995,641
FRB Ser. 03-C1, Class J, 5.363s, 2035	130,000	131,846
Ser. 03-C1, Class G, 4.773s, 2035	558,000	552,583

GS Mortgage Securities Corp. II
Ser. 06-GG8, Class AJ, 5.622s, 2039	298,000	263,919
Ser. 05-GG4, Class B, 4.841s, 2039	180,000	159,660

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 02-C3, Class D, 5.314s, 2035	843,000	843,000
FRB Ser. 02-C2, Class E, 5.256s, 2034	1,130,000	1,130,000
FRB Ser. 05-LDP3, Class D, 5.194s, 2042	274,000	248,998
FRB Ser. 04-CBX, Class B, 5.021s, 2037	181,000	178,439
Ser. 04-C3, Class B, 4.961s, 2042	427,000	427,214

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
FRB Ser. 02-CIB5, Class F, 5.83s, 2037	1,017,985	1,059,977
FRB Ser. 01-C1, Class H, 5.626s, 2035	611,985	620,186
FRB Ser. 04-CB8, Class F, 4.853s, 2039	500,000	427,500

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.513s, 2040	193,958	186,442

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	9,327	9,324
FRB Ser. 06-C6, Class C, 5.482s, 2039	324,000	274,544
Ser. 04-C8, Class D, 4.946s, 2039	429,000	436,636
Ser. 05-C1, Class D, 4.856s, 2040	478,000	485,600
Ser. 03-C3, Class G, 4.392s, 2037	607,000	609,732
Ser. 07-C2, Class XW, IO, 0.499s, 2040	2,956,626	55,218
Ser. 07-C1, Class XW, IO, 0.457s, 2040	17,647,994	308,840

LB-UBS Commercial Mortgage Trust 144A
Ser. 02-C1, Class K, 6.428s, 2034	777,012	777,012
FRB Ser. 03-C8, Class K, 5.584s, 2037	1,192,000	1,161,008

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 5.805s, 2051 F	282,000	272,037
Ser. 06-C2, Class AJ, 5.802s, 2043	252,000	228,060
Ser. 03-KEY1, Class C, 5.373s, 2035	356,000	361,981
Ser. 04-KEY2, Class B, 4.947s, 2039	674,000	695,703

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC,
IO, 0.198s, 2043	17,085,906	199,427

Morgan Stanley Capital I
FRB Ser. 07-T27, Class AJ, 5.653s, 2042	713,000	704,292
06-HQ10 Ser. 06-HQ10, Class AJ, 5.389s, 2041	301,000	260,365

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.774s, 2035	535,000	533,074

Absolute Return 500 Fund	31

MORTGAGE-BACKED SECURITIES (13.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	$439,000	$453,268

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	236,000	251,340

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032	903,000	921,191

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	676,000	730,891

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, Class AM, 5.339s, 2048	190,000	209,988
Ser. 2004-C12, Class F, 5.308s, 2041	868,000	854,893
Ser. 05-C17, Class B, 5.287s, 2042	1,009,000	1,028,373
Ser. 2003-C8, Class E, 5.076s, 2035	583,000	594,757
FRB Ser. 05-C16, Class D, 5.044s, 2041	230,000	233,910
Ser. 06-C29, IO, 0.387s, 2048	42,191,856	603,765

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.24s, 2044	767,000	710,253
Ser. 07-C31, IO, 0.238s, 2047	62,642,677	508,972

		44,513,846
Residential mortgage-backed securities (non-agency) (4.3%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.361s, 2036	2,075,000	1,608,125

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO
3.852s, 2047	3,240,653	379,764

Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5.817s, 2036	387,072	276,757
FRB Ser. 06-G, Class 2A5, 0.491s, 2036	1,526,589	1,259,436

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15.103s, 2042	260,000	119,600
Ser. 12-RR10, Class 8A2, 4s, 2042	580,000	572,750
Ser. 12-RR10, Class 9A1, 2.665s, 2042 F	350,000	357,000
FRB Ser. 12-RR10, Class 9A2, 2.665s, 2042 F	220,000	154,000
Ser. 12-RR10, Class 4A2, 2.655s, 2036	310,000	232,500

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046	11,572,730	491,841
Ser. 09-RR7, Class 2A7, IO, 1.574s, 2047	27,007,032	1,158,602

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	4,872,952	136,930
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	3,610,952	52,720

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR3, Class 1A2A, 5.589s, 2036	1,173,849	1,068,203
FRB Ser. 07-10, Class 22AA, 3.083s, 2037	2,332,671	1,691,186

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 12-8, Class 1A2, 2.663s, 2035	1,750,000	1,194,375
FRB Ser. 12-7, Class 12A2, 2.629s, 2036	3,000,000	2,137,500

Countrywide Alternative Loan Trust Ser. 07-19, Class 1A34,
6s, 2037	3,290,325	2,566,454

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	1,384,544	1,222,726
Ser. 07-3, Class A30, 5 3/4s, 2037	265,595	230,825
Ser. 05-24, Class A8, 5 1/2s, 2035	2,478,505	2,342,187

32	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (13.2%)* cont.	Principal amount		Value

Residential mortgage-backed securities (non-agency) cont.
Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036		$3,616,093	$146,813

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.542s, 2035		1,659,670	1,146,412

JPMorgan Mortgage Trust FRB Ser. 07-A4, Class 2A1,
5.584s, 2037		838,854	713,026

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047		2,501,051	75,032

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8,
Class X, IO, 0.4s, 2036		10,668,970	173,904

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY3, Class 4A1, 2.763s, 2037		1,991,165	1,732,314
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046		1,794,762	1,561,443
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046		488,909	371,571
FRB Ser. 2004-AR13, Class A1B2, 0.74s, 2034		660,355	561,302
FRB Ser. 05-AR11, Class A1C3, 0.721s, 2045		2,981,645	2,087,152
FRB Ser. 05-AR17, Class A1C4, 0.611s, 2045		2,905,203	1,452,602
FRB Ser. 05-AR15, Class A1A2, 0.491s, 2045		2,107,263	1,749,028

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037		1,706,435	1,710,701
FRB Ser. 06-AR1, Class 2A5, 5.359s, 2036		1,000,000	980,000
FRB Ser. 06-AR10, Class 5A1, 2.614s, 2036		1,191,392	1,012,683
FRB Ser. 06-AR13, Class A4, 2.613s, 2036		1,468,002	1,225,782

			35,953,246

Total mortgage-backed securities (cost $106,011,700)			$109,679,007

CORPORATE BONDS AND NOTES (13.2%)*	Principal amount		Value

Basic materials (0.7%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017		$339,000	$375,788

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)		339,000	337,877

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2014 (Australia)		339,000	362,486

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		565,000	628,813

E.I. du Pont de Nemours & Co. sr. unsec.
unsub. notes 3 1/4s, 2015		452,000	479,981

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		400,000	374,000

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,020,000	1,081,200

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		647,000	669,645

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)		445,000	610,974

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 1.599s, 2015 (Germany)	EUR	100,000	127,234

Vale Overseas, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2017		$395,000	458,464

			5,506,462

Absolute Return 500 Fund	33

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount		Value

Capital goods (0.2%)
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		$200,000	$238,078

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015		252,000	269,219

Caterpillar Financial Services Corp. sr. unsec.
notes 6 1/8s, 2014		616,000	660,140

Deere & Co. sr. unsec. notes 6.95s, 2014		252,000	275,870

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.735s, 2015		85,000	81,388

United Technologies Corp. sr. unsec. unsub. notes 4 7/8s, 2015		452,000	501,090

			2,025,785
Communication services (1.9%)
America Movil SAB de CV company guaranty unsec.
unsub. notes 5 1/2s, 2014 (Mexico)		339,000	359,980

AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015		2,579,000	2,716,701

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014		452,000	479,076

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6 1/2s, 2017		1,125,000	1,372,556

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		380,000	401,850

Crown Castle International Corp. 144A sr. unsec.
notes 5 1/4s, 2023		840,000	869,400

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes 5 3/4s, 2016 (Netherlands)		452,000	517,308

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Jamaica)		1,500,000	1,657,500

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		245,000	243,163

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		290,000	312,475

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017		510,000	598,454

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		265,000	284,875

Telecom Italia Capital SA company guaranty 5 1/4s, 2015 (Italy)		508,000	537,845

Telefonica Emisones SAU company guaranty 6.421s,
2016 (Spain)		250,000	271,632

Telefonica Emisones SAU company guaranty sr. unsec.
notes 4.949s, 2015 (Spain)		315,000	328,388

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022
(Luxembourg)		185,000	245,183

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024
(Luxembourg)	EUR	130,000	172,712

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 5.85s, 2017		$955,000	1,142,721

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 7 1/2s, 2019 (Germany)		560,000	613,542

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		1,459,000	1,679,413

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)		508,000	603,456

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	190,000	237,445

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$335,000	326,625

			15,972,300

34	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount		Value

Consumer cyclicals (0.9%)
Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		$890,000	$963,425

Daimler Finance North America, LLC company guaranty
6 1/2s, 2013		282,000	298,744

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		282,000	324,793

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 6 1/4s, 2014		231,000	249,480

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		405,000	449,550

MGM Resorts International sr. notes 10 3/8s, 2014		180,000	202,275

News America, Inc. sr. unsec. notes company
guaranty 4 1/2s, 2021		452,000	516,443

Owens Corning company guaranty sr. unsec. notes 9s, 2019		210,000	267,750

QVC, Inc. 144A sr. notes 7 1/8s, 2017		475,000	501,673

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	224,500

Target Corp. sr. unsec. notes 5 3/8s, 2017		452,000	537,826

Time Warner, Inc. company guaranty sr. unsec. notes
5 7/8s, 2016		729,000	862,769

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		125,000	96,563

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		1,000,000	1,056,250

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014		1,068,000	1,113,250

			7,665,291
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec.
notes 4 1/8s, 2015		663,000	726,368

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4 1/8s, 2015		616,000	663,404

Coca-Cola Co. (The) sr. unsec. notes 1.8s, 2016		282,000	292,431

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		260,000	300,300

CVS Corp. sr. unsec. notes 5 3/4s, 2017		395,000	475,603

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2017 (United Kingdom)		339,000	412,878

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	500,000	701,314

Kraft Foods, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		$1,068,000	1,178,450

Kroger Co. company guaranty sr. unsec. unsub. notes
6.4s, 2017		282,000	342,637

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015		786,000	828,770

Philip Morris International, Inc. sr. unsec.
unsub. notes 5.65s, 2018		339,000	416,125

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015		452,000	481,607

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		300,000	316,125

			7,136,012
Energy (1.3%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		285,000	332,404

BP Capital Markets PLC company guaranty sr. unsec.
notes 3 7/8s, 2015 (United Kingdom)		252,000	270,654

Absolute Return 500 Fund	35

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Energy cont.
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	$200,000	$234,856

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	490,000	548,800

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	560,000	586,600

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015	899,000	977,684

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)	395,000	423,103

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	483,000	520,433

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)	500,000	555,800

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	100,000	103,000

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	65,000	74,425

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	2,295,000	2,122,462

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	225,000	231,750

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	786,000	838,531

Whiting Petroleum Corp. company guaranty 7s, 2014	125,000	131,250

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,000,000	2,135,000

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017	339,000	422,681

		10,509,433
Financials (4.6%)
Air Lease Corp. 144A company guaranty sr. unsec.
notes 4 1/2s, 2016	1,000,000	1,000,000

Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014	339,000	364,612

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014	1,500,000	1,482,362

American Express Credit Corp. sr. unsec.
unsub. notes 5 1/8s, 2014	1,012,000	1,092,481

American International Group, Inc. sr. unsec.
notes Ser. MTN, 5.45s, 2017	565,000	646,878

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	3,585,000	4,152,473

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969s, 2017	450,000	465,531

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	616,000	658,625

BB&T Corp. unsec. sub. notes 5.2s, 2015	339,000	379,793

Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.2s, 2015	1,233,000	1,304,197

Capital One Financial Corp. sr. unsec. unsub. notes 6 3/4s, 2017	452,000	556,273

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	335,000	372,688

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	900,000	956,250

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	380,000	454,060

Credit Suisse Guernsey sr. unsec. notes 5 1/2s, 2014	1,402,000	1,494,898

Deutsche Bank AG sr. unsec. notes 6s, 2017 (United Kingdom)	616,000	740,178

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	480,000	510,000

36	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount		Value

Financials cont.
General Electric Capital Corp. sr. unsec. unsub. notes 6s, 2019		$3,535,000	$4,330,057

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017		2,748,000	3,228,996

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		530,000	618,113

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021		740,000	875,668

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		300,000	313,500

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015		3,031,000	3,209,268

MetLife, Inc. sr. unsec. 6 3/4s, 2016		452,000	540,071

PNC Funding Corp. bank guaranty sr. unsec. notes 3 5/8s, 2015		283,000	301,974

Prudential Financial, Inc. sr. disc. unsec.
unsub. notes Ser. MTN, 4 3/4s, 2015		565,000	624,214

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R		395,000	422,806

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		395,000	469,430

UBS AG/Stamford CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015		300,000	318,200

US Bancorp sr. unsec. unsub. notes 2.45s, 2015		452,000	472,917

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		250,000	295,940

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		500,000	532,615

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,600,000	1,726,176

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017		2,301,000	2,754,677

Westpac Banking Corp. sr. unsec. unsub. notes 3s, 2015
(Australia)		395,000	416,793

			38,082,714
Health care (1.1%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		508,000	596,239

Amgen, Inc. sr. unsec. notes 5.85s, 2017		339,000	408,673

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		339,000	415,541

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		305,000	341,329

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	415,000	574,318

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$235,000	269,663

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		452,000	477,479

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	672,525

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,240,000	1,292,700

Merck & Co., Inc. sr. unsec. notes 4s, 2015		508,000	553,667

Novartis Capital Corp. company guaranty sr. unsec.
notes 2.9s, 2015		452,000	477,945

Pfizer, Inc. sr. unsec. notes 5.35s, 2015		1,068,000	1,186,750

Service Corporation International sr. notes 7s, 2017		170,000	194,650

Service Corporation International sr. unsec. notes 7 3/8s, 2014		180,000	197,100

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	718,200

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		40,000	44,700

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		339,000	415,638

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		157,000	175,789

			9,012,906

Absolute Return 500 Fund	37

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Technology (0.4%)
Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016	$508,000	$587,967

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	452,000	478,734

IBM Corp. sr. unsec. notes 5.7s, 2017	673,000	820,303

Oracle Corp. sr. unsec. notes 5 1/4s, 2016	616,000	704,065

Seagate Technology International 144A company
guaranty sr. notes 10s, 2014 (Cayman Islands)	222,000	240,870

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	395,000	418,924

		3,250,863
Transportation (—%)
United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014	339,000	355,862

		355,862
Utilities and power (1.2%)
AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016	210,000	251,213

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,035,000	1,183,781

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038	189,000	267,621

Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019	280,000	342,041

Consolidated Edison Co. of New York sr. unsec.
notes 7 1/8s, 2018	157,000	205,251

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	880,000	1,069,482

Duke Energy Corp. sr. unsec. unsub. notes 6.3s, 2014	880,000	941,411

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	350,000	175,875

El Paso Corp. sr. unsec. notes 7s, 2017	225,000	257,071

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds Ser. L, 6.3s, 2017	395,000	484,286

Exelon Corp. sr. unsec. notes 4.9s, 2015	827,000	909,237

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C, 7 3/8s, 2031	220,000	297,397

FPL Group Capital, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2015	282,000	339,500

Kinder Morgan Energy Partners LP notes 6s, 2017	452,000	534,914

National Rural Utilities Cooperative Finance Corp.
sr. bonds 10 3/8s, 2018	226,000	336,126

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	315,000	433,984

Pacific Gas & Electric Co. sr. unsec. bonds 4.8s, 2014	220,000	231,966

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015	339,000	373,069

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	275,000	372,407

TransCanada Pipelines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)	395,000	493,107

		9,499,739

Total corporate bonds and notes (cost $103,215,532)		$109,017,367

SENIOR LOANS (8.2%)* [c]	Principal amount	Value

Basic materials (0.4%)
Fortescue Metals Group, Ltd. bank term loan FRN Class B,
5 1/4s, 2017 (Australia)	$840,000	$835,669

INEOS Group Holdings, Ltd. bank term loan FRN Ser. B,
6 1/2s, 2018 (United Kingdom)	497,500	503,922

Momentive Performance Materials, Inc. bank term loan FRN
Ser. B3, 3 3/4s, 2015	746,250	742,519

38	Absolute Return 500 Fund

SENIOR LOANS (8.2%)* [c] cont.	Principal amount		Value

Basic materials cont.
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		$462,950	$454,270

Styron Corp. bank term loan FRN 8s, 2017		326,581	311,170

			2,847,550
Capital goods (0.4%)
ADS Waste Holdings, Inc. bank term loan FRN Class B,
5 1/4s, 2019		500,000	503,959

Generac Power Systems, Inc. bank term loan FRN Class B,
6 1/4s, 2018		997,500	1,017,450

Husky Injection Molding Systems, Ltd. bank term loan FRN
Class B, 5 3/4s, 2018 (Canada)		464,368	470,027

Kloeckner Pentaplast GmbH & Co. KG bank term loan FRN
Ser. B, 6 3/4s, 2016 (Germany)		374,063	377,336

Reynolds Group Holdings, Inc. bank term loan FRN Class B,
4 3/4s, 2018		600,000	601,797

SRAM Corp. bank term loan FRN 8 1/2s, 2018		500,000	507,500

SRAM Corp. bank term loan FRN 4.793s, 2018		169,850	171,124

			3,649,193
Communication services (1.0%)
Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018		1,264,875	1,271,831

Atlantic Broadband Finance, LLC bank term loan FRN
5 1/4s, 2019		995,000	998,198

Crown Castle Operating Co. bank term loan FRN Class B,
4s, 2019		992,500	996,842

Intelsat Jackson Holdings SA bank term loan FRN 4 1/2s,
2018 (Bermuda)		1,480,631	1,489,885

Level 3 Financing, Inc. bank term loan FRN Class B2,
4 3/4s, 2019		1,000,000	1,003,500

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 3/4s, 2018		493,750	493,750

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018		798,000	804,076

Zayo Group, LLC bank term loan FRN Class B, 5 1/4s, 2019		997,500	1,002,488

			8,060,570
Consumer cyclicals (2.0%)
Academy, Ltd. bank term loan FRN 6s, 2018		990,000	990,275

AMC Entertainment, Inc. bank term loan FRN Ser. B3,
4 3/4s, 2018		992,500	998,696

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019		465,000	464,419

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017		235,125	236,721

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.461s, 2018		600,000	538,166

Cumulus Media Holdings, Inc. bank term loan FRN 5 3/4s, 2018		793,359	796,611

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	1,580,468	1,572,556

Goodman Global, Inc. bank term loan FRN 9s, 2017		$54,091	54,443

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016		247,581	247,650

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018		685,009	688,256

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		847,100	853,806

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		985,000	985,000

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		652,659	651,190

Absolute Return 500 Fund	39

SENIOR LOANS (8.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Lord & Taylor, LLC bank term loan FRN 5 3/4s, 2018	$275,405	$276,610

Motor City Casino bank term loan FRN 6s, 2017	900,447	905,512

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	1,280,000	1,281,746

Nortek, Inc. bank term loan FRN Class B, 5 1/4s, 2017	83,373	83,512

Peninsula Gaming, LLC bank term loan FRN Ser. B,
5 3/4s, 2017	1,500,000	1,516,875

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	980,000	983,871

Realogy Corp. bank term loan FRN Ser. B, 4.464s, 2016	263,723	262,844

Roofing Supply Group, LLC bank term loan FRN Class B,
5.54s, 2019	1,000,000	1,000,000

Spectrum Brands Holdings, Inc. bank term loan FRN
5.02s, 2016	544,376	544,764

Thomson Learning bank term loan FRN Ser. B, 2.47s, 2014	691,515	658,020

		16,591,543
Consumer staples (0.8%)
Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	941,993	939,167

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,194,000	1,204,696

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. F, 4 3/4s, 2018	997,500	999,163

Revlon Consumer Products Corp. bank term loan FRN
4 3/4s, 2017	1,481,250	1,481,945

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	967,008	962,172

Wendy’s International, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	645,000	649,972

		6,237,115
Energy (0.3%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	182,899	183,128

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	368,976

Plains Exploration & Production Co. bank term loan FRN
Class B, 4s, 2019	900,000	902,893

Vantage Drilling Co. bank term loan FRN Class B, 6 1/4s, 2017	1,335,000	1,289,944

		2,744,941
Financials (0.7%)
CNO Financial Group, Inc. bank term loan FRN Class B2,
5s, 2018	1,250,000	1,256,250

iStar Financial, Inc. bank term loan FRN 5 3/4s, 2017	815,000	812,963

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017	960,000	991,200

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	1,125,000	1,133,438

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.899s, 2017	517,286	516,317

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.899s, 2017	442,714	442,437

Ocwen Financial Corp. bank term loan FRN Ser. B, 7s, 2016	500,442	500,442

		5,653,047

40	Absolute Return 500 Fund

SENIOR LOANS (8.2%)* [c] cont.	Principal amount	Value

Health care (1.6%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$726,833	$726,833

Capsugel Holdings US, Inc. bank term loan FRN Class B,
4 3/4s, 2018	974,857	980,079

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	487,202	490,978

Grifols, Inc. bank term loan FRN Ser. B, 4 1/2s, 2017	1,099,889	1,109,513

Health Management Associates, Inc. bank term loan FRN
Ser. B, 4 1/2s, 2018	1,116,563	1,124,466

Hologic, Inc. bank term loan FRN Class B, 4 1/2s, 2019	1,122,188	1,133,877

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	1,060,184	1,061,952

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,240,625	1,254,582

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	1,026,455	1,028,593

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
5s, 2019	375,000	374,063

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	635,200	642,346

Quintiles Transnational Corp. bank term loan FRN Ser. B,
5s, 2018	987,500	991,697

Quintiles Transnational Holdings, Inc. bank term loan FRN
7 1/2s, 2017 ‡‡	425,000	428,188

Valeant Pharmaceuticals International, Inc. bank term loan
FRN Class C, 4 1/4s, 2019 (Canada)	800,000	802,400

Valeant Pharmaceuticals International, Inc. bank term loan
FRN Class D, 4 1/4s, 2019 (Canada)	800,000	802,200

		12,951,767
Technology (0.5%)
Eagle Parent, Inc. bank term loan FRN 5s, 2018	987,500	991,697

First Data Corp. bank term loan FRN 4.211s, 2018	1,500,000	1,432,734

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	997,500	1,006,852

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5s, 2017	987,525	991,228

		4,422,511
Transportation (0.1%)
Swift Transportation Company, LLC bank term loan FRN
Ser. B2, 5s, 2017	1,146,856	1,152,181

		1,152,181
Utilities and power (0.4%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018	492,500	494,963

Calpine Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,000	1,002

Energy Transfer Equity LP bank term loan FRN Ser. B,
3 3/4s, 2017	1,285,000	1,282,502

EP Energy/EP Energy Finance, Inc. bank term loan FRN
5s, 2018	1,000,000	1,005,625

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.749s, 2017	920,555	593,758

		3,377,850

Total senior loans (cost $67,320,937)		$67,688,268

Absolute Return 500 Fund	41

COMMODITY LINKED NOTES (3.4%)*		Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P
GSCI Light Energy Index TR multiplied by 3) (United Kingdom)		$3,539,000	$4,417,380

Deutsche Bank AG/London 144A sr. unsec. notes Ser. 00DL,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB
Commodity Booster OYE Benchmark Light Energy TR Index
multiplied by 3) (United Kingdom)		2,715,000	2,485,583

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR
Index multiplied by 3) (United Kingdom)		1,800,000	1,520,100

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)		3,539,000	4,419,506

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%,
2013 (Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)		1,800,000	1,525,239

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		13,651,000	13,712,154

Total commodity Linked Notes (cost $27,044,000)			$28,079,962

INVESTMENT COMPANIES (1.1%)*		Shares	Value

PowerShares DB Gold Fund †		148,705	$8,798,875

Total investment companies (cost $8,256,102)			$8,798,875

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$325,000	$237,250

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		1,405,000	1,306,650

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		4,415,000	3,653,413

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		240,000	272,021

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		650,000	715,544

Ukraine (Government of) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		200,000	190,000

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		215,000	226,638

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		1,800,000	1,811,682

Total foreign government and agency bonds and notes (cost $9,134,323)			$8,413,198

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclay’s Bank PLC

(1.75)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	$2,216,000	$25,107

1.75/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.75	2,216,000	22,160

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	42,697,000	257,804

42	Absolute Return 500 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	$42,697,000	$257,804

2.27/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.27	2,495,000	121,357

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	42,697,000	257,804

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625	3,363,000	57,339

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855	3,363,000	54,346

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	1,917,000	102,694

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	1,917,000	1,840

2.3675/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.3675	2,495,000	143,213

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	3,799,000	251,380

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	3,799,000	25,073

1.845/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.845	3,363,000	49,033

1.835/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.835	3,363,000	41,903

Total purchased swap options outstanding (cost $2,630,911)			$1,668,857

PURCHASED EQUITY OPTIONS OUTSTANDING (0.4%)*
	Expiration	Contract
	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-13/$123.00	193,816	$1,087,963

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	99,304	558,347

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	77,585	239,262

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	97,160	261,135

SPDR S&P 500 ETF Trust (Put)	Jun-13/110.00	124,763	229,782

SPDR S&P 500 ETF Trust (Put)	May-13/108.00	124,563	154,671

SPDR S&P 500 ETF Trust (Put)	Apr-13/117.00	162,261	272,086

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	122,681	139,278

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	104,834	73,501

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	88,643	24,596

SPDR S&P 500 ETF Trust (Put)	Dec-12/102.00	147,770	7,434

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	111,210	1

Total purchased equity options outstanding (cost $8,111,542)			$3,048,056

SHORT-TERM INVESTMENTS (33.9%)*	Principal amount/shares		Value

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.180%, August 22, 2013 ##		$28,000,000	$27,962,312

U.S. Treasury Bills with effective yields ranging from
0.152% to 0.178%, July 25, 2013 #		19,000,000	18,977,219

U.S. Treasury Bills with an effective yield of 0.175%,
October 17, 2013 ##		10,000,000	9,983,260

U.S. Treasury Bills with effective yields ranging from
0.168% to 0.173%, May 2, 2013 #		32,000,000	31,974,944

U.S. Treasury Bills with an effective yield of 0.167%,
May 30, 2013		10,000,000	9,990,820

U.S. Treasury Bills with effective yields ranging from
0.136% to 0.163%, April 4, 2013		35,000,000	34,979,805

Absolute Return 500 Fund	43

SHORT-TERM INVESTMENTS (33.9%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.161%,
June 27, 2013	$20,000,000	$19,979,200

U.S. Treasury Bills with an effective yield of 0.144%,
February 7, 2013	8,000,000	7,997,552

U.S. Treasury Bills with an effective yield of 0.100%,
November 15, 2012 #	20,000,000	19,999,218

Putnam Money Market Liquidity Fund 0.16% L	92,324,710	92,324,710

SSgA Prime Money Market Fund 0.12% P	6,512,991	6,512,991

Total short-term investments (cost $280,671,804)		$280,682,031

TOTAL INVESTMENTS

Total investments (cost $946,962,878)		$990,332,627

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $828,585,249.

† Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $368,805, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

44	Absolute Return 500 Fund

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $604,801,289 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $120,900,846)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Swiss Franc	Buy	11/21/12	$394,614	$391,584	$3,030

Barclays Bank PLC

	Australian Dollar	Buy	11/21/12	2,695,914	2,682,770	13,144

	Brazilian Real	Buy	11/21/12	495,294	493,249	2,045

	British Pound	Sell	11/21/12	1,560,234	1,549,831	(10,403)

	Canadian Dollar	Sell	11/21/12	2,429,065	2,463,086	34,021

	Chilean Peso	Buy	11/21/12	77,841	77,914	(73)

	Chilean Peso	Sell	11/21/12	77,841	78,847	1,006

	Euro	Buy	11/21/12	2,146,001	2,146,690	(689)

	Indonesian Rupiah	Sell	11/21/12	246,327	245,011	(1,316)

	Japanese Yen	Sell	11/21/12	1,642,141	1,659,377	17,236

	Mexican Peso	Buy	11/21/12	484,014	494,589	(10,575)

	New Zealand Dollar	Sell	11/21/12	259,729	260,877	1,148

	Norwegian Krone	Buy	11/21/12	2,489,229	2,492,571	(3,342)

	Polish Zloty	Buy	11/21/12	709,164	716,985	(7,821)

	Singapore Dollar	Sell	11/21/12	641,486	636,169	(5,317)

	South African Rand	Buy	11/21/12	124,886	123,819	1,067

	South African Rand	Sell	11/21/12	124,886	125,104	218

	Swedish Krona	Sell	11/21/12	151,192	140,998	(10,194)

Absolute Return 500 Fund	45

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $120,900,846) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Taiwan Dollar	Buy	11/21/12	$246,432	$248,298	$(1,866)

	Thai Baht	Buy	11/21/12	313,181	312,492	689

	Turkish Lira	Buy	11/21/12	1,172,459	1,169,571	2,888

Citibank, N.A.

	Australian Dollar	Buy	11/21/12	1,667,093	1,663,890	3,203

	Brazilian Real	Buy	11/21/12	495,196	493,199	1,997

	British Pound	Sell	11/21/12	2,464,358	2,459,093	(5,265)

	Canadian Dollar	Sell	11/21/12	816,294	829,941	13,647

	Euro	Buy	11/21/12	2,143,667	2,138,813	4,854

	South Korean Won	Buy	11/21/12	383,308	375,674	7,634

	Taiwan Dollar	Buy	11/21/12	806,239	807,461	(1,222)

	Taiwan Dollar	Sell	11/21/12	806,239	804,533	(1,706)

	Turkish Lira	Buy	11/21/12	169,211	180,640	(11,429)

Credit Suisse AG

	Australian Dollar	Buy	11/21/12	3,290,135	3,273,873	16,262

	Brazilian Real	Buy	11/21/12	495,294	493,249	2,045

	British Pound	Sell	11/21/12	767,450	761,228	(6,222)

	Canadian Dollar	Sell	11/21/12	2,665,366	2,697,996	32,630

	Chilean Peso	Buy	11/21/12	79,293	79,326	(33)

	Chilean Peso	Sell	11/21/12	79,293	80,208	915

	Euro	Buy	11/21/12	1,966,584	1,974,548	(7,964)

	Indonesian Rupiah	Sell	11/21/12	246,327	245,011	(1,316)

	Mexican Peso	Buy	11/21/12	247,298	251,866	(4,568)

	New Zealand Dollar	Sell	11/21/12	248,147	249,903	1,756

	Norwegian Krone	Buy	11/21/12	806,162	808,178	(2,016)

	Philippines Peso	Buy	11/21/12	636,505	630,430	6,075

	Polish Zloty	Buy	11/21/12	304,611	304,916	(305)

	Singapore Dollar	Sell	11/21/12	367,676	364,619	(3,057)

	South African Rand	Buy	11/21/12	124,851	123,790	1,061

	South African Rand	Sell	11/21/12	124,851	126,398	1,547

	South Korean Won	Buy	11/21/12	4,216	4,127	89

	Swedish Krona	Sell	11/21/12	828,060	819,692	(8,368)

	Taiwan Dollar	Buy	11/21/12	4,501	5,945	(1,444)

	Turkish Lira	Buy	11/21/12	984,496	978,775	5,721

Deutsche Bank AG

	Australian Dollar	Buy	11/21/12	19,693	19,640	53

	Brazilian Real	Buy	11/21/12	495,294	492,959	2,335

	British Pound	Sell	11/21/12	1,686,421	1,687,173	752

	Canadian Dollar	Sell	11/21/12	1,619,477	1,646,344	26,867

	Euro	Sell	11/21/12	3,002,120	2,985,570	(16,550)

	Mexican Peso	Buy	11/21/12	1,921	1,954	(33)

	Norwegian Krone	Buy	11/21/12	830,999	832,149	(1,150)

	Polish Zloty	Buy	11/21/12	726,952	729,052	(2,100)

	Singapore Dollar	Sell	11/21/12	62,714	62,195	(519)

46	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $120,900,846) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Swedish Krona	Sell	11/21/12	$819,004	$817,981	$(1,023)

	Swiss Franc	Sell	11/21/12	191,829	190,405	(1,424)

	Turkish Lira	Buy	11/21/12	479,701	478,246	1,455

Goldman Sachs International

	Singapore Dollar	Buy	11/21/12	135,183	135,692	(509)

	Singapore Dollar	Sell	11/21/12	136,331	135,242	(1,089)

	Turkish Lira	Buy	11/21/12	361,292	360,702	590

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/21/12	1,620,969	1,616,291	4,678

	British Pound	Sell	11/21/12	1,650,436	1,645,833	(4,603)

	Canadian Dollar	Sell	11/21/12	823,500	827,482	3,982

	Euro	Buy	11/21/12	2,785,238	2,779,532	5,706

	Euro	Sell	11/21/12	2,785,238	2,774,573	(10,665)

	Japanese Yen	Sell	11/21/12	806,022	825,126	19,104

	Norwegian Krone	Buy	11/21/12	835,416	833,736	1,680

	Norwegian Krone	Sell	11/21/12	835,416	825,230	(10,186)

	Russian Ruble	Buy	11/21/12	977,000	985,639	(8,639)

	South Korean Won	Buy	11/21/12	66,172	64,744	1,428

	Turkish Lira	Buy	11/21/12	373,533	372,944	589

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/21/12	1,890,871	1,876,912	13,959

	Brazilian Real	Buy	11/21/12	495,294	493,007	2,287

	British Pound	Sell	11/21/12	1,645,434	1,639,685	(5,749)

	Canadian Dollar	Sell	11/21/12	1,550,017	1,571,521	21,504

	Chilean Peso	Buy	11/21/12	165,260	167,114	(1,854)

	Chilean Peso	Sell	11/21/12	165,260	165,240	(20)

	Euro	Buy	11/21/12	2,487,722	2,486,584	1,138

	Euro	Sell	11/21/12	2,487,722	2,478,791	(8,931)

	Japanese Yen	Sell	11/21/12	815,125	830,982	15,857

	Mexican Peso	Buy	11/21/12	484,006	494,581	(10,575)

	New Zealand Dollar	Sell	11/21/12	487,998	490,459	2,461

	Norwegian Krone	Buy	11/21/12	176,454	176,692	(238)

	Polish Zloty	Buy	11/21/12	738,362	746,624	(8,262)

	Russian Ruble	Buy	11/21/12	977,003	985,248	(8,245)

	Singapore Dollar	Sell	11/21/12	322,833	320,220	(2,613)

	South African Rand	Buy	11/21/12	144,910	143,878	1,032

	South African Rand	Sell	11/21/12	144,910	149,694	4,784

	South Korean Won	Buy	11/21/12	50,525	49,445	1,080

	Taiwan Dollar	Buy	11/21/12	862,695	861,499	1,196

	Taiwan Dollar	Sell	11/21/12	862,695	861,193	(1,502)

	Turkish Lira	Buy	11/21/12	729,706	731,821	(2,115)

Royal Bank of Scotland PLC (The)

	Turkish Lira	Buy	11/21/12	120,913	120,488	425

Absolute Return 500 Fund	47

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $120,900,846) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/21/12	$2,312,205	$2,302,751	$9,454

	Brazilian Real	Buy	11/21/12	495,294	493,249	2,045

	British Pound	Sell	11/21/12	3,298,613	3,287,723	(10,890)

	Canadian Dollar	Sell	11/21/12	1,633,889	1,649,163	15,274

	Chilean Peso	Buy	11/21/12	73,525	74,640	(1,115)

	Chilean Peso	Sell	11/21/12	73,525	73,464	(61)

	Euro	Buy	11/21/12	2,468,536	2,464,458	4,078

	Indonesian Rupiah	Sell	11/21/12	246,327	245,036	(1,291)

	Japanese Yen	Sell	11/21/12	1,606,898	1,645,006	38,108

	Mexican Peso	Buy	11/21/12	780,689	796,732	(16,043)

	New Zealand Dollar	Sell	11/21/12	248,229	249,587	1,358

	Norwegian Krone	Buy	11/21/12	14,864	21,787	(6,923)

	Polish Zloty	Buy	11/21/12	489,240	496,438	(7,198)

	Singapore Dollar	Sell	11/21/12	159,613	154,115	(5,498)

	South African Rand	Buy	11/21/12	124,840	123,775	1,065

	South African Rand	Sell	11/21/12	124,840	125,054	214

	South Korean Won	Buy	11/21/12	277,811	272,437	5,374

	Swedish Krona	Sell	11/21/12	827,653	821,943	(5,710)

	Taiwan Dollar	Buy	11/21/12	559,046	558,773	273

	Taiwan Dollar	Sell	11/21/12	559,046	557,406	(1,640)

	Thai Baht	Buy	11/21/12	439,079	438,257	822

	Turkish Lira	Buy	11/21/12	591,766	586,800	4,966

UBS AG

	Australian Dollar	Buy	11/21/12	832,614	826,273	6,341

	British Pound	Sell	11/21/12	1,650,597	1,645,691	(4,906)

	Canadian Dollar	Sell	11/21/12	807,286	823,355	16,069

	Euro	Buy	11/21/12	1,637,437	1,638,156	(719)

	Euro	Sell	11/21/12	1,637,437	1,633,667	(3,770)

	Japanese Yen	Sell	11/21/12	806,227	825,252	19,025

	Mexican Peso	Buy	11/21/12	486,507	494,624	(8,117)

	New Zealand Dollar	Sell	11/21/12	487,998	490,649	2,651

	Norwegian Krone	Buy	11/21/12	7,152	9,607	(2,455)

	Russian Ruble	Buy	11/21/12	977,000	986,737	(9,737)

	South African Rand	Buy	11/21/12	231,679	232,112	(433)

	South African Rand	Sell	11/21/12	231,679	239,380	7,701

	Swedish Krona	Sell	11/21/12	817,558	814,472	(3,086)

	Taiwan Dollar	Buy	11/21/12	496,107	497,368	(1,261)

WestPac Banking Corp.

	Australian Dollar	Buy	11/21/12	1,604,489	1,599,665	4,824

	British Pound	Sell	11/21/12	818,763	819,103	340

	Canadian Dollar	Sell	11/21/12	1,628,084	1,645,532	17,448

	Euro	Buy	11/21/12	2,468,805	2,471,204	(2,399)

	Japanese Yen	Sell	11/21/12	811,442	822,557	11,115

	Mexican Peso	Buy	11/21/12	433,729	441,582	(7,853)

Total						$163,205

48	Absolute Return 500 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	11	$1,509,657	Dec-12	$10,964

Euro-Bund 10 yr (Long)	393	72,169,910	Dec-12	(296,718)

Euro-OAT 10 yr (Short)	443	77,292,279	Dec-12	(407,298)

Euro-Swiss Franc 3 Month (Short)	38	10,199,775	Dec-12	(146,782)

Japanese Government Bond
10 yr (Long)	1	1,806,965	Dec-12	7,009

Japanese Government Bond
10 yr Mini (Short)	10	1,806,338	Dec-12	(6,940)

MSCI EAFE Index Mini (Short)	285	21,637,200	Dec-12	405,109

NASDAQ 100 Index E-Mini (Short)	372	19,645,320	Dec-12	1,204,376

S&P 500 Index E-Mini (Long)	245	17,233,300	Dec-12	(274,943)

S&P Mid Cap 400 Index E-Mini (Long)	324	31,690,440	Dec-12	(843,048)

U.S. Treasury Bond 30 yr (Long)	358	53,453,875	Dec-12	(263,586)

Total				$(611,857)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $304,882)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(1.75)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	$7,919,000	$106,471

1.75/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	7,919,000	167,115

Total			$273,586

E Extended settlement date on premium.

WRITTEN EQUITY OPTIONS OUTSTANDING at 10/31/12 (premiums $3,247,125)

	Expiration	Contract
	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-12/$148.00	$1,477,260	$218,088

SPDR S&P 500 ETF Trust (Put)	May-13/90.00	124,563	57,248

SPDR S&P 500 ETF Trust (Put)	Apr-13/100.00	162,261	100,523

SPDR S&P 500 ETF Trust (Put)	Mar-13/100.00	122,681	48,445

SPDR S&P 500 ETF Trust (Put)	Feb-13/100.00	104,834	24,925

SPDR S&P 500 ETF Trust (Put)	Jan-13/95.00	88,643	7,354

SPDR S&P 500 ETF Trust (Put)	Dec-12/85.00	147,770	1,979

SPDR S&P 500 ETF Trust (Put)	Nov-12/85.00	111,210	—

Total			$458,562

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $51,503,945)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2042	$48,000,000	11/14/12	$50,388,749

Government National Mortgage Association, 3s,
November 1, 2042	1,000,000	11/20/12	1,065,078

Total			$51,453,827

Absolute Return 500 Fund	49

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
	$370,717,000 E	$306,012	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(98,068)

	918,000 E	(771)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	230

	1,049,000 E	(67,129)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(20,249)

	2,029,000 E	121,402	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	30,726

	21,005,000 E	223,043	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	195,317

	42,679,000 E	(144,126)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(87,790)

	43,005,000 E	(65,697)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	27,624

GBP	1,086,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(254,748)

Citibank, N.A.
	$1,121,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	35,524

	2,325,000 E	(2,678)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(7,724)

	28,665,000 E	(6,811)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	24,434

	8,087,000 E	(103,109)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(92,434)

	5,982,000 E	46,661	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	38,765

	899,000 E	38,125	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	(2,052)

Credit Suisse International
	92,746,000 E	(108,794)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(7,699)

	6,254,000 E	12,523	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	26,094

	15,343,000 E	1,032,126	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	346,447

	49,897,000 E	37,304	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(17,085)

	58,402,000 E	41,579	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(85,154)

	12,010,000 E	(757,576)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(220,849)

	82,307,000 E	920,087	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	811,441

	105,477,000 E	(1,043,750)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(904,523)

50	Absolute Return 500 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$567,000 E	$—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	$17,577

	3,410,000 E	(1,058)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	6,342

	19,913,000 E	(187,344)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(161,059)

	16,388,000	214,505	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	192,873

Goldman Sachs International
	1,720,000 E	1,185	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(690)

	5,780,000 E	11,050	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	23,592

	3,437,000 E	(30,257)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(25,720)

	27,062,000	313,538	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	277,815

	7,084,000 E	503,469	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	186,885

GBP	1,086,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	117,329

JPMorgan Chase Bank NA
	$139,874,000 E	(167,091)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(14,628)

	13,733,000 E	(25,046)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(54,847)

	12,913,000 E	(5,201)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	11,843

	10,201,000 E	118,080	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	104,615

	836,000 E	84,415	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	47,055

CAD	1,460,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(38,253)

The Royal Bank of Scotland PLC
	$3,000 E	(38)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(34)

UBS AG
CHF	25,006,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(160,668)

Total						$268,254

E Extended effective date.

Absolute Return 500 Fund	51

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$1,489,909	$—	1/12/41	4.00% (1 month	Synthetic TRS	$10,340
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	869,872	—	1/12/41	4.00% (1 month	Synthetic TRS	6,037
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

baskets	930,075	—	3/14/13	(3 month USD-	A basket	(2,462,221)
				LIBOR-BBA	(MLTRFCF2)
				plus 0.10%)	of common stocks

units	9,940	—	3/14/13	3 month USD-	Russell 1000	1,420,824
				LIBOR-BBA	Total Return Index
				minus 0.09%

units	8,656	—	3/14/13	3 month USD-	Russell 1000	1,237,289
				LIBOR-BBA	Total Return Index
				minus 0.09%

units	5,440	—	3/14/13	3 month USD-	Russell 1000	777,594
				LIBOR-BBA	Total Return Index
				minus 0.09%

Barclay’s Bank, PLC
	$545,784	—	1/12/40	5.00% (1 month	Synthetic MBX	1,027
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	9,098	—	1/12/41	4.00% (1 month	Synthetic TRS	63
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,666,078	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,175)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	3,770,458	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(23,027)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,522,588	—	1/12/40	5.00% (1 month	Synthetic MBX	4,747
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,074,818	—	1/12/41	5.00% (1 month	Synthetic MBX	4,226
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	26,917,038	—	1/12/41	4.00% (1 month	Synthetic TRS	186,797
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

52	Absolute Return 500 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$1,698,454	$—	1/12/41	4.00% (1 month	Synthetic TRS	$11,787
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,670,075	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(59,058)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

680,938	—	1/12/41	5.00% (1 month	Synthetic MBX	1,387
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

968,151	—	1/12/40	4.00% (1 month	Synthetic MBX	1,770
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

680,938	—	1/12/41	5.00% (1 month	Synthetic MBX	1,387
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

866,373	—	1/12/41	4.00% (1 month	Synthetic TRS	6,012
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

921,930	(1,441)	1/12/39	6.00% (1 month	Synthetic TRS	4,165
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

8,435,597	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(51,519)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

6,830,490	—	1/12/41	5.00% (1 month	Synthetic MBX	13,913
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,387,804	—	1/12/40	4.00% (1 month	Synthetic MBX	4,367
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

279,285	—	1/12/40	4.00% (1 month	Synthetic TRS	1,110
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

102,162	—	1/12/38	6.50% (1 month	Synthetic TRS	300
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

Absolute Return 500 Fund	53

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$560,166	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(3,421)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,180,000	—	4/7/16	(2.63%)	USA Non Revised	(45,994)
				Consumer Price
				Index-Urban (CPI-U)

5,708,440	—	1/12/41	3.50% (1 month	Synthetic MBX	32,129
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

930,196	—	1/12/41	3.50% (1 month	Synthetic MBX	5,235
			USD-LIBOR)	Index 3.50% 30
				30 year Fannie Mae
				pools

3,404,690	—	1/12/41	5.00% (1 month	Synthetic MBX	6,935
			USD-LIBOR)	Index 5.00% 30
				30 year Fannie Mae
				pools

9,545,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(58,300)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,665,016	—	1/12/40	4.00% (1 month	Synthetic MBX	10,360
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,560,446	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(21,745)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,157,530	—	1/12/40	4.50% (1 month	Synthetic MBX	10,491
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

6,655,954	—	1/12/41	4.00% (1 month	Synthetic TRS	46,190
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,251,982	—	1/12/40	4.50% (1 month	Synthetic MBX	9,164
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

561,144	—	1/12/40	5.00% (1 month	Synthetic MBX	1,056
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,335,375	—	1/12/40	4.50% (1 month	Synthetic MBX	1,957
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

54	Absolute Return 500 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
	$16,409,927	$—	1/12/41	5.00% (1 month	Synthetic MBX	$33,425
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	4,007,321	—	1/12/41	5.00% (1 month	Synthetic MBX	8,162
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	478,201	—	1/12/40	5.00% (1 month	Synthetic MBX	900
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,551,338	—	1/12/40	5.00% (1 month	Synthetic MBX	2,919
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,124,848	—	1/12/40	5.00% (1 month	Synthetic MBX	2,117
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Citibank, N.A.
	1,657,403	—	1/12/41	5.00% (1 month	Synthetic MBX	3,376
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	810,316	—	1/12/41	5.00% (1 month	Synthetic MBX	1,650
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	290	—	2/13/13	(3 month USD-	A basket	248,579
				LIBOR-BBA	(CGPUTQL2)
				plus 0.10%)	of common stocks

baskets	94	—	2/13/13	3 month USD-	A basket	80,099
				LIBOR-BBA	(CGPUTQL2)
				plus 0.10%	of common stocks

baskets	321,442	—	8/27/13	3 month USD-	A basket	252,850
				LIBOR-BBA	(CGPUTS12)
				minus 1.95%	of common stocks

shares	397,719	—	9/10/13	(3 month USD-	Vanguard Index	348,276
				LIBOR-BBA)	Funds — MSCI
					Emerging Markets
					ETF

units	6,442	—	2/13/13	3 month USD-	Russell 1000	(281,187)
				LIBOR-BBA	Total Return Index
				minus 0.15%

units	2,755	—	2/13/13	3 month USD-	Russell 1000	(120,230)
				LIBOR-BBA	Total Return Index
				minus 0.15%

Absolute Return 500 Fund	55

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$1,361,876	$—	1/12/41	5.00% (1 month	Synthetic MBX	$2,774
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

127,367	—	1/12/41	4.00% (1 month	Synthetic TRS	884
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

289,356	—	2/11/13	(3 month USD-	iShares MSCI	104,903
			LIBOR-BBA	Emerging Markets
			minus 0.35%)	Index

869,872	—	1/12/41	4.00% (1 month	Synthetic TRS	6,037
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Deutsche Bank AG
1,995,680	—	1/12/34	(5.00%) 1 month	Synthetic TRS	(14,277)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
740,321	—	1/12/38	6.50% (1 month	Synthetic TRS	2,177
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,594,881	—	1/12/38	6.50% (1 month	Synthetic TRS	7,631
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,002,015	—	1/12/38	6.50% (1 month	Synthetic TRS	5,888
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,240,000	—	3/1/16	2.47%	USA Non Revised	14,235
				Consumer Price
				Index-Urban (CPI-U)

930,000	—	3/3/16	2.45%	USA Non Revised	9,709
				Consumer Price
				Index-Urban (CPI-U)

3,524,903	—	1/12/38	6.50% (1 month	Synthetic TRS	10,366
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

128,066	—	1/12/41	4.00% (1 month	Synthetic TRS	889
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,799,038	—	1/12/41	5.00% (1 month	Synthetic MBX	3,664
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

56	Absolute Return 500 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$526,962	$—	1/12/41	4.00% (1 month	Synthetic TRS	$3,657
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,162,395	—	1/12/41	4.00% (1 month	Synthetic TRS	8,067
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,796,453	—	1/12/41	4.50% (1 month	Synthetic TRS	12,938
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

3,929,469	—	1/12/41	4.00% (1 month	Synthetic TRS	27,269
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,745,849	—	1/12/41	4.50% (1 month	Synthetic TRS	12,573
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,936,505	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(17,934)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,103,068	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,737)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,995,680	—	1/12/34	5.00% (1 month	Synthetic TRS	14,277
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,285,051	—	1/12/41	4.00% (1 month	Synthetic TRS	43,617
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,488,213	—	1/12/41	4.50% (1 month	Synthetic TRS	32,323
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,666,050	781	1/12/41	4.50% (1 month	Synthetic TRS	12,779
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

567,551	310	1/12/41	4.00% (1 month	Synthetic TRS	4,249
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Absolute Return 500 Fund	57

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$697,023	$(980)	1/12/39	6.00% (1 month	Synthetic TRS	$3,258
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

153,345	—	1/12/38	6.50% (1 month	Synthetic TRS	451
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,991,790	—	1/12/41	4.00% (1 month	Synthetic TRS	34,642
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

268,730	—	1/12/41	4.00% (1 month	Synthetic TRS	1,865
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,022,512	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24,567)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

370,871	—	1/12/38	6.50% (1 month	Synthetic TRS	1,091
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

568,696	—	1/12/38	6.50% (1 month	Synthetic TRS	1,672
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

188,685	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,152)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

503,093	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,073)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,206,483	—	1/12/41	4.00% (1 month	Synthetic TRS	8,373
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

551,839	—	1/12/38	6.50% (1 month	Synthetic TRS	1,623
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,103,677	—	1/12/38	6.50% (1 month	Synthetic TRS	3,246
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

58	Absolute Return 500 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$747,633	$—	1/12/38	6.50% (1 month	Synthetic TRS	$2,199
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,708,952	—	1/12/41	4.00% (1 month	Synthetic TRS	11,860
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,046,925	—	1/12/41	4.00% (1 month	Synthetic TRS	7,265
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	2,007,073	—	1/12/41	4.00% (1 month	Synthetic TRS	13,929
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,491,309	—	1/12/41	4.00% (1 month	Synthetic TRS	10,349
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	426,725	—	1/12/38	6.50% (1 month	Synthetic TRS	1,255
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	2,843,889	—	1/12/38	6.50% (1 month	Synthetic TRS	8,364
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

JPMorgan Chase Bank NA
	1,795,729	—	1/12/41	4.00% (1 month	Synthetic TRS	12,462
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	2,586,659	1,617	1/12/41	4.50% (1 month	Synthetic TRS	20,245
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

UBS AG
	86,306	—	5/22/13	3 month USD-	MSCI Emerging	(971,912)
				LIBOR-BBA	Markets TR Net USD
				plus 0.25%

baskets	390,904	—	5/22/13	(3 month USD-	A basket	102
				LIBOR-BBA	(UBSEMBSK)
				plus 0.75%)	of common stocks

shares	135,484	—	2/22/13	(3 month USD-	iShares MSCI	92,562
				LIBOR-BBA	Emerging Markets
				minus 0.20%)	Index

Total						$1,202,202

Absolute Return 500 Fund	59

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA IG Series
19 Index	BBB+/P	$(312,821)	$62,200,000	12/20/17	100 bp	$(269,350)

JPMorgan Chase Bank NA
Belgium Government
International Bond,
4 1/4s, 9/28/14	—	(309,385)	3,044,000	12/20/16	(100 bp)	(375,582)

Belgium Government
International Bond,
4 1/4s, 9/28/14	—	(226,510)	3,042,000	3/20/17	(100 bp)	(287,765)

Republic of
Austria, 4.65%,
1/5/18	—	(367,544)	7,611,000	12/20/16	(100 bp)	(601,793)

Total						$(1,534,490)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

60	Absolute Return 500 Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$6,727,065	$—	$—

Capital goods	9,726,304	—	—

Communication services	6,328,764	—	—

Conglomerates	3,952,582	—	—

Consumer cyclicals	26,906,955	—	—

Consumer staples	23,409,832	—	—

Energy	20,899,909	368,805	—

Financials	28,391,116	—	—

Health care	23,154,191	—	—

Technology	59,767,369	—	—

Transportation	4,311,488	—	—

Utilities and power	5,663,990	—	—

Total common stocks	219,239,565	368,805	—

Commodity linked notes	—	28,079,962	—

Corporate bonds and notes	—	109,017,367	—

Foreign government and agency bonds and notes	—	8,413,198	—

Investment companies	8,798,875	—	—

Mortgage-backed securities	—	109,679,007	—

Purchased equity options outstanding	—	3,048,056	—

Purchased swap options outstanding	—	1,668,857	—

Senior loans	—	67,688,268	—

U.S. Government and agency mortgage obligations	—	153,356,593	—

U.S. Treasury obligations	—	292,043	—

Short-term investments	98,837,701	181,844,330	—

Totals by level	$326,876,141	$663,456,486	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$163,205	$—

Futures contracts	(611,857)	—	—

Written equity options outstanding	—	(458,562)	—

Written swap options outstanding	—	(273,586)	—

TBA sale commitments	—	(51,453,827)	—

Interest rate swap contracts	—	(1,040,374)	—

Total return swap contracts	—	1,201,915	—

Credit default contracts	—	(318,230)	—

Totals by level	$(611,857)	$(52,179,459)	$—

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	61

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $854,638,168)	$898,007,917
Affiliated issuers (identified cost $92,324,710) (Notes 1 and 6)	92,324,710

Dividends, interest and other receivables	3,393,488

Receivable for shares of the fund sold	4,397,949

Receivable for investments sold	61,622,183

Receivable for sales of delayed delivery securities (Note 1)	51,557,529

Unrealized appreciation on swap contracts (Note 1)	7,901,259

Receivable for variation margin (Note 1)	807,976

Unrealized appreciation on forward currency contracts (Note 1)	479,415

Premium paid on swap contracts (Note 1)	3,935,157

Total assets	1,124,427,583

LIABILITIES

Payable to custodian	477,177

Payable for investments purchased	67,063,918

Payable for purchases of delayed delivery securities (Notes 1)	152,226,768

Payable for shares of the fund repurchased	2,316,921

Payable for compensation of Manager (Note 2)	415,910

Payable for investor servicing fees (Note 2)	113,400

Payable for custodian fees (Note 2)	48,923

Payable for Trustee compensation and expenses (Note 2)	35,542

Payable for administrative services (Note 2)	1,604

Payable for distribution fees (Note 2)	273,669

Unrealized depreciation on forward currency contracts (Note 1)	316,210

Written options outstanding, at value (premiums $3,552,007) (Notes 1 and 3)	732,148

Premium received on swap contracts (Note 1)	4,027,812

Unrealized depreciation on swap contracts (Note 1)	7,965,293

TBA sale commitments, at value (proceeds receivable $51,503,945) (Note 1)	51,453,827

Collateral on certain derivative contracts, at value (Note 1)	8,140,577

Other accrued expenses	232,635

Total liabilities	295,842,334

Net assets	$828,585,249

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$786,965,317

Undistributed net investment income (Note 1)	2,118,818

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,190,168)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	45,691,282

Total — Representing net assets applicable to capital shares outstanding	$828,585,249

(Continued on next page)

62	Absolute Return 500 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,218,973 divided by 33,210,406 shares)	$11.33

Offering price per class A share (100/94.25 of $11.33)*	$12.02

Net asset value and offering price per class B share ($37,009,469 divided by 3,309,081 shares)**	$11.18

Net asset value and offering price per class C share ($185,115,874 divided by 16,573,360 shares)**	$11.17

Net asset value and redemption price per class M share ($7,553,881 divided by 672,912 shares)	$11.23

Offering price per class M share (100/96.50 of $11.23)*	$11.64

Net asset value, offering price and redemption price per class R share
($1,811,998 divided by 160,938 shares)	$11.26

Net asset value, offering price and redemption price per class R5 share
($10,200 divided by 896 shares)	$11.38

Net asset value, offering price and redemption price per class R6 share
($10,200 divided by 896 shares)	$11.38

Net asset value, offering price and redemption price per class Y share
($220,854,654 divided by 19,401,480 shares)	$11.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	63

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $29,309) (including interest income of $79,532 from investments
in affiliated issuers) (Note 6)	$18,332,325

Dividends (net of foreign tax of $987)	4,677,438

Total investment income	23,009,763

EXPENSES

Compensation of Manager (Note 2)	5,979,677

Investor servicing fees (Note 2)	1,471,310

Custodian fees (Note 2)	126,514

Trustee compensation and expenses (Note 2)	65,932

Administrative services (Note 2)	25,093

Distribution fees (Note 2)	3,221,789

Other	413,457

Fees waived and reimbursed by Manager (Note 2)	(746,272)

Total expenses	10,557,500

Expense reduction (Note 2)	(1,167)

Net expenses	10,556,333

Net investment income	12,453,430

Net realized loss on investments (Notes 1 and 3)	(4,140,450)

Net realized gain on swap contracts (Note 1)	11,236,642

Net realized gain on futures contracts (Note 1)	2,755,036

Net realized loss on foreign currency transactions (Note 1)	(2,576,496)

Net realized loss on written options (Notes 1 and 3)	(9,868,856)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	769,332

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	45,675,740

Net gain on investments	43,850,948

Net increase in net assets resulting from operations	$56,304,378

The accompanying notes are an integral part of these financial statements.

64	Absolute Return 500 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$12,453,430	$19,278,988

Net realized loss on investments
and foreign currency transactions	(2,594,124)	(4,946,333)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	46,445,072	(3,812,550)

Net increase in net assets resulting from operations	56,304,378	10,520,105

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,281,857)	(7,064,890)

Class B	(780,437)	(446,932)

Class C	(4,306,052)	(2,229,946)

Class M	(194,367)	(99,258)

Class R	(39,758)	(21,612)

Class Y	(6,202,628)	(3,651,084)

Net realized short-term gain on investments

Class A	—	(1,368,234)

Class B	—	(119,800)

Class C	—	(592,366)

Class M	—	(24,807)

Class R	—	(4,522)

Class Y	—	(652,785)

Increase (decrease) from capital share transactions (Note 4)	(32,057,477)	184,645,931

Total increase in net assets	441,802	178,889,800

NET ASSETS

Beginning of year	828,143,447	649,253,647

End of year (including undistributed net investment income
of $2,118,818 and $14,086,683, respectively)	$828,585,249	$828,143,447

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	65

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2012	$10.89	.18	.59	.77	(.33)	—	(.33)	—	$11.33	7.25	$376,219	1.14	1.67	150 [f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	—	10.89	2.21	411,424	1.16	2.68	144 [f]
October 31, 2010	10.78	.30	.04	.34	(.11)	(.08)	(.19)	— [e]	10.93	3.19	325,723	1.47	2.73	240 [f]
October 31, 2009†	10.00	.21	.57	.78	—	—	—	— [e]	10.78	7.80 *	115,989	1.28 *	1.96 *	63 *

Class B
October 31, 2012	$10.75	.10	.58	.68	(.25)	—	(.25)	—	$11.18	6.47	$37,009	1.89	.91	150 [f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.75	1.44	33,914	1.91	1.94	144 [f]
October 31, 2010	10.71	.21	.05	.26	(.08)	(.08)	(.16)	— [e]	10.81	2.37	27,263	2.22	1.97	240 [f]
October 31, 2009†	10.00	.16	.55	.71	—	—	—	— [e]	10.71	7.10 *	12,283	1.92 *	1.48 *	63 *

Class C
October 31, 2012	$10.74	.10	.58	.68	(.25)	—	(.25)	—	$11.17	6.52	$185,116	1.89	.91	150 [f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.74	1.45	184,129	1.91	1.91	144 [f]
October 31, 2010	10.72	.21	.04	.25	(.09)	(.08)	(.17)	— [e]	10.80	2.30	136,725	2.22	1.98	240 [f]
October 31, 2009†	10.00	.17	.55	.72	—	—	—	— [e]	10.72	7.20 *	42,453	1.92 *	1.59 *	63 *

Class M
October 31, 2012	$10.80	.13	.58	.71	(.28)	—	(.28)	—	$11.23	6.72	$7,554	1.64	1.16	150 [f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	—	10.80	1.75	7,650	1.66	2.18	144 [f]
October 31, 2010	10.73	.24	.05	.29	(.10)	(.08)	(.18)	— [e]	10.84	2.69	6,270	1.97	2.22	240 [f]
October 31, 2009†	10.00	.20	.53	.73	—	—	—	— [e]	10.73	7.30 *	2,164	1.71 *	1.83 *	63 *

Class R
October 31, 2012	$10.83	.15	.58	.73	(.30)	—	(.30)	—	$11.26	6.96	$1,812	1.39	1.40	150 [f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	—	10.83	1.95	1,432	1.41	2.41	144 [f]
October 31, 2010	10.76	.27	.04	.31	(.11)	(.08)	(.19)	— [e]	10.88	2.91	979	1.72	2.47	240 [f]
October 31, 2009†	10.00	.22	.54	.76	—	—	—	— [e]	10.76	7.60 *	239	1.49 *	2.01 *	63 *

Class R5
October 31, 2012‡	$11.16	.07	.15	.22	—	—	—	—	$11.38	1.97 *	$10	.29 *	.60 *	150 [f]

Class R6
October 31, 2012‡	$11.16	.07	.15	.22	—	—	—	—	$11.38	1.97 *	$10	.28 *	.62 *	150 [f]

Class Y
October 31, 2012	$10.94	.21	.58	.79	(.35)	—	(.35)	—	$11.38	7.48	$220,855.89		1.91	150 [f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	—	10.94	2.49	189,594.91		2.93	144 [f]
October 31, 2010	10.81	.32	.05	.37	(.13)	(.08)	(.21)	— [e]	10.97	3.40	152,292	1.22	2.97	240 [f]
October 31, 2009†	10.00	.27	.54	.81	—	—	—	— [e]	10.81	8.10 *	67,250	1.06 *	2.45 *	63 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

66	Absolute Return 500 Fund	Absolute Return 500 Fund	67

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	10/31/12	10/31/11	10/31/10	10/31/09

Class A	0.09%	0.12%	0.02%	0.33%

Class B	0.09	0.12	0.02	0.33

Class C	0.09	0.12	0.02	0.33

Class M	0.09	0.12	0.02	0.33

Class R	0.09	0.12	0.02	0.33

Class R5	0.02	—	—	—

Class R6	—	—	—	—

Class Y	0.09	0.12	0.02	0.33

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

68	Absolute Return 500 Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%), as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 500 Fund	69

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment

70	Absolute Return 500 Fund

in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 765,200,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange

Absolute Return 500 Fund	71

rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $235,500,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $518,200,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,243,900,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and

72	Absolute Return 500 Fund

market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $95,700,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,407,389 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,410,281 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,252,149.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Absolute Return 500 Fund	73

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $5,543,042 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$536,790	$4,639,660	$5,176,450	*

366,592	N/A	366,592	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary

74	Absolute Return 500 Fund

and/or permanent differences of foreign currency gains and losses, realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $616,196 to decrease undistributed net investment income, $222,895 to increase paid-in-capital and $393,301 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$57,009,069
Unrealized depreciation	(14,158,356)

Net unrealized appreciation	42,850,713
Undistributed ordinary income	1,967,293
Capital loss carryforward	(5,543,042)
Cost for federal income tax purposes	$947,520,345

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.20%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.735% of the fund’s average net assets before a decrease of $47,867 (0.006% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding

Absolute Return 500 Fund	75

brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under each fund’s distribution plans) will not exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $746,272 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$696,724	Class R5	5

Class B	63,321	Class R6	2

Class C	328,945	Class Y	365,917

Class M	13,611	Total	$1,471,310

Class R	2,785

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,095 under the expense offset arrangements and by $72 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $643 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

76	Absolute Return 500 Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$969,653	Class M	56,909

Class B	353,462	Class R	7,786

Class C	1,833,979	Total	$3,221,789

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $178,456 and $3,106 from the sale of class A and class M shares, respectively, and received $54,504 and $15,828 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $509 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $887,360,377 and $950,903,864, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,994,063 and $1,996,445, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap	Written	Written equity	Written
	option contract	swap option	option contract	equity option
	amounts	premiums	amounts	premiums

Written options outstanding at the
beginning of the reporting period	$1,102,448,328	$49,510,279	2,229,963	$3,225,402

Options opened	541,116,483	33,007,364	19,589,252	14,113,015

Options exercised	(319,678,564)	(9,699,117)	—	—

Options expired	—	—	(10,354,971)	(9,126,760)

Options closed	(1,308,048,247)	(72,513,644)	(9,125,022)	(4,964,532)

Written options outstanding at the
end of the reporting period	$15,838,000	$304,882	2,339,222	$3,247,125

Absolute Return 500 Fund	77

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	9,142,486	$100,772,649	19,519,606	$215,004,136

Shares issued in connection with
reinvestment of distributions	1,049,067	11,046,680	690,043	7,431,759

	10,191,553	111,819,329	20,209,649	222,435,895

Shares repurchased	(14,770,433)	(161,904,528)	(12,231,198)	(134,271,641)

Net increase (decrease)	(4,578,880)	$(50,085,199)	7,978,451	$88,164,254

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	622,062	$6,798,321	1,097,989	$11,999,588

Shares issued in connection with
reinvestment of distributions	67,114	702,014	46,640	499,517

	689,176	7,500,335	1,144,629	12,499,105

Shares repurchased	(533,534)	(5,809,133)	(512,560)	(5,589,650)

Net increase	155,642	$1,691,202	632,069	$6,909,455

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	3,645,259	$39,732,342	8,196,949	$89,620,543

Shares issued in connection with
reinvestment of distributions	347,482	3,627,711	205,067	2,194,212

	3,992,741	43,360,053	8,402,016	91,814,755

Shares repurchased	(4,556,105)	(49,519,806)	(3,919,849)	(42,603,443)

Net increase (decrease)	(563,364)	$(6,159,753)	4,482,167	$49,211,312

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	123,669	$1,358,249	303,817	$3,349,646

Shares issued in connection with
reinvestment of distributions	18,394	192,588	11,298	121,227

	142,063	1,550,837	315,115	3,470,873

Shares repurchased	(177,781)	(1,947,794)	(185,041)	(2,011,915)

Net increase (decrease)	(35,718)	$(396,957)	130,074	$1,458,958

78	Absolute Return 500 Fund

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	64,873	$712,493	73,592	$805,264

Shares issued in connection with
reinvestment of distributions	3,794	39,758	2,378	25,535

	68,667	752,251	75,970	830,799

Shares repurchased	(40,035)	(434,000)	(33,730)	(373,543)

Net increase	28,632	$318,251	42,240	$457,256

		For the period 7/3/12 (commencement of
		operations) to 10/31/12

Class R5		Shares		Amount

Shares sold			896	$10,000

Shares issued in connection with reinvestment of distributions			—	—

			896	10,000

Shares repurchased			—	—

Net increase			896	$10,000

		For the period 7/3/12 (commencement of
		operations) to 10/31/12

Class R6		Shares		Amount

Shares sold			896	$10,000

Shares issued in connection with reinvestment of distributions			—	—

			896	10,000

Shares repurchased			—	—

Net increase			896	$10,000

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,459,621	$115,043,276	11,396,701	$125,930,227

Shares issued in connection with
reinvestment of distributions	435,403	4,593,504	284,580	3,073,465

	10,895,024	119,636,780	11,681,281	129,003,692

Shares repurchased	(8,827,003)	(97,081,801)	(8,231,820)	(90,558,996)

Net increase	2,068,021	$22,554,979	3,449,461	$38,444,696

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	896	100%	$10,200

Class R6	896	100	10,200

Absolute Return 500 Fund	79

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$43,471	Payables	$361,701

Foreign exchange
contracts	Receivables	479,415	Payables	316,210

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	9,220,619*	depreciation	5,412,103*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	3,922,979*	depreciation	4,197,046*

Total		$13,666,484		$10,287,060

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,284,678)	$(2,284,678)

Foreign exchange
contracts	—	—	822,335	—	$822,335

Equity contracts	(837,088)	(775,216)	—	(2,898,242)	$(4,510,546)

Interest rate contracts	6,165,707	(1,335,508)	—	2,099,146	$6,929,345

Total	$5,328,619	$(2,110,724)	$822,335	$(3,083,774)	$956,456

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,824,433	$3,824,433

Foreign exchange
contracts	—	—	(2,683,318)	—	$(2,683,318)

Equity contracts	(8,624,428)	(370,181)	—	4,164,266	$(4,830,343)

Interest rate contracts	(24,116,894)	3,125,217	—	3,247,943	$(17,743,734)

Total	($32,741,322)	$2,755,036	$(2,683,318)	$11,236,642	$(21,432,962)

80	Absolute Return 500 Fund

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value				Market value
	at beginning				at end of
	of reporting			Investment	reporting
Affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$46,344,270	$539,935,120	$493,954,680	$79,532	$92,324,710

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 49.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 53.36%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Absolute Return 500 Fund	81

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

82	Absolute Return 500 Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 500 Fund	83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

84	Absolute Return 500 Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 500 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN110
278033 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$154,468	$ —	$14,706	$1,679
October 31, 2011	$149,752	$ —	$10,157	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $255,895 and $187,539 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$122,500	$ —	$ —

October 31, 2011	$ —	$157,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Annual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 100 Fund

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 100 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on short-term securities.

The fund's management team has over a decade of experience in absolute return investing.

D. William Kohli, Portfolio Manager and Co-Head of Fixed Income, leads the fund and is backed by a seasoned team.

- 4 portfolio managers averaging 24 years in the investment industry
- Research of over 70 specialists across global fixed-income sectors
- 12 years of experience managing absolute return strategies

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

2 Absolute Return 100 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/12

Treasury bills 0.05%
Putnam Absolute Return 100 Fund 1.30%
Bonds 2.64%
Stocks 17.32%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11-13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, what is your perspective on financial markets during the past fiscal year?

We saw several macro risks that had troubled markets in prior years reassert themselves in the 12 months ended October 31, 2012. However, asset prices rose despite these risks, particularly in the final months of the period. Markets responded positively to monetary intervention by both the Federal Reserve and the European Central Bank [ECB] in September 2012. Both institutions expanded their bond-buying programs, easing fears of a renewed recession in the United States and a deleveraging event in Europe.

While we agree that risks have lessened, they have not gone away, but the ability of investors to take these risks in stride, so to speak, marks a major transition to the persistent crisis mentality we have observed since 2008, in our opinion. Over the past 12 months, economic data in the G-10 countries — relatively advanced economies — looked very similar to what we had seen in 2011, with a disturbing drop in the middle of 2012. For example, U.S. economic growth abruptly decelerated from about 4% to less than half of that rate during much of 2012. During the year, China’s growth rate also fell meaningfully, reflecting a drop in exports as the nation’s economic policies shift toward an emphasis on domestic consumption and greater income equality. Europe fell into recession and borrowing costs for the heavily indebted major economies of Spain and Italy

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Absolute Return 100 Fund	5

rose to dangerously high levels until the ECB acted near the end of the period. Also, for much of the year, it appeared that conflict in the Middle East could spread to include a confrontation between Iran and Israel. Yet markets rose despite these issues because of proactive central bank policy.

How do you interpret this positive outcome for markets?

We believe that it’s a meaningful transition. Since the 2008 financial crisis, an abiding fear of another deleveraging event has influenced asset prices and total return opportunities. In recent months, we have observed that investors appear to no longer regard each macro risk as a systemic threat. This past year has demonstrated that assets can perform well even amid these risks, as investors have seemingly begun to focus on hunting for returns rather than preparing for the next calamity.

Has this change in risk perception prompted you to change the portfolio?

While we believe that this is a gradual transition, we have begun to modify the portfolio’s positions. We believe that there are diminished opportunities to pursue returns from pricing risk. Again, under the crisis mentality of the past few years, many assets were discounted by investors who feared that prices would soften should a macroeconomic crisis come to pass. Many securities provided attractive total returns to the fund, but now a lot of those discounts have seemingly closed. More normal market conditions appear to be at hand.

What changes have you made to the portfolio?

We are taking more prepayment risk in so-called “post HARP” [Home Affordable Refinance Program] mortgages, which we feel have less sensitivity to refinancing.

Allocations are represented as a percentage of net assets as of 10/31/12. Cash and net other assets represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Portfolio holdings and allocations may vary over time.

6	Absolute Return 100 Fund

Additionally, taking credit risk in commercial mortgage-backed securities [CMBS] as the economy improves also appears to offer attractive investment potential.

For some time, the fund had emphasized CMBS tranches, but the liquidity premium that drove their returns has narrowed. We are now taking more credit risk in seasoned mezzanine commercial mortgages that offer better yields, a shift that exposes the portfolio to the opportunities and risks in commercial real estate price changes. We have also reduced exposures to alt-A securities in favor of pay-option adjustable-rate mortgages [ARMS] and prime loans.

Did the Fed’s “QE3” policy influence your positioning?

In one other area — our strategy targeting prepayment risk — we temporarily moved out of interest-only collateralized mortgage obligations [IO CMOs], as the Fed’s “QE3” program that focused on mortgage pass-throughs caused an abrupt tightening of spreads over Treasuries, and the valuation opportunities in these securities appear to be eliminated. Subsequently, the market demonstrated concern that following the election there might be policy changes to increase refinancing, as well as the possible elimination of the mortgage-interest deduction as the federal government seeks revenues. These factors caused spreads to widen again, and we reestablished the IO-CMO positions. In managing the prepayment strategy, we

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Short-term holdings, TBA commitments, and derivatives are excluded. Holdings will vary over time.

Absolute Return 100 Fund	7

can use options in an attempt to isolate prepayment risk.

What strategies performed well for the fund in the fiscal year?

The fund’s positions in corporate spread sectors performed well, as yield spreads tightened steadily. Securities of industrial and financial companies, in particular, contributed to gains. Strong earnings results and a low default rate provided positive conditions.

Our mortgage credit strategies, in which we take credit risk in both residential mortgages and commercial mortgages, contributed strongly. Non-agency residential mortgage-backed securities [RMBS] enjoyed persistent demand from investors, and the supply of these securities gradually shrank. We also saw the emergence of greater stability in the housing market over the past year, with firming prices in many regions, a factor that helped RMBS.

Our allocation to CMBS performed well, particularly Aaa-rated and seasoned mezzanine issues. The sector benefited from positive economic growth. Demand was supported in part by easing sovereign risk conditions in Europe and the Fed’s bond-buying efforts.

We implement interest-rate strategies using several types of derivatives. For example, options allow us to hedge duration — the fund’s sensitivity to interest rates. We also use Treasury futures to manage exposure to interest rates, as well as to market risk. Interest-rate swaps are another tool for hedging interest-rate risk or gaining rate exposure. In addition, we can also implement strategies with options to hedge against changes in security values.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Absolute Return 100 Fund

What portfolio strategies had disappointing results?

Term structure positioning had the largest negative impact on the fund’s performance. The fund generally held a net short-duration position and a bias toward a steepening yield curve in the United States. However, rates have generally fallen since March and the yield curve flattened as the Fed continued to execute “Operation Twist,” selling bonds at the front end of the curve while buying bonds on the long end. A short-duration position in Australia hurt results as the Reserve Bank of Australia [RBA] embarked on policy rate cuts. The RBA was responding to weakening economic growth in the Pacific region and the global economy more generally.

Some of our term structure strategies were designed to pursue positive return opportunities, but we also took those positions to hedge the risks we were taking in the corporate spread and mortgage credit sectors.

How do you assess current risks?

While the macro risks influencing the markets have not gone away, we believe they threaten less systemic impact than in the past. We regard China’s economic slowdown to be less worrisome because it reflects, in our opinion, a long-term transition toward a consumer-oriented economy. We believe markets are more rationally differentiating risks in the United States. The U.S. federal budget is poised for contraction in 2013, and while the magnitude is yet unclear, we believe the worst outcome would be a short-term recession. A major bank failure or a sovereign default is unlikely in the United States, and these remain the ultimate risks in Europe. In the Middle East, an easing of tensions between Israel and Iran has helped energy prices moderate. With energy prices lower, we believe it is unlikely for inflation to worsen in the near term.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 100 Fund	9

Conditions generally warrant an expectation that asset prices can continue to rise. In the context of an absolute return strategy, we also continue to seek ways of managing portfolio volatility and hedging risks.

Bill, thanks for your comments on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	5.65%	4.60%	4.38%	4.38%	2.72%	2.72%	5.37%	4.53%	4.59%	6.72%	6.72%	6.72%
Annual average	1.44	1.17	1.12	1.12	0.70	0.70	1.37	1.16	1.17	1.70	1.70	1.70

3 years	2.35	1.37	1.62	1.62	0.10	0.10	2.18	1.39	1.52	3.19	3.19	3.19
Annual average	0.78	0.45	0.54	0.54	0.03	0.03	0.72	0.46	0.50	1.05	1.05	1.05

1 year	1.65	0.66	1.48	0.48	0.90	–0.10	1.61	0.82	1.33	1.90	1.90	1.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased class A or M shares prior to this date received a lower after-sales-charge return. Also effective April 5, 2010, the contingent deferred sales charge (CDSC) for class B shares was lowered. Investors who purchased class B shares prior to April 5, 2010, would pay a CDSC of 3% for shares redeemed in the first year, declining over time to 1% for shares redeemed in the fourth year, and no CDSC thereafter. Effective April 5, 2010, class B share returns after the CDSC reflect the applicable CDSC, which is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Comparative index returns For periods ended 10/31/12

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index

Life of fund	0.74%	27.16%
Annual average	0.19	6.43

3 years	0.46	19.38
Annual average	0.15	6.08

1 year	0.09	5.25

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,438 and $10,272, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,453. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,459, $10,672, $10,672, and $10,672, respectively. The above returns are based on current sales charges. Because sales charges for class A and M shares were decreased effective April 5, 2010, the actual cumulative total returns for shareholders who purchased shares prior to this date would be lower than those shown.

12	Absolute Return 100 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	5.44%	4.40%	4.17%	4.17%	2.61%	2.61%	5.16%	4.32%	4.48%	6.51%	6.51%	6.51%
Annual average	1.42	1.15	1.09	1.09	0.69	0.69	1.34	1.13	1.17	1.69	1.69	1.69

3 years	2.65	1.66	1.92	1.92	0.49	0.49	2.47	1.68	1.91	3.49	3.49	3.49
Annual average	0.88	0.55	0.64	0.64	0.16	0.16	0.82	0.56	0.63	1.15	1.15	1.15

1 year	1.55	0.56	1.38	0.38	0.90	–0.10	1.51	0.72	1.33	1.90	1.90	1.90

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	—	—	1

Income	$0.154		$0.137	$0.069	$0.150		$0.122	—	—	$0.179

Capital gains	—		—	—	—		—	—	—	—

Total	$0.154		$0.137	$0.069	$0.150		$0.122	—	—	$0.179

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$10.15	$10.25	$10.11	$10.03	$10.13	$10.21	$10.09	—	—	$10.20

7/2/12*	—	—	—	—	—	—	—	$10.12	$10.12	—

10/31/12	10.16	10.26	10.12	10.05	10.14	10.22	10.10	10.21	10.21	10.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

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Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/11*	0.67%	0.87%	1.42%	0.72%	0.92%	0.42%**	0.42%**	0.42%

Total annual operating expenses for
the fiscal year ended 10/31/11	0.97%	1.17%	1.72%	1.02%	1.22%	0.70%**	0.63%**	0.72%

Annualized expense ratio
for the six-month period
ended 10/31/12†‡	0.64%	0.84%	1.39%	0.69%	0.89%	0.39%	0.39%	0.39%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

** Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.23	$4.24	$7.00	$3.48	$4.49	$1.30‡	$1.30‡	$1.97

Ending value (after expenses)	$1,007.90	$1,007.00	$1,004.00	$1,008.00	$1,006.00	$1,008.90	$1,008.90	$1,009.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from May 1, 2012 to October 31, 2012, they would have been higher.

14	Absolute Return 100 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.25	$4.27	$7.05	$3.51	$4.52	$1.98	$1.98	$1.98

Ending value (after expenses)	$1,021.92	$1,020.91	$1,018.15	$1,021.67	$1,020.66	$1,023.18	$1,023.18	$1,023.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Absolute Return 100 Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16	Absolute Return 100 Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 100 Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

18	Absolute Return 100 Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

Absolute Return 100 Fund	19

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least June 30, 2013, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.40% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

20	Absolute Return 100 Fund

college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its targeted annualized return, over the one- and three-year periods ended December 31, 2011. Putnam Absolute Return 100 Fund’s class A shares’ return net of fees and expenses was negative and lagged its targeted annualized return over the one-year period, and was positive and exceeded its targeted annualized return over the three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Absolute Return 100 Fund	21

The Trustees also considered steps that Putnam Management had taken to support improved performance. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Absolute Return 100 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended and the period from December 23, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2012

24	Absolute Return 100 Fund

The fund’s portfolio 10/31/12

MORTGAGE-BACKED SECURITIES (26.8%)*	Principal amount	Value

Commercial mortgage-backed securities (15.0%)
Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$365,279	$378,307
Ser. 04-3, Class D, 5.604s, 2039	626,000	621,036
FRB Ser. 07-3, Class A2, 5.535s, 2049	1,069,306	1,075,175
Ser. 06-5, Class A2, 5.317s, 2047	1,266,329	1,266,843
Ser. 06-6, Class A2, 5.309s, 2045	1,132,758	1,151,943
Ser. 04-4, Class D, 5.073s, 2042	479,000	475,707
Ser. 07-1, Class XW, IO, 0.306s, 2049	1,349,174	12,383

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	553,000	558,818
Ser. 04-4, Class XC, IO, 0.861s, 2042	1,430,290	14,691
Ser. 02-PB2, Class XC, IO, 0.457s, 2035	1,855,921	174

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class AJ, 4.985s, 2042	890,000	905,397

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	700,000	738,073

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B, 5.248s, 2046	83,175	83,621
Ser. 05-C6, Class AJ, 5.209s, 2044 F	1,250,000	1,270,778

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.762s, 2039	1,006,444	1,009,701
FRB Ser. 07-C4, Class A3, 5.762s, 2039	987,000	1,066,947

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037	1,147,000	1,147,000
FRB Ser. 04-C2, Class D, 5.575s, 2036	529,000	558,260
Ser. 02-CP5, Class E, 5.339s, 2035	753,000	752,119
Ser. 05-C6, Class AJ, 5.23s, 2040	1,205,000	1,281,277
Ser. 05-C6, Class B, 5.23s, 2040	710,000	658,965
Ser. 05-C5, Class AJ, 5.1s, 2038	538,000	568,774
Ser. 03-CPN1, Class E, 4.891s, 2035	462,000	461,617

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	594,015	644,506
FRB Ser. 03-CK2, Class G, 5.744s, 2036	857,000	857,969
Ser. 03-C3, Class AX, IO, 1.717s, 2038	15,266,504	41,739

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	468,000	479,700

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3,
5.481s, 2049	973,000	1,050,148

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	894,000	891,765
Ser. 05-C3, Class XC, IO, 0.14s, 2045	69,887,034	323,516

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	710,000	727,760

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	727,000	736,088

Greenwich Capital Commercial Funding Corp. 144A
FRB Ser. 03-C1, Class J, 5.363s, 2035	370,000	375,254
Ser. 03-C1, Class G, 4.773s, 2035	626,000	619,922

Absolute Return 100 Fund	25

MORTGAGE-BACKED SECURITIES (26.8%) cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	$183,677	$183,677
Ser. 05-GG4, Class B, 4.841s, 2039	540,000	478,980

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.665s, 2041	372,000	381,002
Ser. 02-C3, Class D, 5.314s, 2035	866,000	866,000
FRB Ser. 02-C2, Class E, 5.256s, 2034	576,000	576,000
FRB Ser. 05-LDP1, Class C, 5.079s, 2046	740,000	756,132
Ser. 04-CB8, Class B, 4 1/2s, 2039	943,000	963,086

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	3,106	3,105
Ser. 06-C7, Class A2, 5.3s, 2038	456,422	456,422
Ser. 05-C7, Class A2, 5.103s, 2030	3,031	3,031
Ser. 07-C2, Class XW, IO, 0.499s, 2040	1,281,205	23,928

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.847s, 2050	1,229,000	1,316,999
Ser. 06-C2, Class AJ, 5.802s, 2043	223,000	201,815
FRB Ser. 07-C1, Class A2, 5.743s, 2050	184,084	187,296
Ser. 03-KEY1, Class C, 5.373s, 2035	463,000	470,778
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	371,280

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC,
IO, 0.198s, 2043	53,000,457	618,621

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.334s, 2049	385,287	382,879

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.195s, 2049	63,746,266	796,828

Morgan Stanley Capital I
FRB Ser. 07-T27, Class AJ, 5.653s, 2042	874,000	863,326
Ser. 07-IQ14, Class A2, 5.61s, 2049	406,842	420,537
FRB Ser. 07-HQ12, Class A2, 5.576s, 2049	279,577	287,126

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.126s, 2041	704,000	719,981

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.774s, 2035	513,000	511,153

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	574,000	592,655

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	258,000	274,770

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032	627,000	639,631

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	676,000	730,891

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2,
Class XA, IO, 1.832s, 2063	5,631,125	600,109

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C25, Class A2, 5.684s, 2043	2,370	2,370
Ser. 05-C17, Class D, 5.396s, 2042	580,000	556,858
Ser. 06-C29, Class AM, 5.339s, 2048	570,000	629,965
Ser. 07-C30, Class A3, 5.246s, 2043	306,608	313,173
FRB Ser. 05-C16, Class D, 5.044s, 2041	680,000	691,560
Ser. 06-C29, IO, 0.387s, 2048	39,666,604	567,629

26	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (26.8%) cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C6, Class J, 5.275s, 2035	$420,000	$425,670
Ser. 07-C31, IO, 0.238s, 2047	90,790,783	737,675

		41,408,911
Agency collateralized mortgage obligations (7.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.635s, 2035	45,801	73,282
Ser. T-8, Class A9, IO, 0.298s, 2028	194,714	2,434
Ser. T-59, Class 1AX, IO, 0.274s, 2043	453,260	5,524
Ser. T-48, Class A2, IO, 0.212s, 2033	658,205	6,299
Ser. 4077, Class TO, PO, zero %, 2041	859,130	732,649
Ser. 3835, Class FO, PO, zero %, 2041	3,634,268	3,053,440
FRB Ser. T-54, Class 2A, IO, zero %, 2043	264,319	41

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.757s, 2031	360,836	492,992
IFB Ser. 06-86, Class SY, 23.244s, 2036	118,593	126,895
IFB Ser. 05-75, Class GS, 19.618s, 2035	500,945	734,862
IFB Ser. 11-4, Class CS, 12.479s, 2040	706,897	849,536
Ser. 98-W2, Class X, IO, 3.355s, 2028	1,242,642	54,754
Ser. 98-W5, Class X, IO, 2.72s, 2028	356,246	15,586
Ser. 03-W10, Class 1, IO, 1.4s, 2043	103,187	4,615
Ser. 03-W1, Class 2A, IO, zero %, 2042	565,115	44

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.611s, 2041	1,724,911	2,751,285
IFB Ser. 10-158, Class SD, 14.368s, 2040	377,000	544,037
IFB Ser. 11-70, Class WS, 9.279s, 2040	1,272,000	1,521,541
IFB Ser. 11-72, Class SE, 7.12s, 2041 F	2,689,000	2,980,340
IFB Ser. 11-56, Class MS, 6.863s, 2041	1,743,260	1,938,139
Ser. 11-70, PO, zero %, 2041	4,585,972	3,810,347
Ser. 10-151, Class KO, PO, zero %, 2037	593,754	543,694

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.573s, 2027	96,168	1,243
Ser. 98-2, IO, 0.385s, 2027	52,500	853
Ser. 98-3, IO, 0.322s, 2027	62,676	1,060
Ser. 98-4, IO, zero %, 2026	76,341	2,099

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.038s, 2045	274,443	52,144

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	698,927	97,850

		20,397,585
Residential mortgage-backed securities (non-agency) (4.4%)
Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15.103s, 2042	250,000	115,000
Ser. 12-RR10, Class 8A2, 4s, 2042	570,000	562,875

Barclays Capital, LLC Trust 144A Ser. 09-RR7, Class 2A7,
IO, 1.574s, 2047	9,138,260	392,031

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,299,628	36,520
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	907,543	13,250

Countrywide Asset Backed Certificates FRB Ser. 07-3,
Class 2A1, 0.311s, 2047	359,898	355,962

Absolute Return 100 Fund	27

MORTGAGE-BACKED SECURITIES (26.8%) cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	$964,233	$39,148

GSAA Home Equity Trust FRB Ser. 04-10, Class AF4,
4.819s, 2034	395,563	415,836

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	1,155,308	34,659

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A5,
Class A3, 2.575s, 2035	850,000	735,250

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8,
Class X, IO, 0.4s, 2036	2,774,914	45,231

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046	1,153,776	1,003,785
FRB Ser. 2005-AR17, Class A1B2, 0.621s, 2045	1,880,808	1,467,030
FRB Ser. 05-AR6, Class 2AB2, 0.581s, 2045	1,630,298	1,402,056
FRB Ser. 05-AR8, Class 2AB3, 0.571s, 2045	1,619,607	1,400,960
FRB Ser. 05-AR1, Class A3, 0.571s, 2045	1,666,498	1,424,856

Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR1, Class 2A5, 5.359s, 2036	1,500,000	1,470,000
FRB Ser. 04-H, Class A1, 2.615s, 2034	1,333,219	1,359,883

		12,274,332

Total mortgage-backed securities (cost $70,147,588)		$74,080,828

CORPORATE BONDS AND NOTES (24.3%)*	Principal amount	Value

Banking (5.8%)
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec.
notes 2.4s, 2013 (Australia)	$800,000	$802,146

Bank of America Corp. sr. unsec. unsub. FRN notes 1.897s, 2014	260,000	263,217

Bank of America Corp. sr. unsec. unsub. FRN notes 1.733s, 2014	500,000	504,417

Bank of New York Mellon Corp. (The) sr. unsec. FRN
notes 0.545s, 2015	700,000	701,047

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 4.95s, 2012	300,000	300,000

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec. FRN
notes 1.091s, 2014 (Japan)	250,000	250,745

Bank One Corp. unsec. sub. notes 5 1/4s, 2013	377,000	381,238

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	300,000	320,759

Barclays Bank PLC sr. unsec. unsub. notes 2 1/2s, 2013
(United Kingdom)	1,000,000	1,004,532

Citigroup, Inc. sr. unsec. notes FRN 2.438s, 2013	1,100,000	1,113,078

Fifth Third Bancorp sr. unsec. notes 6 1/4s, 2013	1,450,000	1,490,471

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)	129,000	133,941

ING Bank NV 144A sr. unsec. notes FRN 1.439s, 2013
(Netherlands)	900,000	902,429

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	656,512

JPMorgan Chase & Co. sr. unsec. notes FRN 1.429s, 2015	500,000	505,406

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 4 7/8s, 2016 (United Kingdom)	510,000	560,638

28	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Banking cont.
National Australia Bank, Ltd. 144A sr. unsec. notes 2 1/2s,
2013 (Australia)	$690,000	$692,691

National Australia Bank, Ltd./New York sr. unsec.
notes 1.6s, 2015 (Australia)	750,000	762,428

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 2.55s, 2015 (United Kingdom)	855,000	876,471

Royal Bank of Scotland PLC (The) 144A company guaranty
sr. unsec. unsub. notes 4 7/8s, 2014 (United Kingdom)	430,000	454,235

Scotland International Finance No2 BV 144A bank
guaranty unsec. sub. notes 4 1/4s, 2013 (Netherlands)	295,000	296,124

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s,
2014 (United Kingdom)	1,100,000	1,190,420

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s,
2013 (Japan)	685,000	689,165

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)	200,000	213,046

Westpac Banking Corp. sr. unsec. unsub. bonds 2 1/4s,
2012 (Australia)	720,000	720,531

Westpac Banking Corp. 144A sr. unsec. notes FRN 1.092s,
2014 (Australia)	400,000	402,395

		16,188,082
Basic materials (1.6%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	845,000	898,557

ArcelorMittal sr. unsec. unsub. notes 5 3/8s, 2013 (France)	600,000	612,618

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
notes FRN 0.704s, 2014 (Australia)	500,000	501,782

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	355,000	391,381

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	790,000	819,702

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	245,000	336,379

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013	825,000	856,668

		4,417,087
Capital goods (1.7%)
Caterpillar Financial Services Corp. sr. unsec. notes FRN
0.708s, 2013	650,000	652,391

Caterpillar Financial Services Corp. sr. unsec. notes FRN
0.65s, 2014	1,500,000	1,506,504

John Deere Capital Corp. sr. unsec. unsub. notes FRN
0.754s, 2013	900,000	903,594

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	505,000	554,723

United Technologies Corp. sr. unsec. unsub. notes FRN
0.688s, 2013	1,200,000	1,204,524

		4,821,736
Communication services (0.9%)
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	447,000	503,250

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds 5 1/4s, 2013 (Netherlands)	1,265,000	1,306,735

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015	625,000	656,898

		2,466,883

Absolute Return 100 Fund	29

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals (1.6%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	$465,000	$521,963

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2014	1,250,000	1,348,720

QVC, Inc. 144A sr. notes 7 1/8s, 2017	215,000	227,073

Toyota Motor Credit Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 0.54s, 2013	700,000	700,745

Turner Broadcasting System, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2013	360,000	378,071

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	330,937

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)	500,000	507,509

		4,015,018
Consumer finance (0.7%)
American Express Credit Corp. sr. unsec. sub. notes FRN
1.504s, 2015	600,000	611,698

American Honda Finance Corp. 144A sr. unsec. notes FRN
Ser. MTN, 0.809s, 2012	1,000,000	1,000,024

Capital One Bank sr. unsec. sub. notes 6 1/2s, 2013	250,000	258,509

		1,870,231
Consumer staples (3.5%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes FRN 0.7s, 2014	700,000	703,575

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2014	565,000	620,077

ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014	500,000	536,104

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,008,109

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	400,000	462,000

Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)	900,000	942,036

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	1,800,000	1,860,919

Mondelez International, Inc. sr. unsec. notes 2 5/8s, 2013	730,000	737,212

Kroger Co. (The) company guaranty sr. unsec. notes 5s, 2013	1,850,000	1,887,604

Walgreen Co. sr. unsec. unsub. FRN notes 0.899s, 2014	1,000,000	1,002,790

		9,760,426
Financial (0.4%)
Erac USA Finance Co. 144A company
guaranty sr. notes 2 3/4s, 2013	445,000	449,952

General Electric Capital Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 0.981s, 2014	500,000	503,028

General Electric Capital Corp. sr. unsec. unsub. notes FRN
Ser. MTNA, 1.334s, 2013	275,000	276,376

		1,229,356
Insurance (2.0%)
Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038	235,000	274,069

Jackson National Life Global Funding, Co. 144A
sr. unsub. notes 5 3/8s, 2013	1,000,000	1,022,329

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	100,000	106,865

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2013	100,000	102,005

30	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Insurance cont.
Metropolitan Life Global Funding I 144A sr. unsub. FRN
notes 0.731s, 2014	$500,000	$499,972

Metropolitan Life Global Funding I 144A unsec. notes FRN
0.804s, 2013	500,000	500,047

Monumental Global Funding II 144A sr. unsub. notes FRN
0.485s, 2013	600,000	598,046

Monumental Global Funding, Ltd. 144A
sr. unsub. notes 5 1/2s, 2013	400,000	408,770

Monumental Global Funding, Ltd. 144A
sr. unsub. notes 5 1/4s, 2014	550,000	577,711

New York Life Global Funding 144A notes 3s, 2015	930,000	981,672

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	446,500	463,603

		5,535,089
Investment banking/Brokerage (0.5%)
TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 2.95s, 2012	1,420,000	1,422,722

		1,422,722
Real estate (2.3%)
Camden Property Trust sr. unsec. unsub. notes 5 7/8s, 2012 R	1,300,000	1,304,454

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014 R	1,000,000	1,021,233

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014 R	800,000	863,049

ProLogis LP company guaranty sr. unsec. notes 5 1/2s, 2013	1,600,000	1,623,389

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	776,273

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	770,000	824,176

		6,412,574
Technology (0.9%)
IBM Corp. sr. unsec. unsub. notes 6 1/2s, 2013	2,000,000	2,117,642

Seagate Technology International 144A company
guaranty sr. notes 10s, 2014 (Cayman Islands)	466,000	505,610

		2,623,252
Transportation (0.3%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	127,264	138,399

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	125,893	135,020

Federal Express Corp. 2012 Pass Through Trust 144A
notes 2 5/8s, 2018	600,000	604,789

		878,208
Utilities and power (2.1%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	240,000	265,917

CenterPoint Energy Resources Corp. sr. unsec.
unsub. notes 7 7/8s, 2013	1,570,000	1,614,155

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014	700,000	772,002

Great Plains Energy, Inc. sr. unsec. unsub. notes 2 3/4s, 2013	550,000	558,209

NGPL PipeCo, LLC 144A sr. unsec. notes 6.514s, 2012	600,000	603,000

Pacific Gas & Electric Co. sr. unsec. unsub. notes FRN
0.884s, 2012	1,000,000	1,000,286

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	654,000	885,651

		5,699,220

Total corporate bonds and notes (cost $66,441,759)		$67,339,884

Absolute Return 100 Fund	31

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (1.9%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (1.9%)
Federal National Mortgage Association Pass-Through
Certificates 3s, TBA, November 1, 2042	$5,000,000	$5,248,828

Total U.S. government and agency mortgage obligations (cost $5,231,055)		$5,248,828

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020	$56,000	$61,507

Total U.S. treasury obligations (cost $52,980)		$61,507

MUNICIPAL BONDS AND NOTES (1.2%)*	Principal amount	Value

Union Cnty., Indl. Dev. VRDN (Del-Tin Fiber),
0.79s, 10/1/27	$1,700,000	$1,700,000

WI State Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 1s, 3/1/38	1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)		$3,200,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	$1,340,000	$1,108,850

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	200,000	220,167

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)	300,000	324,313

Ontario (Province of) sr. unsec. unsub. bonds 1 7/8s, 2012	600,000	600,360

Total foreign government and agency bonds and notes (cost $2,410,449)		$2,253,690

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

2.27/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.27	$3,236,000	$157,399

2.13375/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.13375	2,022,000	74,632

2.2475/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.2475	3,236,000	155,296

2.1125/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.1125	2,022,000	71,660

Goldman Sachs International

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625	1,116,000	19,028

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855	1,116,000	18,035

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	712,000	38,142

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	712,000	684

2.3675/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.3675	3,236,000	185,746

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	1,139,000	75,368

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	1,139,000	7,517

2.34375/3 month USD-LIBOR-BBA/Nov-22	Nov-12/2.34375	3,236,000	184,515

Total purchased swap options outstanding (cost $861,135)			$988,022

32	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (47.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% L	51,210,289	$51,210,289

SSgA Prime Money Market Fund 0.12% P	1,252,000	1,252,000

Abbey National North America, LLC commercial paper with an
effective yield of 0.845%, April 2, 2013	$1,000,000	996,906

Abbey National North America, LLC commercial paper with an
effective yield of 0.625%, January 30, 2013	750,000	748,895

ABN AMRO Group NV commercial paper with an effective yield
of 0.636%, January 30, 2013 (Netherlands)	1,000,000	999,209

Arrow Electronics, Inc. commercial paper with an effective
yield of 0.750%, November 15, 2012	1,500,000	1,499,533

Avon Capital Corp. commercial paper with an effective yield
of 1.013%, December 21, 2012	300,000	299,571

Avon Capital Corp. commercial paper with an effective yield
of 0.876%, November 6, 2012	500,000	499,938

Avon Capital Corp. commercial paper with an effective yield
of 0.873%, November 2, 2012	800,000	799,980

Axa Financial, Inc. commercial paper with an effective
yield of 0.656%, April 25, 2013	1,000,000	997,321

Bacardi Corp. commercial paper with effective yields
ranging from 0.406% to 0.420%, November 21, 2012	1,900,000	1,899,552

Bank of Montreal/Chicago, IL FRN certificates of deposit
with an effective yield of 0.510%, August 15, 2013 (Canada)	900,000	901,088

CAFCO, LLC asset-backed commercial paper with an effective
yield of 0.424%, December 4, 2012	1,000,000	999,606

CHARTA, LLC asset-backed commercial paper with an effective
yield of 0.434%, December 4, 2012	1,500,000	1,499,395

COFCO Capital Corp. commercial paper with an effective
yield of 0.375%, November 13, 2012	1,400,000	1,399,818

Commonwealth Bank of Australia FRN certificates of deposit
with an effective yield of 1.580%, January 17, 2014 (Australia)	650,000	657,290

CRC Funding, LLC asset-backed commercial paper with an
effective yield of 0.613%, November 5, 2012	900,000	899,938

Daimler Finance North America, LLC 144A commercial paper
with an effective yield of 0.967%, August 15, 2013	1,300,000	1,291,618

Daimler Finance North America, LLC commercial paper with an
effective yield of 0.946%, February 7, 2013	600,000	598,448

DCP Midstream, LLC commercial paper with an effective yield
of 0.502%, December 3, 2012	500,000	499,773

Devon Energy Corp. commercial paper with an effective yield
of 0.307%, November 9, 2012	1,250,000	1,249,911

DNB Bank ASA commercial paper with an effective yield
of 0.348%, January 28, 2013 (Norway)	1,800,000	1,798,942

Duke Energy Corp. commercial paper with an effective yield
of 0.489%, January 3, 2013	1,000,000	999,348

Duke Energy Corp. commercial paper with an effective yield
of 0.413%, November 26, 2012	400,000	399,883

Entergy Corp. commercial paper with an effective yield
of 0.857%, December 14, 2012	500,000	499,480

Entergy Corp. commercial paper with an effective yield
of 0.778%, November 15, 2012	800,000	799,751

Absolute Return 100 Fund	33

SHORT-TERM INVESTMENTS (47.3%)* cont.	Principal amount/shares	Value

Ford Motor Credit Co., LLC commercial paper with an
effective yield of 1.291%, November 16, 2012	$1,000,000	$999,458

Ford Motor Credit Co., LLC commercial paper with an
effective yield of 1.153%, November 13, 2012	250,000	249,903

Ford Motor Credit Co., LLC commercial paper with an
effective yield of 1.135%, November 6, 2012	250,000	249,960

Gotham Funding Corp. asset-backed commercial paper
with an effective yield of 0.267%, December 3, 2012 (Japan)	1,000,000	999,760

Kinder Morgan Energy Partners, L.P. commercial paper
with an effective yield of 0.434%, November 7, 2012	1,000,000	999,925

Kinder Morgan Energy Partners, L.P. commercial paper
with an effective yield of 0.369%, November 6, 2012	700,000	699,958

Liberty Street Funding, LLC asset-backed commercial paper
with an effective yield of 0.187%, November 23, 2012 (Canada)	1,000,000	999,878

Marathon Oil Corp. commercial paper with effective yields
ranging from 0.432% to 0.434%, November 15, 2012	1,500,000	1,499,738

Marriot International, Inc./DE commercial paper with an
effective yield of 0.329%, November 14, 2012	1,250,000	1,249,847

National Grid USA commercial paper with an effective yield
of 0.450%, December 3, 2012	1,800,000	1,799,264

Nationwide Building Society 144A commercial paper with an
effective yield of 0.494%, January 29, 2013 (United Kingdom)	1,000,000	999,225

Nordea Bank Finland PLC/New York FRN certificates
of deposit with an effective yield of 0.793%, April 5, 2013	1,825,000	1,827,141

Northeast Utilities commercial paper with an effective
yield of 0.403%, November 15, 2012	1,000,000	999,833

Prudential PLC 144A commercial paper with an effective
yield of 0.689%, November 15, 2012 (United Kingdom)	400,000	399,891

Safeway, Inc. commercial paper with an effective yield
of 0.882%, December 11, 2012	250,000	249,750

Safeway, Inc. commercial paper with an effective yield
of 0.850%, November 27, 2012	1,500,000	1,499,058

SCANA Corp. commercial paper with an effective yield
of 0.640%, November 27, 2012	900,000	899,558

SCANA Corp. commercial paper with an effective yield
of 0.583%, November 5, 2012	500,000	499,961

Skandinaviska Enskilda Banken commercial paper with an
effective yield of 0.507%, January 10, 2013 (Sweden)	400,000	399,828

Societe Generale North America commercial paper with an
effective yield of 0.616%, April 8, 2013 (France)	1,000,000	997,332

Southern Power Co. (The) commercial paper with an effective
yield of 0.398%, November 20, 2012	2,200,000	2,199,524

Standard Chartered Bank/New York commercial paper with an
effective yield of 0.315%, November 14, 2012	800,000	799,908

Suncor Energy, Inc. commercial paper with an effective
yield of 0.394%, November 13, 2012 (Canada)	650,000	649,913

Suncor Energy, Inc. commercial paper with an effective
yield of 0.404%, November 8, 2012 (Canada)	500,000	499,960

Suncorp-Metway, Ltd. 144A commercial paper with an
effective yield of 0.445%, January 15, 2013 (Australia)	1,500,000	1,499,091

Svenska Handelsbanken/New York, NY FRN certificates
of deposit with an effective yield of 1.130%, July 17, 2014 (Sweden)	850,000	853,098

34	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (47.3%)* cont.	Principal amount/shares	Value

Svenska Handelsbanken/New York, NY FRN certificates
of deposit with an effective yield of 0.919%,
September 25, 2013 (Sweden)	$500,000	$501,688

Viacom, Inc. commercial paper with an effective yield
of 0.385%, November 26, 2012	1,000,000	999,722

Vodafone Group PLC commercial paper with effective yields
ranging from 0.747% to 0.946%, April 16, 2013 (United Kingdom)	1,500,000	1,495,679

Vodafone Group PLC commercial paper with an effective yield
of 1.015%, February 15, 2013 (United Kingdom)	350,000	349,527

Volvo Treasury AB commercial paper with an effective yield
of 0.492%, November 27, 2012 (Sweden)	1,500,000	1,499,458

Whirlpool Corp. commercial paper with an effective yield
of 0.767%, November 29, 2012	1,000,000	999,386

Whirlpool Corp. commercial paper with an effective yield
of 0.830%, November 15, 2012	500,000	499,835

Working Capital Management Co. asset-backed
commercial paper with an effective yield of 0.189%,
November 2, 2012 (Japan)	1,500,000	1,499,991

Wyndham Worldwide Corp. commercial paper with an effective
yield of 0.883%, November 28, 2012	1,500,000	1,498,976

U.S. Treasury Bills with an effective yield of 0.132%,
January 10, 2013 # ##	21,000,000	20,996,640

Total short-term investments (cost $131,037,480)		$131,059,147

TOTAL INVESTMENTS

Total investments (cost $279,382,446)		$284,231,906

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Absolute Return 100 Fund	35

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $276,839,232.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,058,783 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $447,865)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Buy	11/21/12	$5,970	$5,973	$(3)

Citibank, N.A.

	British Pound	Buy	11/21/12	62,609	62,214	395

	Euro	Sell	11/21/12	907	904	(3)

Credit Suisse AG

	British Pound	Sell	11/21/12	152,489	152,044	(445)

	Euro	Buy	11/21/12	2,463	2,456	7

	Swiss Franc	Buy	11/21/12	31,900	31,685	215

Deutsche Bank AG

	Canadian Dollar	Sell	11/21/12	3,303	3,355	52

	Swiss Franc	Sell	11/21/12	18,904	18,763	(141)

Goldman Sachs International

	Euro	Buy	11/21/12	9,334	9,302	32

JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	11/21/12	66,557	67,627	1,070

	Euro	Buy	11/21/12	31,891	31,776	115

UBS AG

	Swiss Franc	Buy	11/21/12	62,189	61,766	423

Total						$1,717

36	Absolute Return 100 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 3 yr (Short)	20	$2,282,967	Dec-12	$(1,014)

Canadian Government
Bond 10 yr (Long)	4	548,966	Dec-12	3,987

U.K. Gilt 10 yr (Short)	2	384,524	Dec-12	4,847

Total				$7,820

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $754,712)
Counterparty
Fixed obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(2.27)/3 month USD-LIBOR-BBA/
Dec-22	Dec-12/2.27	$3,236,000	$157,398

(2.3675)/3 month USD-LIBOR-BBA/
Dec-22	Dec-12/2.3675	3,236,000	185,746

(2.13375)/3 month USD-LIBOR-BBA/
Dec-22	Dec-12/2.13375	2,022,000	74,612

(2.2475)/3 month USD-LIBOR-BBA/
Nov-22	Nov-12/2.2475	3,236,000	155,296

(2.34375)/3 month USD-LIBOR-BBA/
Nov-22	Nov-12/2.34375	3,236,000	184,517

(2.1125)/3 month USD-LIBOR-BBA/
Nov-22	Nov-12/2.1125	2,022,000	71,660

			$829,229

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
	$14,683,000 E	$12,627	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(3,377)

	761,000 E	(47,611)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(13,602)

	11,982,000 E	130,026	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	114,210

	2,918,000 E	(11,567)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(7,717)

	6,994,000 E	(4,314)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	10,863

GBP	412,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(96,645)

Citibank, N.A.
	$363,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	11,503

	1,644,000 E	(391)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	1,401

Absolute Return 100 Fund	37

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$2,538,000 E	$2,924	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	$8,431

	3,388,000 E	(26,427)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(21,955)

	71,000 E	(3,011)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	162

EUR	61,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8%	634

Credit Suisse International
	$16,587,000 E	(20,230)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(2,150)

	3,821,000 E	251,813	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	81,052

	231,579,000 E	271,081	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	18,661

	6,104,000 E	2,505	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(10,742)

	431,000 E	(26,602)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(7,340)

	7,148,000 E	97,406	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	87,971

	6,613,000 E	(75,353)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(66,622)

EUR	63,000	—	8/10/22	1.87%	6 month EUR-
					EURIBOR-
					REUTERS	(1,160)

Deutsche Bank AG
	$184,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	5,704

	77,901,000 E	(76,198)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	8,714

	4,418,000 E	1,370	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(8,217)

	12,364,000 E	(116,322)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(100,002)

	3,245,000 E	48,417	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	44,134

	7,120,000	(392,742)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(74,549)

Goldman Sachs International
	109,105,000 E	(75,163)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	43,762

	10,474,000 E	(20,024)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(42,753)

	15,503,000 E	(235,128)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(214,664)

38	Absolute Return 100 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$2,094,000 E	$28,016	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	$25,252

	2,471,000 E	175,617	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	65,188

GBP	412,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	44,512

JPMorgan Chase Bank NA
	$2,620,000 E	(4,778)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(10,464)

	2,772,000 E	(2,452)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	1,207

	1,899,000 E	39,155	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	36,648

	934,000 E	(94,451)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(52,710)

CAD	590,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(15,458)

CAD	2,213,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	20,457

The Royal Bank of Scotland PLC
	$805,000 E	(10,116)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(9,054)

UBS AG
CHF	9,043,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(58,104)

Total						$(186,819)

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$800,000	$—	4/7/16	(2.63%)	USA Non Revised	$(16,879)
				Consumer Price
				Index-Urban (CPI-U)

Goldman Sachs International
460,000	—	3/1/16	2.47%	USA Non Revised	5,281
				Consumer Price
				Index-Urban (CPI-U)

345,000	—	3/3/16	2.45%	USA Non Revised	3,602
				Consumer Price
				Index-Urban (CPI-U)

1,058,000	—	4/3/17	2.3225%	USA Non Revised	4,730
				Consumer Price
				Index-Urban (CPI-U)

Absolute Return 100 Fund	39

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,058,000	$—	4/4/17	2.35%	USA Non Revised	$6,291
					Consumer Price
					Index-Urban (CPI-U)

	1,058,000	—	4/5/17	2.355%	USA Non Revised	6,585
					Consumer Price
					Index-Urban (CPI-U)

	1,058,000	—	4/5/22	2.66%	USA Non Revised	(1,048)
					Consumer Price
					Index-Urban (CPI-U)

GBP	660,000	—	3/30/17	(3.0925%)	GBP Non-revised	(26,084)
					UK Retail Price
					Index

GBP	660,000	—	4/2/17	(3.085%)	GBP Non-revised	(29,335)
					UK Retail Price
					Index

GBP	1,320,000	—	9/20/17	2.6625%	GBP Non-revised	57
					UK Retail Price
					Index

GBP	660,000	—	9/21/17	2.66%	GBP Non-revised	(114)
					UK Retail Price
					Index

GBP	660,000	—	4/3/17	(3.09%)	GBP Non-revised	(29,628)
					UK Retail Price
					Index

Total						$(76,542)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$67,339,884	$—

Foreign government and agency bonds and notes	—	2,253,690	—

Mortgage-backed securities	—	74,080,828	—

Municipal bonds and notes	—	3,200,000	—

Purchased swap options outstanding	—	988,022	—

U.S. Government and Agency Mortgage Obligations	—	5,248,828	—

U.S. Treasury Obligations	—	61,507	—

Short-term investments	52,462,289	78,596,858	—

Totals by level	$52,462,289	$231,769,617	$—

40	Absolute Return 100 Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,717	$—

Futures contracts	7,820	—	—

Written swap options outstanding	—	(829,229)	—

Interest rate swap contracts	—	(4,896)	—

Total return swap contracts	—	(76,542)	—

Totals by level	$7,820	$(908,950)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	41

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $228,172,157)	$233,021,617
Affiliated issuers (identified cost $51,210,289) (Notes 1 and 6)	51,210,289

Cash	674,491

Interest and other receivables	912,115

Receivable for shares of the fund sold	608,962

Receivable for investments sold	19,562,207

Unrealized appreciation on swap contracts (Note 1)	657,012

Unrealized appreciation on forward currency contracts (Note 1)	2,309

Receivable from Manager (Note 2)	20,070

Premium paid on swap contracts (Note 1)	1,242,880

Total assets	307,911,952

LIABILITIES

Payable for variation margin (Note 1)	1,027

Payable for investments purchased	20,570,280

Payable for purchases of delayed delivery securities (Note 1)	5,236,471

Payable for shares of the fund repurchased	928,247

Payable for investor servicing fees (Note 2)	33,922

Payable for custodian fees (Note 2)	23,056

Payable for Trustee compensation and expenses (Note 2)	17,816

Payable for administrative services (Note 2)	548

Payable for distribution fees (Note 2)	70,776

Unrealized depreciation on forward currency contracts (Note 1)	592

Written options outstanding, at value (premiums $754,712) (Notes 1 and 3)	829,229

Premium received on swap contracts (Note 1)	1,060,957

Unrealized depreciation on swap contracts (Note 1)	920,373

Collateral on certain derivative contracts, at value (Note 1)	1,252,000

Other accrued expenses	127,426

Total liabilities	31,072,720

Net assets	$276,839,232

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$284,713,129

Undistributed net investment income (Note 1)	1,067,453

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,449,026)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,507,676

Total — Representing net assets applicable to capital shares outstanding	$276,839,232

(Continued on next page)

42	Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($158,622,480 divided by 15,612,075 shares)	$10.16

Offering price per class A share (100/99.00 of $10.16)*	$10.26

Net asset value and offering price per class B share ($2,655,174 divided by 262,467 shares)**	$10.12

Net asset value and offering price per class C share ($40,649,124 divided by 4,045,140 shares)**	$10.05

Net asset value and redemption price per class M share ($2,973,288 divided by 293,281 shares)	$10.14

Offering price per class M share (100/99.25 of $10.14)*	$10.22

Net asset value, offering price and redemption price per class R share
($315,529 divided by 31,229 shares)	$10.10

Net asset value, offering price and redemption price per class R5 share
($10,087 divided by 988 shares)	$10.21

Net asset value, offering price and redemption price per class R6 share
($10,087 divided by 988 shares)	$10.21

Net asset value, offering price and redemption price per class Y share
($71,603,463 divided by 7,014,479 shares)	$10.21

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	43

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $1,500) (including interest income of $29,854
from investments in affiliated issuers) (Note 6)	$7,154,137

Total investment income	7,154,137

EXPENSES

Compensation of Manager (Note 2)	1,574,394

Investor servicing fees (Note 2)	474,465

Custodian fees (Note 2)	74,773

Trustee compensation and expenses (Note 2)	27,136

Administrative services (Note 2)	9,948

Distribution fees (Note 2)	1,031,993

Other	218,170

Fees waived and reimbursed by Manager (Note 2)	(1,080,414)

Total expenses	2,330,465

Expense reduction (Note 2)	(726)

Net expenses	2,329,739

Net investment income	4,824,398

Net realized loss on investments (Notes 1 and 3)	(1,604,583)

Net realized loss on swap contracts (Note 1)	(6,051,366)

Net realized loss on futures contracts (Note 1)	(1,184,631)

Net realized loss on foreign currency transactions (Note 1)	(96,369)

Net realized loss on written options (Notes 1 and 3)	(4,077,489)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,790)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	12,787,533

Net loss on investments	(231,695)

Net increase in net assets resulting from operations	$4,592,703

The accompanying notes are an integral part of these financial statements.

44	Absolute Return 100 Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$4,824,398	$8,321,877

Net realized loss on investments
and foreign currency transactions	(13,014,438)	(5,806,666)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	12,782,743	(7,391,377)

Net increase (decrease) in net assets resulting
from operations	4,592,703	(4,876,166)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,613,370)	(2,216,226)

Class B	(43,331)	(25,047)

Class C	(410,377)	(379,540)

Class M	(53,093)	(36,496)

Class R	(3,861)	(3,804)

Class Y	(1,386,125)	(974,559)

Net realized short-term gain on investments

Class A	—	(88,648)

Class B	—	(1,376)

Class C	—	(33,293)

Class M	—	(1,484)

Class R	—	(167)

Class Y	—	(33,839)

From net realized long-term gain on investments
Class A	—	(1,418,361)

Class B	—	(22,019)

Class C	—	(532,687)

Class M	—	(23,737)

Class R	—	(2,670)

Class Y	—	(541,421)

Increase (decrease) from capital share transactions (Note 4)	(122,392,125)	94,869,839

Total increase (decrease) in net assets	(123,309,579)	83,658,299

NET ASSETS

Beginning of year	400,148,811	316,490,512

End of year (including undistributed net investment income
of $1,067,453 and $4,093,378, respectively)	$276,839,232	$400,148,811

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2012	$10.15	.16	— [d]	.16	(.15)	—	(.15)	—	$10.16	1.65	$158,622	.65 [e]	1.55 [e]	238 [f]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	10.15	(.79)	249,746	.67 [e]	2.27 [e]	186 [f]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	— [d]	(.03)	— [d]	10.44	1.50	169,380	1.01	1.92	199 [f]
October 31, 2009 †	10.00	.16	.16	.32	— [d]	—	— [d]	— [d]	10.32	3.22*	57,719	1.03*[e]	1.51*[e]	44*

Class B
October 31, 2012	$10.11	.13	.02	.15	(.14)	—	(.14)	—	$10.12	1.48	$2,655	.85 [e]	1.33 [e]	238 [f]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	10.11	(1.03)	3,070	.87 [e]	2.10 [e]	186 [f]
October 31, 2010	10.27	.16	(.04)	.12	—	— [d]	— [d]	— [d]	10.39	1.18	3,070	1.35	1.58	199 [f]
October 31, 2009	10.00	.11	.16	.27	— [d]	—	— [d]	— [d]	10.27	2.71*	1,931	1.54*[e]	1.03*[e]	44*

Class C
October 31, 2012	$10.03	.08	.01	.09	(.07)	—	(.07)	—	$10.05	.90	$40,649	1.40 [e]	.80 [e]	238 [f]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	10.03	(1.56)	62,600	1.42 [e]	1.58 [e]	186 [f]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	— [d]	(.01)	— [d]	10.33	.78	68,078	1.76	1.17	199 [f]
October 31, 2009†	10.00	.11	.15	.26	— [d]	—	— [d]	— [d]	10.26	2.61*	20,426	1.67*[e]	1.04*[e]	44*

Class M
October 31, 2012	$10.13	.15	.01	.16	(.15)	—	(.15)	—	$10.14	1.61	$2,973	.70 [e]	1.48 [e]	238 [f]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	10.13	(.81)	3,576	.72 [e]	2.22 [e]	186 [f]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	— [d]	(.03)	— [d]	10.42	1.38	2,691	1.08	1.87	199 [f]
October 31, 2009†	10.00	.15	.16	.31	— [d]	—	— [d]	— [d]	10.31	3.12*	850	1.16*[e]	1.47*[e]	44*

Class R
October 31, 2012	$10.09	.13	— [d]	.13	(.12)	—	(.12)	—	$10.10	1.33	$316	.90 [e]	1.27 e	238 [f]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	10.09	(1.00)	317	.92 [e]	2.06 [e]	186 [f]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	— [d]	(.03)	— [d]	10.39	1.20	302	1.26	1.71	199 [f]
October 31, 2009†	10.00	.11	.19	.30	— [d]	—	— [d]	— [d]	10.30	3.02*	14	1.24*[e]	1.10*[e]	44*

Class R5
October 31, 2012‡	$10.12	.05	.04	.09	—	—	—	—	$10.21	.89*	$10	.13*[e]	.48*[e]	238 [f]

Class R6
October 31, 2012‡	$10.12	.05	.04	.09	—	—	—	—	$10.21	.89*	$10	.13*[e]	.48*[e]	238 [f]

Class Y
October 31, 2012	$10.20	.18	.01	.19	(.18)	—	(.18)	—	$10.21	1.90	$71,603	.40 [e]	1.78 [e]	238 [f]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	10.20	(.51)	80,840	.42 [e]	2.55 [e]	186 [f]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	— [d]	(.04)	— [d]	10.48	1.78	72,970.76		2.17	199 [f]
October 31, 2009†	10.00	.20	.14	.34	— [d]	—	— [d]	— [d]	10.34	3.42*	53,840	.81*[e]	1.87*[e]	44*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	Absolute Return 100 Fund	Absolute Return 100 Fund	47

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11	10/31/09

Class A	0.33%	0.29%	0.44%

Class B	0.33	0.29	0.44

Class C	0.33	0.29	0.44

Class M	0.33	0.29	0.44

Class R	0.33	0.29	0.44

Class R5	0.10	N/A	N/A

Class R6	0.08	N/A	N/A

Class Y	0.33	0.29	0.44

f Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

48	Absolute Return 100 Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 30, 2011 through October 31, 2012.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets: (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit: and (c) securitized assets: mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 100 Fund	49

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

50	Absolute Return 100 Fund

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $294,100,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 290 futures contracts outstanding for the reporting period. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. For the reporting period, the transaction volume of futures contracts was minimal.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Absolute Return 100 Fund	51

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,700,000 on forward currency contracts for the reporting period. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. For the reporting period, the transaction volume of forward currency contracts was minimal.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, and to gain exposure to rates of inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $73,600,000 on total return swap contracts for the reporting period. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. For the reporting period, the transaction volume of total return swap contracts was minimal.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,077,000,000 on interest rate swap contracts for the reporting period. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. For the reporting period, the transaction volume of interest rate swap contracts was minimal.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the

52	Absolute Return 100 Fund

reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,800,000 on credit default swap contracts for the reporting period. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. For the reporting period, the transaction volume of credit default swap contracts was minimal.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $863,011 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $799,760.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Absolute Return 100 Fund	53

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

54	Absolute Return 100 Fund

At October 31, 2012, the fund had a capital loss carryover of $13,338,609 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover
Short-term	Long-term	Total	Expiration

$7,956,120	$3,889,418	$11,845,538	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of realized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,340,166 to decrease undistributed net investment income, $5 to increase paid-in-capital and $2,340,161 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,300,530
Unrealized depreciation	(544,882)

Net unrealized appreciation	4,755,648
Undistributed ordinary income	1,054,774
Capital loss carryforward	(13,338,609)
Cost for federal income tax purposes	$279,484,672

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the performance period. The maximum annualized performance adjustment rate is +/–0.04%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar

Absolute Return 100 Fund	55

months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.486% of the fund’s average net assets before a decrease of $7,721 (0.002% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,080,414 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

In December 2012, the Trustees of the fund approved a new management contract that would have the fund pay Putnam Management a management fee at an annual rate of 0.40% based on the fund’s average net assets. Pursuant to the contract, Putnam Management would pay or reimburse the fund for all of the fund’s other operating expenses, excluding payments under the fund’s distribution plan, any performance based fee, brokerage, interest, taxes, investment related expenses, extraordinary and acquired fund fees and expenses.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1,

56	Absolute Return 100 Fund

2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$286,478	Class R5	4

Class B	4,278	Class R6	2

Class C	74,970	Class Y	103,526

Class M	4,749	Total	$474,465

Class R	458

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $726 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $220, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$491,745	Class M	9,814

Class B	13,257	Class R	1,580

Class C	515,597	Total	$1,031,993

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,978 and $86 from the sale of class A and class M shares, respectively, and received $8,484 and $6,287 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,240 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $382,042,823 and $390,596,764, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,988,906 and $2,988,516, respectively.

Absolute Return 100 Fund	57

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums

Written options outstanding at the	USD	417,206,524	$19,500,128
beginning of the reporting period	CHF	2,290,000	$3,074

Options opened	USD	335,659,851	20,782,101
	CHF	—	—

Options exercised	USD	(219,840,429)	(10,094,641)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(516,037,946)	(29,432,876)
	CHF	(2,290,000)	(3,074)

Written options outstanding at the end of	USD	16,988,000	$754,712
the reporting period	CHF	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	5,170,807	$52,126,974	21,173,324	$219,259,807

Shares issued in connection with
reinvestment of distributions	284,112	2,821,232	279,907	2,877,439

	5,454,919	54,948,206	21,453,231	222,137,246

Shares repurchased	(14,442,066)	(145,301,819)	(13,076,179)	(134,930,729)

Net increase (decrease)	(8,987,147)	$(90,353,613)	8,377,052	$87,206,517

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	79,022	$792,959	129,565	$1,332,250

Shares issued in connection with
reinvestment of distributions	3,627	35,946	3,635	37,297

	82,649	828,905	133,200	1,369,547

Shares repurchased	(123,820)	(1,243,252)	(125,159)	(1,289,185)

Net increase (decrease)	(41,171)	$(414,347)	8,041	$80,362

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	671,183	$6,693,524	2,587,429	$26,514,914

Shares issued in connection with
reinvestment of distributions	31,807	314,576	67,946	695,086

	702,990	7,008,100	2,655,375	27,210,000

Shares repurchased	(2,898,155)	(28,932,186)	(3,006,781)	(30,757,702)

Net decrease	(2,195,165)	$(21,924,086)	(351,406)	$(3,547,702)

58	Absolute Return 100 Fund

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	34,611	$348,853	205,652	$2,131,531

Shares issued in connection with
reinvestment of distributions	4,841	47,979	5,934	60,947

	39,452	396,832	211,586	2,192,478

Shares repurchased	(99,165)	(995,637)	(116,831)	(1,209,367)

Net increase (decrease)	(59,713)	$(598,805)	94,755	$983,111

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	4,724	$47,373	23,821	$245,668

Shares issued in connection with
reinvestment of distributions	390	3,861	649	6,641

	5,114	51,234	24,470	252,309

Shares repurchased	(5,265)	(52,923)	(22,112)	(227,464)

Net increase (decrease)	(151)	$(1,689)	2,358	$24,845

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	988	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	988	10,000

Shares repurchased	—	—

Net increase	988	$10,000

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	988	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	988	10,000

Shares repurchased	—	—

Net increase	988	$10,000

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,099,036	$61,564,066	7,425,045	$77,055,475

Shares issued in connection with
reinvestment of distributions	91,083	907,189	109,629	1,130,273

	6,190,119	62,471,255	7,534,674	78,185,748

Shares repurchased	(7,101,172)	(71,590,840)	(6,570,471)	(68,063,042)

Net increase (decrease)	(911,053)	$(9,119,585)	964,203	$10,122,706

Absolute Return 100 Fund	59

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	988	100%	$10,087

Class R6	988	100	10,087

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$2,309	Payables	$592

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,825,541*	depreciation	1,740,366*

Total		$1,827,850		$1,740,958

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(44,148)	$(44,148)

Foreign exchange
contracts	—	—	(60,556)	—	$(60,556)

Interest rate contracts	(9,187,177)	(1,184,631)	—	(6,007,218)	$(16,379,026)

Total	$(9,187,177)	$(1,184,631)	$(60,556)	$(6,051,366)	$(16,483,730)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(59,380)	$(59,380)

Foreign exchange
contracts	—	—	16,939	—	$16,939

Interest rate contracts	2,671,077	(761,229)	—	5,187,483	$7,097,331

Total	$2,671,077	$(761,229)	$16,939	$5,128,103	$7,054,890

60	Absolute Return 100 Fund

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,289,742	$340,767,540	$293,846,993	$29,854	$51,210,289

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Absolute Return 100 Fund	61

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

62	Absolute Return 100 Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Absolute Return 100 Fund	63

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64	Absolute Return 100 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Absolute Return 100 Fund	65

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

66	Absolute Return 100 Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 100 Fund	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68	Absolute Return 100 Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN104
278035 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$87,871	$ —	$5,150	$ —
October 31, 2011	$86,191	$ —	$5,000	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,150 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$ —	$ —	$ —

October 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTRNX

Putnam Absolute Return 300 Fund®

Annual report
10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
300 Fund®

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	76

About the Trustees	77

Officers	79

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 300 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 300 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on bonds.

The fund's management team has over a decade of experience in absolute return investing.

D. William Kohli, Portfolio Manager and Co-Head of Fixed Income, leads the fund and is backed by a seasoned team.

- 4 portfolio managers averaging 24 years in the investment industry
- Research of over 70 specialists across global fixed-income sectors
- 12 years of experience managing absolute return strategies

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

2 Absolute Return 300 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 300 Fund has been less volatile than stocks and on par with bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/12

Treasury bills 0.05%
Putnam Absolute Return 300 Fund® 2.80%
Bonds 2.64%
Stocks 17.32%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 300 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 300 Fund

Interview with your fund’s portfolio manager

Bill, what is your perspective on financial markets during the past fiscal year?

We saw several macro risks that had troubled markets in prior years reassert themselves in the 12 months ended October 31, 2012. However, asset prices rose despite these risks, particularly in the final months of the period. Markets responded positively to monetary intervention by both the Federal Reserve and the European Central Bank [ECB] in September 2012. Both institutions expanded their bond-buying programs, easing fears of a renewed recession in the United States and a deleveraging event in Europe.

While we agree that risks have lessened, they have not gone away, and the ability of investors to take these risks in stride, so to speak, marks a major transition to the persistent crisis mentality we have observed since 2008, in our opinion. Over the past 12 months, economic data in the G-10 countries — relatively advanced economies — looked very similar to what we had seen in 2011, with a disturbing drop in the middle of 2012. For example, U.S. economic growth abruptly decelerated from about 4% to less than half of that rate during much of 2012. During the year, China’s growth rate also fell meaningfully, reflecting a drop in exports as the nation’s economic policies shift toward an emphasis on domestic consumption and greater income equality. Europe fell into recession and borrowing costs for the heavily indebted major economies of Spain and Italy rose to dangerously high levels until the ECB acted near the end of the period. Also, for

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Absolute Return 300 Fund	5

much of the year, it appeared that conflict in the Middle East could spread to include a confrontation between Iran and Israel. Yet markets rose despite these issues because of proactive central bank policy.

How do you interpret this positive outcome for markets?

We believe that it’s a meaningful transition. Since the 2008 financial crisis, an abiding fear of another deleveraging event has influenced asset prices and total return opportunities. In recent months, we have observed that investors appear to no longer regard each macro risk as a systemic threat. This past year has demonstrated that assets can perform well even amid these risks, as investors have seemingly begun to focus on hunting for returns rather than preparing for the next calamity.

Has this change in risk perception prompted you to change the portfolio?

While we believe that this is a gradual transition, we have begun to modify the portfolio’s positions. We believe that there are diminished opportunities to pursue returns from pricing risk. Again, under the crisis mentality of the past few years, many assets were discounted by investors who feared that prices would soften should a macroeconomic crisis come to pass. Many securities discounted in this way provided attractive total returns to the fund, but now a lot of these discounts have seemingly closed. More normal market conditions appear to be at hand.

What changes have you made to the portfolio?

We are taking more prepayment risk in so-called “post HARP” [Home Affordable Refinance Program] mortgages, which

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 10/31/12. Cash and net other assets represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

6	Absolute Return 300 Fund

we feel have less sensitivity to refinancing. Additionally, taking credit risk in commercial mortgage-backed securities [CMBS] as the economy improves also appears to offer attractive investment potential.

For some time, the fund had emphasized super-senior CMBS tranches, but the liquidity premium that drove their returns has narrowed. We are now taking more credit risk in seasoned mezzanine commercial mortgages that offer better yields, a shift that exposes the portfolio to the opportunities and risks in commercial real estate price changes. We have also reduced exposures to alt-A securities in favor of pay-option adjustable-rate mortgages [ARMs] and prime loans.

Did the Fed’s “QE3” policy influence your positioning?

In one other area — our strategy targeting prepayment risk — we temporarily moved out of interest-only collateralized mortgage obligations [IO CMOs], as the Fed’s “QE3” program that focused on mortgage pass-throughs caused an abrupt tightening of spreads over Treasuries, and the valuation opportunities in these securities appear to be eliminated. Subsequently, the market demonstrated concern that following the election there might be policy changes to increase refinancing, as well as the possible elimination of the mortgage-interest deduction as the federal government seeks revenues. These

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Short-term holdings, derivatives securities, and TBA commitments are excluded. Holdings will vary over time.

Absolute Return 300 Fund	7

factors caused spreads to widen again, and we reestablished the IO-CMO positions.

What strategies performed well for the fund in the fiscal year?

The fund’s positions in corporate spread sectors performed well, as yield spreads tightened steadily. Securities of industrial and financial companies, in particular, contributed gains. Strong earnings results and a low default rate provided positive conditions.

Our mortgage credit strategies, in which we take credit risk in both residential mortgages and commercial mortgages, contributed strongly. Non-agency residential mortgage-backed securities [RMBS] enjoyed persistent demand from investors, and the supply of these securities gradually shrank. We also saw the emergence of greater stability in the housing market over the past year, with firming prices in many regions, a factor that helped RMBS.

Our allocation to CMBS performed well, particularly Aaa-rated and seasoned mezzanine issues. The sector benefited from positive economic growth. Demand was supported in part by easing sovereign risk conditions in Europe and the Fed’s bond-buying efforts.

In implementing our credit strategies, we can use total return swaps, a type of derivative, to hedge or to manage sector and industry exposures.

We also held positions in agency pass-through securities to benefit from taking prepayment risk. The portfolio primarily owned pass-throughs with lower coupons, mortgages that were among the least likely to be refinanced. They outperformed higher

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Absolute Return 300 Fund

coupon pass-throughs during the summer, when the market began to anticipate the Fed’s bond-buying program. The Fed is buying agency pass-throughs in quantities that have lowered mortgage rates even further, making higher coupon mortgages more likely to be called. In pursuing prepayment strategies, we can use options to isolate prepayment risk or hedge against changes in security prices.

What strategies had disappointing results?

Term structure positioning had the largest negative impact. The fund generally held a net short duration position and a bias toward a steepening yield curve in the United States. However, rates have generally fallen since March and the yield curve flattened as the Fed continued to execute “Operation Twist,” selling bonds at the front end of the curve while buying bonds on the long end. A short-duration position in Australia hurt results as the Reserve Bank of Australia [RBA] embarked on policy rate cuts. The RBA was responding to weakening economic growth in the Pacific region and the global economy more generally.

Some of our term structure strategies were designed to pursue positive return opportunities, but we also took those positions to hedge the risks we were taking in the corporate spread and mortgage credit sectors. As a note, in implementing interest-rate-related strategies we can use several types of derivatives. For example, options allow us to hedge duration — the fund’s sensitivity to interest rates. We also use Treasury futures to manage exposure to interest rates or to market risk, and to hedge rate risk.

For similar reasons, we also pursued currency strategies in markets that would come under pressure if Europe’s sovereign debt crisis worsened. We had short positions on the euro and on the Czech koruna, which underperformed when the ECB’s interventions late in the fiscal year halted the euro’s decline. However, two other tactical positions, a short position on the Canadian dollar and

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 300 Fund	9

a long position on the British pound sterling, achieved positive results. When we pursue currency strategies, we can use forward contracts to hedge foreign exchange risk or gain the exposures we favor.

How do you assess current risks in the markets?

While the macro risks influencing the markets have not gone away, we believe they threaten less systemic impact than in the past. We regard China’s economic slowdown to be less worrisome because it reflects a long-term transition toward a consumer-oriented economy. We believe markets are more rationally differentiating risks in the United States. The U.S. federal budget is poised for contraction in 2013, and while the magnitude is yet unclear, we believe the worst outcome would be a short-term recession. A major bank failure or a sovereign default is unlikely in the United States, and these remain the ultimate risks in Europe. In the Middle East, an easing of tensions between Israel and Iran has helped energy prices moderate. With energy prices lower, we believe it is unlikely for inflation to worsen in the near term.

Conditions generally warrant an expectation that asset prices can continue to rise. In the context of an absolute return strategy, we also continue to seek ways of managing portfolio volatility and hedging risks.

Bill, thanks for your comments on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Absolute Return 300 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	11.59%	10.48%	10.22%	10.22%	8.45%	8.45%	11.16%	10.28%	10.45%	12.68%	12.68%	12.68%
Annual average	2.89	2.62	2.56	2.56	2.13	2.13	2.78	2.57	2.61	3.15	3.15	3.15

3 years	4.76	3.68	3.97	3.97	2.39	2.39	4.55	3.77	3.98	5.58	5.58	5.58
Annual average	1.56	1.21	1.31	1.31	0.79	0.79	1.49	1.24	1.31	1.83	1.83	1.83

1 year	2.97	1.98	2.86	1.86	2.23	1.23	2.90	2.11	2.71	3.21	3.21	3.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased class A or M shares prior to this date received a lower after-sales-charge return. Also effective April 5, 2010, the contingent deferred sales charge (CDSC) for class B shares was lowered. Investors who purchased class B shares prior to April 5, 2010, would pay a CDSC of 3% for shares redeemed in the first year, declining over time to 1% for shares redeemed in the fourth year, and no CDSC thereafter. Effective April 5, 2010, class B share returns after the CDSC reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 300 Fund	11

Comparative index returns For periods ended 10/31/12

	BofA (Bank of America)
	Merrill Lynch U.S. Treasury	Barclays U.S. Aggregate
	Bill Index	Bond Index

Life of fund	0.74%	27.16%
Annual average	0.19	6.43

3 years	0.46	19.38
Annual average	0.15	6.08

1 year	0.09	5.25

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,022 and $10,845, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,028. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $11,045, $11,268, $11,268 and $11,268, respectively. The above returns are based on current sales charges. Because sales charges for class A and M shares were decreased effective April 5, 2010, the actual cumulative total returns for shareholders who purchased shares prior to this date would be lower than those shown. Because the CDSC for class B shares was reduced, and the period of time for which a CDSC applies was shortened, also effective April 5, 2010, shareholders who purchased class B shares prior to this date would still be subject to a CDSC as of October 31, 2012, and the actual cumulative total return for class B shares would be lower.

12	Absolute Return 300 Fund

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	—	—	1

Income	$0.103		$0.082	$0.027	$0.096		$0.077	—	—	$0.129

Capital gains	—		—	—	—		—	—	—	—

Total	$0.103		$0.082	$0.027	$0.096		$0.077	—	—	$0.129

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$10.38	$10.48	$10.32	$10.24	$10.35	$10.43	$10.34	—	—	$10.43

7/2/12*	—	—	—	—	—	—	—	$10.42	$10.42	—

10/31/12	10.58	10.69	10.53	10.44	10.55	10.63	10.54	10.63	10.63	10.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	11.06%	9.96%	9.59%	9.59%	7.93%	7.93%	10.63%	9.75%	9.93%	12.04%	12.04%	12.04%
Annual average	2.82	2.55	2.46	2.46	2.05	2.05	2.72	2.50	2.54	3.06	3.06	3.06

3 years	5.25	4.16	4.36	4.36	2.87	2.87	5.04	4.25	4.48	5.98	5.98	5.98
Annual average	1.72	1.37	1.43	1.43	0.95	0.95	1.65	1.40	1.47	1.95	1.95	1.95

1 year	2.97	1.99	2.68	1.68	2.14	1.14	2.91	2.12	2.62	3.12	3.12	3.12

Absolute Return 300 Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/11*	0.87%	1.07%	1.62%	0.92%	1.12%	0.62%**	0.62%**	0.62%

Total annual operating expenses for
the fiscal year ended 10/31/11	1.05%	1.25%	1.80%	1.10%	1.30%	0.78%**	0.71%**	0.80%

Annualized expense ratio
for the six-month period
ended 10/31/12†‡	0.80%	1.00%	1.55%	0.85%	1.05%	0.55%	0.55%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

** Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 10/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.05	$5.06	$7.84	$4.30	$5.31	$1.84‡	$1.84‡	$2.79

Ending value (after expenses)	$1,014.40	$1,014.50	$1,011.60	$1,014.40	$1,013.50	$1,020.20	$1,020.20	$1,016.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 5/1/12 to 10/31/12, they would have been higher.

14	Absolute Return 300 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.06	$5.08	$7.86	$4.32	$5.33	$2.80	$2.80	$2.80

Ending value (after expenses)	$1,021.11	$1,020.11	$1,017.34	$1,020.86	$1,019.86	$1,022.37	$1,022.37	$1,022.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Absolute Return 300 Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Absolute Return 300 Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 300 Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

18	Absolute Return 300 Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

Absolute Return 300 Fund	19

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least June 30, 2013, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.60% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

20	Absolute Return 300 Fund

college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its targeted annualized return, over the one- and three-year periods ended December 31, 2011. Putnam Absolute Return 300 Fund’s class  A shares’ return net of fees and expenses was negative over the one-year period, was positive over the three-year period and lagged its targeted annualized return over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered steps that Putnam Management had taken to support

Absolute Return 300 Fund	21

improved performance. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Absolute Return 300 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 300 Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the three year period then ended and the period from December 23, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2012

24	Absolute Return 300 Fund

The fund’s portfolio 10/31/12

MORTGAGE-BACKED SECURITIES (39.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (16.3%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.635s, 2035	$210,249	$336,398
IFB Ser. 3072, Class SM, 23.012s, 2035	565,221	897,648
IFB Ser. 3072, Class SB, 22.865s, 2035	506,421	801,121
IFB Ser. 3249, Class PS, 21.569s, 2036	439,234	666,015
IFB Ser. 2990, Class LB, 16.399s, 2034	1,247,382	1,751,188
IFB Ser. 3859, Class SG, IO, 6.486s, 2039	4,237,558	455,538
IFB Ser. 3727, Class PS, IO, 6.486s, 2038	25,756,351	2,182,982
IFB Ser. 3856, Class PS, IO, 6.386s, 2040	4,754,892	682,254
IFB Ser. 3708, Class SQ, IO, 6.336s, 2040	16,499,488	2,322,633
IFB Ser. 3907, Class KS, IO, 6.336s, 2040	9,321,967	1,263,195
IFB Ser. 3708, Class SA, IO, 6.236s, 2040	35,581,211	4,909,851
IFB Ser. 3934, Class SA, IO, 6.186s, 2041	2,160,622	386,535
IFB Ser. 3852, Class NT, 5.786s, 2041	11,713,452	12,904,593
IFB Ser. 3752, Class PS, IO, 5.786s, 2040	21,799,293	3,382,814
Ser. 3632, Class CI, IO, 5s, 2038	559,289	30,940
Ser. 3626, Class DI, IO, 5s, 2037	352,892	11,345
Ser. 3747, Class HI, IO, 4 1/2s, 2037	760,212	62,274
Ser. 4026, Class JI, IO, 4s, 2041	10,006,273	1,141,716
Ser. 3748, Class NI, IO, 4s, 2034	9,726,571	386,145
Ser. 3751, Class MI, IO, 4s, 2034	1,322,161	23,336
Ser. T-8, Class A9, IO, 0.298s, 2028	556,976	6,962
Ser. T-59, Class 1AX, IO, 0.274s, 2043	1,296,354	15,799
Ser. T-48, Class A2, IO, 0.212s, 2033	1,882,865	18,020
Ser. 4077, Class TO, PO, zero %, 2041	1,998,453	1,704,241
Ser. 3835, Class FO, PO, zero %, 2041	27,262,465	22,905,378
FRB Ser. T-54, Class 2A, IO, zero %, 2043	756,160	118

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.757s, 2031	1,763,726	2,409,691
IFB Ser. 05-74, Class NK, 26.447s, 2035	138,038	250,439
IFB Ser. 07-53, Class SP, 23.427s, 2037	492,828	791,413
IFB Ser. 06-86, Class SY, 23.244s, 2036	605,076	647,431
IFB Ser. 05-75, Class GS, 19.618s, 2035	526,143	771,827
IFB Ser. 11-4, Class CS, 12.479s, 2040	4,919,645	5,912,342
IFB Ser. 12-3, Class SD, IO, 6.299s, 2042	6,078,871	1,090,367
IFB Ser. 11-67, Class BS, IO, 6.289s, 2041	19,617,700	3,429,370
IFB Ser. 404, Class S13, IO, 6.189s, 2040	848,253	130,241
IFB Ser. 10-35, Class SG, IO, 6.189s, 2040	13,458,285	1,793,451
Ser. 397, Class 2, IO, 5s, 2039	556,965	77,190
Ser. 398, Class C5, IO, 5s, 2039	1,340,906	134,359
Ser. 12-30, Class PI, IO, 4s, 2042	12,926,271	1,895,638
Ser. 406, Class 2, IO, 4s, 2041	1,765,506	205,505
Ser. 406, Class 1, IO, 4s, 2041	1,112,516	137,729
Ser. 98-W2, Class X, IO, 3.355s, 2028	3,554,696	156,629
Ser. 98-W5, Class X, IO, 2.72s, 2028	1,019,094	44,585
Ser. 03-W10, Class 1, IO, 1.4s, 2043	523,440	23,412
Ser. 03-W1, Class 2A, IO, zero %, 2042	1,616,449	126
Ser. 07-44, Class CO, PO, zero %, 2037	176,678	160,653

Absolute Return 300 Fund	25

MORTGAGE-BACKED SECURITIES (39.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.611s, 2041	$12,579,530	$20,064,727
IFB Ser. 10-158, Class SD, 14.368s, 2040	2,479,000	3,577,365
IFB Ser. 11-70, Class WS, 9.279s, 2040	10,522,271	12,586,530
IFB Ser. 11-72, Class SE, 7.12s, 2041 F	7,375,000	8,174,047
IFB Ser. 11-56, Class MS, 6.863s, 2041	2,462,841	2,738,162
IFB Ser. 11-61, Class CS, IO, 6.469s, 2035	18,908,015	2,623,506
IFB Ser. 10-120, Class SB, IO, 5.989s, 2035	1,955,349	161,805
IFB Ser. 10-20, Class SC, IO, 5.939s, 2040	502,659	83,230
IFB Ser. 11-70, Class SN, IO, 5.686s, 2041	11,996,000	3,030,549
IFB Ser. 11-70, Class SH, IO, 5.676s, 2041	15,001,000	3,855,557
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	896,444	134,915
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	13,224,503	1,405,090
Ser. 11-70, PO, zero %, 2041	18,599,504	15,453,770
Ser. 10-151, Class KO, PO, zero %, 2037	3,562,522	3,262,166

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.573s, 2027	274,982	3,555
Ser. 98-2, IO, 0.385s, 2027	150,229	2,441
Ser. 98-3, IO, 0.322s, 2027	179,232	3,032
Ser. 98-4, IO, zero %, 2026	218,424	6,007

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
6.038s, 2045	1,407,297	267,387

		156,745,278
Commercial mortgage-backed securities (15.5%)
Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	2,202,389	2,280,973
Ser. 04-3, Class D, 5.604s, 2039	2,832,319	2,809,859
FRB Ser. 07-3, Class A2, 5.535s, 2049	388,944	391,079
Ser. 06-5, Class A2, 5.317s, 2047	6,953,926	6,956,749
Ser. 06-6, Class A2, 5.309s, 2045	3,960,529	4,027,609
Ser. 04-4, Class D, 5.073s, 2042	1,827,000	1,814,439
Ser. 07-1, Class XW, IO, 0.306s, 2049	7,348,237	67,442

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	1,954,000	1,974,556
Ser. 04-4, Class XC, IO, 0.861s, 2042	6,790,362	69,744
Ser. 02-PB2, Class XC, IO, 0.457s, 2035	7,462,625	701

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.971s, 2042	1,209,000	1,198,216
Ser. 05-PWR9, Class AJ, 4.985s, 2042	5,480,000	5,574,804

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW15, Class X2, IO, 0.39s, 2044	273,318,080	1,452,686

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.73s, 2049	3,462,000	3,391,618
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	2,520,000	2,657,063

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B, 5.248s, 2046	1,031,169	1,036,702
Ser. 05-C6, Class AJ, 5.209s, 2044 F	3,956,000	4,021,759

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.762s, 2039	2,896,875	2,906,250
FRB Ser. 07-C4, Class A3, 5.762s, 2039	1,183,000	1,278,823

26	Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (39.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036	$2,196,000	$2,317,466
Ser. 05-C6, Class B, 5.23s, 2040	4,330,000	4,018,760
Ser. 03-CPN1, Class E, 4.891s, 2035	1,849,000	1,847,465

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	2,160,730	2,344,392
Ser. 03-C3, Class AX, IO, 1.717s, 2038	54,414,199	148,768

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1, Class B4,
7.204s, 2031	2,057,000	2,099,602

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F,
5.35s, 2035	2,410,000	2,470,250

First Union National Bank Commercial Mortgage 144A Ser. 01-C3,
Class K, 6.155s, 2033	1,762,000	1,762,000

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3,
5.481s, 2049	3,126,000	3,373,857

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 04-C1, Class G,
5.157s, 2038	2,606,000	2,607,303

GMAC Commercial Mortgage Securities, Inc. 144A FRB Ser. 03-C2,
Class F, 5.473s, 2040	1,472,000	1,457,280

Greenwich Capital Commercial Funding Corp. 144A
FRB Ser. 03-C1, Class J, 5.363s, 2035	2,300,000	2,332,660
Ser. 03-C1, Class G, 4.773s, 2035	2,233,000	2,211,321

GS Mortgage Securities Corp. II Ser. 05-GG4, Class B, 4.841s, 2039	3,310,000	2,935,970

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.665s, 2041	1,475,000	1,510,695
Ser. 07-LDPX, Class A3S, 5.317s, 2049	4,595,000	4,723,747
Ser. 02-C3, Class D, 5.314s, 2035	3,519,000	3,519,000
FRB Ser. 02-C2, Class E, 5.256s, 2034	2,251,000	2,251,000
FRB Ser. 04-CBX, Class B, 5.021s, 2037	807,000	795,581

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 01-C1, Class H, 5.626s, 2035	2,189,305	2,218,642

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A3, 5.933s, 2040	5,600,000	6,259,708
Ser. 06-C3, Class A2, 5.532s, 2032	19,032	19,026
Ser. 05-C7, Class A2, 5.103s, 2030	15,452	15,452
Ser. 07-C2, Class XW, IO, 0.499s, 2040	6,382,596	119,201

Merrill Lynch Mortgage Trust
Ser. 06-C2, Class AJ, 5.802s, 2043	688,000	622,640
FRB Ser. 07-C1, Class A2, 5.743s, 2050	666,033	677,655
Ser. 05-CKI1, Class AJ, 5.261s, 2037	2,030,000	2,069,382

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.198s, 2043	156,843,055	1,830,672

Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 06-3,
Class AJ, 5.485s, 2046	2,600,000	2,355,389

Morgan Stanley Capital I
FRB Ser. 07-T27, Class AJ, 5.653s, 2042	2,531,000	2,500,089
FRB Ser. 07-HQ12, Class A2, 5.576s, 2049	6,063,336	6,227,047

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.126s, 2041	2,734,000	2,796,062

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2, Class F,
5.774s, 2035	2,126,000	2,118,346

Absolute Return 300 Fund	27

MORTGAGE-BACKED SECURITIES (39.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
5.843s, 2043	$843,571	$870,987

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	4,302,883	4,582,570

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1,
Class J, 7s, 2032	4,138,000	4,221,360

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 5.976s, 2046	2,214,000	2,070,090
Ser. 06-C25, Class A2, 5.684s, 2043	6,475	6,475
Ser. 05-C17, Class D, 5.396s, 2042	3,960,000	3,801,996
Ser. 06-C29, Class AM, 5.339s, 2048	3,520,000	3,890,308
Ser. 07-C30, Class A3, 5.246s, 2043	1,251,301	1,278,095
FRB Ser. 05-C16, Class D, 5.044s, 2041	4,180,000	4,251,060
Ser. 06-C29, IO, 0.387s, 2048	162,490,468	2,325,239

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 03-C6,
Class J, 5.275s, 2035	2,726,000	2,762,801

		148,528,481
Residential mortgage-backed securities (non-agency) (8.0%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.361s, 2036	5,533,000	4,288,075

American Home Mortgage Investment Trust Ser. 07-1, Class GIOP,
IO, 2.078s, 2047	4,320,411	604,858

Banc of America Funding Corp. FRB Ser. 06-G, Class 2A5,
0.491s, 2036	3,477,234	2,868,718

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15.103s, 2042	950,000	437,000
Ser. 12-RR10, Class 8A2, 4s, 2042	2,130,000	2,103,375
Ser. 12-RR10, Class 9A1, 2.665s, 2042 F	480,000	489,600
FRB Ser. 12-RR10, Class 9A2, 2.665s, 2042 F	300,000	210,000
Ser. 12-RR10, Class 4A2, 2.655s, 2036	1,730,000	1,297,500

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046	29,939,330	1,272,422
Ser. 09-RR7, Class 2A7, IO, 1.574s, 2047	92,186,374	3,954,795

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	16,587,038	466,096
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	11,583,355	169,117

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A,
5.589s, 2036	5,477,962	4,984,946

Citigroup Mortgage Loan Trust, Inc. 144A FRB Ser. 12-8, Class 1A2,
2.663s, 2035	3,958,121	2,701,418

Countrywide Alternative Loan Trust Ser. 07-19, Class 1A34, 6s, 2037	3,484,754	2,718,108

Countrywide Home Loans Ser. 06-9, Class A2, 6s, 2036	3,045,998	2,689,997

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	12,308,277	499,716

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.391s, 2037	12,354,894	8,030,681

JPMorgan Mortgage Trust FRB Ser. 07-A4, Class 2A1, 5.584s, 2037	2,821,600	2,398,360

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO,
0.8s, 2047	8,747,334	262,420

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A5, Class A3,
2.575s, 2035	2,800,000	2,422,000

28	Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (39.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1APT,
0.521s, 2035	$2,998,512	$2,608,705

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8, Class X,
IO, 0.4s, 2036	36,112,581	588,635

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046	2,051,157	1,784,506
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046	2,444,546	1,857,855
FRB Ser. 2004-AR13, Class A1B2, 0.74s, 2034	3,490,448	2,966,881
FRB Ser. 05-AR17, Class A1C4, 0.611s, 2045	5,638,735	2,819,368
FRB Ser. 05-AR15, Class A1A2, 0.491s, 2045	1,453,285	1,206,227

Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR1, Class 2A5, 5.359s, 2036	5,250,000	5,144,991
FRB Ser. 06-AR10, Class 5A2, 2.614s, 2036	3,799,988	3,267,990
FRB Ser. 06-AR10, Class 5A6, 2.614s, 2036	4,711,667	4,052,034
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	6,795,986	5,674,649

		76,841,043

Total mortgage-backed securities (cost $361,230,019)		$382,114,802

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (34.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association
Pass-Through Certificates
3s, TBA, January 1, 2043	$5,000,000	$5,296,875
3s, TBA, November 1, 2042	8,000,000	8,520,625

		13,817,500
U.S. Government Agency Mortgage Obligations (32.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, November 1, 2042	13,000,000	13,616,485

Federal National Mortgage Association Pass-Through Certificates
4s, July 1, 2042	19,327,807	21,528,610
3s, TBA, February 1, 2043	34,000,000	35,441,015
3s, TBA, November 1, 2042	231,000,000	242,495,854

1.625%, October 26, 2015 [i]	58,000	60,050

		313,142,014

Total U.S. government and agency mortgage obligations (cost $324,926,307)		$326,959,514

U.S. TREASURY OBLIGATIONS (0.6%)*	Principal amount	Value

U.S. Treasury Bonds 4.625%, February 15, 2040 [i]	$415,000	$571,733

U.S. Treasury Notes 2 5/8s, November 15, 2020	371,000	407,487

U.S. Treasury Notes 0.750%, December 15, 2013 [i]	1,028,000	1,036,923

U.S. Treasury Notes 0.750%, September 15, 2013 [i]	2,194,000	2,206,651

U.S. Treasury Notes 0.250%, June 30, 2014 [i]	1,269,000	1,269,622

Total U.S. treasury obligations (cost $5,435,924)		$5,492,416

Absolute Return 300 Fund	29

CORPORATE BONDS AND NOTES (14.6%)*	Principal amount	Value

Basic materials (1.1%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	$1,500,000	$1,595,072

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	950,000	1,058,063

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	1,270,000	1,400,151

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s,
2019 (Australia)	1,985,000	2,725,357

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013	4,175,000	4,335,262

		11,113,905
Capital goods (0.4%)
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,000,000	1,105,000

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	2,495,000	2,740,660

		3,845,660
Communication services (1.6%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 7 7/8s, 2018	1,020,000	1,101,600

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	2,205,000	2,482,473

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	1,000,000	1,057,500

Crown Castle International Corp. 144A sr. unsec. notes 5 1/4s, 2023	840,000	869,400

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Jamaica)	1,480,000	1,635,400

DISH DBS Corp. company guaranty 7 1/8s, 2016	977,000	1,091,798

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	1,500,000	1,728,750

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017
(United Kingdom)	210,000	226,275

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016	1,270,000	1,260,475

SBA Tower Trust 144A company guaranty mtge. notes 4.254s, 2015	2,900,000	3,048,004

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	1,000,000	1,113,750

		15,615,425
Consumer cyclicals (1.4%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	2,560,000	2,873,600

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	250,000	270,625

Ford Motor Credit Co., LLC sr. unsec. notes 12s, 2015	1,250,000	1,540,625

MGM Resorts International sr. notes 10 3/8s, 2014	340,000	382,075

Owens Corning company guaranty sr. unsec. notes 9s, 2019	1,500,000	1,912,500

QVC, Inc. 144A sr. notes 7 1/8s, 2017	965,000	1,019,189

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017	950,000	1,020,063

Turner Broadcasting System, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2013	2,365,000	2,483,718

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	1,571,000	1,677,102

		13,179,497
Consumer staples (1.2%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2014	2,775,000	3,045,513

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes
7 1/4s, 2016	2,105,000	2,431,275

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	415,000	442,494

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016	365,000	392,831

30	Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value

Consumer staples cont.
Delhaize Group company guaranty sr. unsec. unsub. bonds 5 7/8s,
2014 (Belgium)	$950,000	$994,372

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014	500,000	560,000

Mondelez International, Inc. sr. unsec. notes 2 5/8s, 2013	3,270,000	3,302,304

		11,168,789
Energy (1.2%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	935,000	1,047,200

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,111,600

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	95,000	97,850

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	448,000	512,960

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000,000	5,311,675

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	1,000,000	1,077,500

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,000,000	2,135,000

		11,293,785
Financials (4.7%)
Air Lease Corp. 144A company guaranty sr. unsec. notes 4 1/2s, 2016	1,000,000	1,000,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
4 1/2s, 2014	1,500,000	1,545,000

CIT Group, Inc. 144A sr. unsec. notes 4 3/4s, 2015	1,500,000	1,552,500

Erac USA Finance Co. 144A company guaranty sr. notes 2 3/4s, 2013	2,315,000	2,340,763

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	1,150,000	1,201,750

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	4,575,000	4,844,426

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 4 7/8s,
2016 (United Kingdom)	60,000	65,957

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	2,940,000	3,202,836

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	200,000	213,729

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2013	350,000	357,018

National Australia Bank, Ltd. 144A sr. unsec. notes 2 1/2s,
2013 (Australia)	2,830,000	2,841,037

New York Life Global Funding 144A notes 3s, 2015	4,560,000	4,813,358

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	1,667,250	1,731,114

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 2.55s,
2015 (United Kingdom)	2,260,000	2,316,753

Royal Bank of Scotland PLC (The) 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014 (United Kingdom)	1,620,000	1,711,306

Scotland International Finance No2 BV 144A bank guaranty unsec.
sub. notes 4 1/4s, 2013 (Netherlands)	605,000	607,306

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	300,000	321,107

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s,
2013 (Japan)	3,610,000	3,631,949

Absolute Return 300 Fund	31

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount		Value

Financials cont.
TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 2.95s, 2012		$4,250,000	$4,258,147

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual
maturity (Jersey)	EUR	27,000	31,658

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		$500,000	532,615

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,000,000	1,078,860

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		1,850,000	1,970,676

Westpac Banking Corp. sr. unsec. unsub. bonds 2 1/4s,
2012 (Australia)		2,665,000	2,666,964

			44,836,829
Health care (0.5%)
ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	510,000	705,788

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$900,000	1,032,750

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		805,000	899,588

HCA, Inc. sr. notes 6 1/2s, 2020		612,000	674,730

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		630,000	656,775

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	718,200

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		130,000	145,275

			4,833,106
Technology (0.2%)
NXP BV/NXP Funding, LLC company guaranty sr. notes FRN
Ser. EXCH, 3.09s, 2013 (Netherlands)		75,000	74,906

Seagate Technology International 144A company guaranty
sr. notes 10s, 2014 (Cayman Islands)		2,095,000	2,273,075

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		120,000	127,268

			2,475,249
Transportation (0.8%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	888,000	1,020,251

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018		$1,029,421	1,119,495

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017		1,022,484	1,096,614

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018		4,400,000	4,435,117

			7,671,477
Utilities and power (1.5%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,005,000	1,149,469

Ameren Corp. sr. unsec. notes 8 7/8s, 2014		1,760,000	1,950,057

El Paso Corp. sr. unsec. notes 7s, 2017		1,140,000	1,302,491

NGPL PipeCo, LLC 144A sr. unsec. notes 6.514s, 2012		4,400,000	4,422,000

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019		3,816,000	5,167,649

			13,991,666

Total corporate bonds and notes (cost $134,343,483)			$140,025,388

32	Absolute Return 300 Fund

SENIOR LOANS (7.1%)* [c]	Principal amount		Value

Basic materials (0.4%)
Fortescue Metals Group, Ltd. bank term loan FRN Class B, 5 1/4s,
2017 (Australia)		$420,000	$417,834

INEOS Group Holdings, Ltd. bank term loan FRN Ser. B, 6 1/2s,
2018 (United Kingdom)		497,500	503,922

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		1,447,950	1,420,801

Novelis, Inc./GA bank term loan FRN Class B, 4s, 2017		280,013	279,371

Styron Corp. bank term loan FRN 8s, 2017		326,581	311,170

Tube City IMS Corp. bank term loan FRN Ser. B, 5 3/4s, 2019		661,675	668,292

			3,601,390
Capital goods (0.5%)
ADS Waste Holdings, Inc. bank term loan FRN Class B,
5 1/4s, 2019		500,000	503,959

Allison Transmission, Inc. bank term loan FRN Class B3,
4 1/4s, 2019		1,496,250	1,501,375

Generac Power Systems, Inc. bank term loan FRN Class B,
6 1/4s, 2018		997,500	1,017,450

Reynolds Group Holdings, Inc. bank term loan FRN Class B,
4 3/4s, 2018		600,000	601,797

SRAM Corp. bank term loan FRN 4.793s, 2018		758,598	764,287

			4,388,868
Communication services (1.1%)
Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018		1,263,926	1,270,878

Cequel Communications, LLC bank term loan FRN Ser. B, 4s, 2019		1,243,750	1,244,269

Crown Castle Operating Co. bank term loan FRN Class B, 4s, 2019		992,500	996,842

Intelsat Jackson Holdings SA bank term loan FRN 4 1/2s, 2018
(Bermuda)		1,480,631	1,489,885

Intelsat SA bank term loan FRN 3.214s, 2014 (Luxembourg)		1,000,000	990,938

Level 3 Financing, Inc. bank term loan FRN Class B2, 4 3/4s, 2019		1,000,000	1,003,500

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018		1,108,111	1,108,341

SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 3/4s, 2018		493,750	493,750

Telesat Canada bank term loan FRN Class B, 4 1/4s, 2019 (Canada)		1,246,875	1,249,992

Windstream Corp. bank term loan FRN Ser. B3, 4s, 2019		249,375	250,518

Zayo Group, LLC bank term loan FRN Class B, 5 1/4s, 2019		665,000	668,325

			10,767,238
Consumer cyclicals (2.0%)
Affinion Group, Inc. bank term loan FRN 5s, 2016		979,929	920,980

AMC Entertainment, Inc. bank term loan FRN Ser. B3,
4 3/4s, 2018		992,500	998,696

Aot Bedding Super Holings, LLC bank term loan FRN 5s, 2019		190,000	189,763

Boyd Gaming Corp. bank term loan FRN Ser. A, 3.695s, 2015		1,368,750	1,367,039

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017		235,125	236,721

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.461s, 2018		600,000	538,166

Cumulus Media Holdings, Inc. bank term loan FRN 5 3/4s, 2018		793,359	796,611

David’s Bridal, Inc. bank term loan FRN Class B, 5s, 2019		365,000	364,088

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	2,324,218	2,312,582

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018		$685,009	688,256

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		847,100	853,806

Absolute Return 300 Fund	33

SENIOR LOANS (7.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	$985,000	$985,000

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,208,627	1,205,908

Lord & Taylor, LLC bank term loan FRN 5 3/4s, 2018	220,523	221,488

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/4s, 2017	1,307,692	1,307,692

Motor City Casino bank term loan FRN 6s, 2017	900,447	905,512

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,280,000	1,281,746

Nielsen Finance, LLC bank term loan FRN Ser. C, 3.469s, 2016	491,206	493,136

Nortek, Inc. bank term loan FRN Class B, 5 1/4s, 2017	83,902	84,042

Peninsula Gaming, LLC bank term loan FRN Ser. B, 5 3/4s, 2017	1,000,000	1,011,250

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	980,000	983,871

Roofing Supply Group, LLC bank term loan FRN Class B,
5.54s, 2019	1,000,000	1,000,000

Spectrum Brands Holdings, Inc. bank term loan FRN 5.02s, 2016	544,376	544,764

		19,291,117
Consumer staples (0.5%)
Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	460,204	458,824

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	248,953	250,405

Pinnacle Foods Finance, LLC / Pinnacle Foods Finance Corp.
bank term loan FRN Ser. F, 4 3/4s, 2018	997,500	999,163

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017	1,481,250	1,481,945

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	967,008	962,172

Wendy’s International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	645,000	649,972

		4,802,481
Energy (0.4%)
Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	368,976

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada)	826,650	828,329

Plains Exploration & Production Co. bank term loan FRN Class B,
4s, 2019	900,000	902,893

Vantage Drilling Co. bank term loan FRN Class B, 6 1/4s, 2017	1,330,000	1,285,113

		3,385,311
Financials (0.1%)
iStar Financial, Inc. bank term loan FRN 5 3/4s, 2017	405,000	403,988

Ocwen Financial Corp. bank term loan FRN Ser. B, 7s, 2016	500,442	500,442

		904,430
Health care (1.5%)
Bausch & Lomb, Inc. bank term loan FRN Class B, 5 1/4s, 2019	1,496,250	1,511,836

Capsugel Holdings US, Inc. bank term loan FRN Class B,
4 3/4s, 2018	974,857	980,079

DaVita, Inc. bank term loan FRN Ser. B2, 4s, 2019	1,625,000	1,627,031

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	487,202	490,978

Grifols, Inc. bank term loan FRN Ser. B, 4 1/2s, 2017	1,099,889	1,109,513

Health Management Associates, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	1,116,563	1,124,466

Hologic, Inc. bank term loan FRN Class B, 4 1/2s, 2019	1,122,188	1,133,877

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	561,450	562,386

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	992,500	1,003,666

34	Absolute Return 300 Fund

SENIOR LOANS (7.1%)* [c] cont.	Principal amount		Value

Health care cont.
Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017		$824,731	$826,448

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 5s, 2019		375,000	374,063

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018		1,071,900	1,083,959

Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018		987,500	991,697

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Class C, 4 1/4s, 2019 (Canada)		750,000	752,250

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Class D, 4 1/4s, 2019 (Canada)		750,000	752,063

			14,324,312
Technology (0.3%)
Eagle Parent, Inc. bank term loan FRN 5s, 2018		987,500	991,697

NXP Funding, LLC bank term loan FRN Ser. B, 5 1/4s, 2019
(Netherlands)		1,243,750	1,258,778

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5s, 2017		987,525	991,228

			3,241,703
Transportation (0.1%)
Swift Transportation Company, LLC bank term loan FRN Ser. B2,
5s, 2017		1,146,856	1,152,181

			1,152,181
Utilities and power (0.2%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018		492,500	494,963

Calpine Corp. bank term loan FRN Ser. B, 4 1/2s, 2018		1,000	1,002

Energy Transfer Equity LP bank term loan FRN Ser. B,
3 3/4s, 2017		1,285,000	1,282,502

			1,778,467

Total senior loans (cost $67,253,690)			$67,637,498

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (2.3%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$2,810,000	$2,051,300

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		1,175,000	1,092,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		9,520,000	7,877,800

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		960,000	1,088,083

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		350,000	385,293

Ireland (Republic of) unsec. bonds 5 1/2s, 2017	EUR	755,000	1,062,135

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$2,000,000	2,162,087

Ontario (Province of) sr. unsec. unsub. bonds 1 7/8s, 2012
(Canada)		2,100,000	2,101,260

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017	EUR	755,000	902,037

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017	EUR	755,000	1,024,499

Ukraine (Government of) 144A notes 9 1/4s, 2017		$935,000	1,016,980

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		1,700,000	1,711,050

Total foreign government and agency bonds and notes (cost $24,155,607)			$22,475,274

Absolute Return 300 Fund	35

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclay’s Bank PLC

1.50/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.50	$88,079,000	$180,562

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	6,681,000	40,340

(2.00)/3 month USD-LIBOR-BBA/Dec-22 E	Dec-12/2.00	143,463,000	494,947

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	6,681,000	40,340

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	6,681,000	40,340

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625	8,469,000	144,396

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855	8,469,000	136,859

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	5,375,000	287,939

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	5,375,000	5,160

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	8,726,000	577,399

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	8,726,000	57,592

JPMorgan Chase Bank NA

(2.00)/3 month USD-LIBOR-BBA/Dec-22 E	Dec-12/2.00	141,972,000	489,803

(2.00)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.00	92,504,000	372,792

Total purchased swap options outstanding (cost $4,934,689)			$2,868,469

SHORT-TERM INVESTMENTS (34.5%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.16% L		102,975,917	$102,975,917

SSgA Prime Money Market Fund 0.12% P		2,080,000	2,080,000

U.S. Treasury Bills with an effective yield of 0.175%,
October 17, 2013 ##		$34,430,000	34,372,364

U.S. Treasury Bills with an effective yield of 0.168%,
May 2, 2013 #		12,000,000	11,990,604

U.S. Treasury Bills with an effective yield of 0.167%,
May 30, 2013		10,000,000	9,990,820

U.S. Treasury Bills with an effective yield of 0.161%,
June 27, 2013		25,000,000	24,974,000

U.S. Treasury Bills with an effective yield of 0.144%,
February 7, 2013 ##		12,000,000	11,996,328

U.S. Treasury Bills with an effective yield of 0.106%,
December 13, 2012 # ##		33,000,000	32,995,919

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.180%, August 22, 2013 # ##		50,000,000	49,932,700

U.S. Treasury Bills with effective yields ranging from
0.152% to 0.178%, July 25, 2013 ##		25,000,000	24,970,025

U.S. Treasury Bills with effective yields ranging from
0.136% to 0.163%, April 4, 2013 # ##		25,000,000	24,985,575

Total short-term investments (cost $331,258,064)			$331,264,252

TOTAL INVESTMENTS

Total investments (cost $1,253,537,783)			$1,278,837,613

36	Absolute Return 300 Fund

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $959,104,124.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

Absolute Return 300 Fund	37

At the close of the reporting period, the fund maintained liquid assets totaling $295,038,918 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $348,423,656)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Buy	11/21/12	$4,595,999	$4,579,645	$16,354

Barclays Bank PLC

	Australian Dollar	Buy	11/21/12	4,924,371	4,897,970	26,401

	Brazilian Real	Buy	11/21/12	1,465,103	1,459,051	6,052

	British Pound	Sell	11/21/12	4,920,488	4,889,569	(30,919)

	Canadian Dollar	Sell	11/21/12	9,957,764	10,100,347	142,583

	Chilean Peso	Buy	11/21/12	612,900	613,473	(573)

	Chilean Peso	Sell	11/21/12	612,900	620,818	7,918

	Euro	Buy	11/21/12	4,601,703	4,619,500	(17,797)

	Indonesian Rupiah	Sell	11/21/12	728,667	724,774	(3,893)

	Japanese Yen	Sell	11/21/12	6,253,910	6,338,135	84,225

	Mexican Peso	Buy	11/21/12	1,431,767	1,463,050	(31,283)

	New Zealand Dollar	Sell	11/21/12	1,012,301	1,016,778	4,477

	Norwegian Krone	Buy	11/21/12	8,087,896	8,084,788	3,108

	Polish Zloty	Buy	11/21/12	2,936,536	2,961,864	(25,328)

	Singapore Dollar	Sell	11/21/12	48,778	48,373	(405)

	South African Rand	Buy	11/21/12	508,791	505,854	2,937

	South African Rand	Sell	11/21/12	508,791	524,579	15,788

	South Korean Won	Buy	11/21/12	246,082	241,019	5,063

	Swedish Krona	Sell	11/21/12	1,061,628	1,034,149	(27,479)

	Taiwan Dollar	Buy	11/21/12	1,481,870	1,485,890	(4,020)

	Turkish Lira	Buy	11/21/12	2,875,589	2,868,506	7,083

Citibank, N.A.

	Australian Dollar	Buy	11/21/12	67,476	67,346	130

	Brazilian Real	Buy	11/21/12	1,465,005	1,459,096	5,909

	British Pound	Sell	11/21/12	4,488,354	4,474,502	(13,852)

	Canadian Dollar	Sell	11/21/12	5,525,096	5,615,305	90,209

	Euro	Sell	11/21/12	1,640,419	1,624,731	(15,688)

	Taiwan Dollar	Buy	11/21/12	2,052,781	2,056,397	(3,616)

	Taiwan Dollar	Sell	11/21/12	2,052,781	2,048,436	(4,345)

	Turkish Lira	Buy	11/21/12	971,253	1,004,891	(33,638)

Credit Suisse AG

	Australian Dollar	Buy	11/21/12	9,613,044	9,565,008	48,036

	Brazilian Real	Buy	11/21/12	1,465,103	1,459,051	6,052

	British Pound	Sell	11/21/12	3,386,557	3,364,774	(21,783)

38	Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $348,423,656) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Canadian Dollar	Sell	11/21/12	$1,671,821	$1,669,257	$(2,564)

	Chilean Peso	Buy	11/21/12	158,033	158,099	(66)

	Chilean Peso	Sell	11/21/12	158,033	159,857	1,824

	Euro	Sell	11/21/12	1,178,266	1,135,498	(42,768)

	Indonesian Rupiah	Sell	11/21/12	728,667	724,774	(3,893)

	Mexican Peso	Buy	11/21/12	1,126,902	1,147,715	(20,813)

	New Zealand Dollar	Sell	11/21/12	309,013	311,200	2,187

	Norwegian Krone	Buy	11/21/12	6,267,463	6,283,134	(15,671)

	Philippines Peso	Buy	11/21/12	1,057,374	1,047,284	10,090

	Polish Zloty	Buy	11/21/12	985,139	989,637	(4,498)

	South African Rand	Buy	11/21/12	371,667	368,509	3,158

	South African Rand	Sell	11/21/12	371,667	372,360	693

	Swedish Krona	Sell	11/21/12	1,684,463	1,655,407	(29,056)

	Swiss Franc	Buy	11/21/12	5,300,652	5,263,241	37,411

	Taiwan Dollar	Buy	11/21/12	1,694,419	1,697,812	(3,393)

	Taiwan Dollar	Sell	11/21/12	1,694,419	1,690,601	(3,818)

	Turkish Lira	Buy	11/21/12	2,116,002	2,100,201	15,801

Deutsche Bank AG

	Australian Dollar	Buy	11/21/12	6,405,206	6,387,956	17,250

	Brazilian Real	Buy	11/21/12	1,465,103	1,458,195	6,908

	British Pound	Sell	11/21/12	5,138,007	5,140,288	2,281

	Canadian Dollar	Sell	11/21/12	4,877,446	4,958,207	80,761

	Euro	Sell	11/21/12	9,999,892	9,946,636	(53,256)

	Mexican Peso	Buy	11/21/12	296,607	301,695	(5,088)

	Norwegian Krone	Buy	11/21/12	2,432,579	2,435,943	(3,364)

	Polish Zloty	Buy	11/21/12	1,049,006	1,052,038	(3,032)

	Singapore Dollar	Sell	11/21/12	1,708,197	1,694,065	(14,132)

	South Korean Won	Buy	11/21/12	2,262,230	2,213,596	48,634

	Swedish Krona	Sell	11/21/12	2,470,981	2,468,044	(2,937)

	Swiss Franc	Sell	11/21/12	35,552	35,289	(263)

	Turkish Lira	Buy	11/21/12	2,502,111	2,494,522	7,589

Goldman Sachs International

	Turkish Lira	Buy	11/21/12	37,670	37,609	61

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/21/12	10,172,438	10,143,079	29,359

	British Pound	Sell	11/21/12	4,962,926	4,949,277	(13,649)

	Canadian Dollar	Sell	11/21/12	2,399,239	2,410,591	11,352

	Euro	Buy	11/21/12	4,896,107	4,886,780	9,327

	Norwegian Krone	Sell	11/21/12	2,447,846	2,418,000	(29,846)

	Russian Ruble	Buy	11/21/12	2,948,803	2,974,610	(25,807)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/21/12	8,074,372	8,044,556	29,816

	Brazilian Real	Buy	11/21/12	1,465,103	1,458,337	6,766

	British Pound	Sell	11/21/12	9,927,144	9,912,343	(14,801)

Absolute Return 300 Fund	39

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $348,423,656) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Canadian Dollar	Sell	11/21/12	$6,930,091	$7,031,340	$101,249

	Chilean Peso	Buy	11/21/12	115,450	116,745	(1,295)

	Chilean Peso	Sell	11/21/12	115,450	115,436	(14)

	Euro	Buy	11/21/12	3,357,324	3,364,207	(6,883)

	Japanese Yen	Sell	11/21/12	2,409,215	2,455,986	46,771

	Mexican Peso	Buy	11/21/12	2,473,067	2,523,161	(50,094)

	New Zealand Dollar	Sell	11/21/12	1,497,917	1,505,473	7,556

	Polish Zloty	Buy	11/21/12	2,083,445	2,107,437	(23,992)

	Russian Ruble	Buy	11/21/12	2,948,810	2,973,422	(24,612)

	South African Rand	Buy	11/21/12	397,604	394,469	3,135

	South African Rand	Sell	11/21/12	397,604	410,729	13,125

	Taiwan Dollar	Buy	11/21/12	2,222,812	2,219,699	3,113

	Taiwan Dollar	Sell	11/21/12	2,222,812	2,219,020	(3,792)

	Turkish Lira	Buy	11/21/12	2,825,231	2,830,769	(5,538)

Royal Bank of Scotland PLC (The)

	Japanese Yen	Sell	11/21/12	2,504,120	2,562,487	58,367

	Swiss Franc	Buy	11/21/12	220,185	218,704	1,481

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/21/12	4,347,356	4,324,110	23,246

	Brazilian Real	Buy	11/21/12	1,465,103	1,459,051	6,052

	British Pound	Sell	11/21/12	10,946,967	10,915,487	(31,480)

	Canadian Dollar	Sell	11/21/12	4,840,214	4,885,519	45,305

	Chilean Peso	Buy	11/21/12	912,984	926,823	(13,839)

	Chilean Peso	Sell	11/21/12	912,984	912,227	(757)

	Euro	Sell	11/21/12	3,111,403	3,085,128	(26,275)

	Indonesian Rupiah	Sell	11/21/12	728,667	724,849	(3,818)

	Japanese Yen	Sell	11/21/12	6,107,912	6,252,762	144,850

	Mexican Peso	Buy	11/21/12	2,355,846	2,404,156	(48,310)

	New Zealand Dollar	Sell	11/21/12	608,991	612,322	3,331

	Norwegian Krone	Sell	11/21/12	2,272,111	2,256,078	(16,033)

	Polish Zloty	Buy	11/21/12	1,447,307	1,468,599	(21,292)

	Singapore Dollar	Buy	11/21/12	108,048	124,480	(16,432)

	South African Rand	Buy	11/21/12	478,852	475,865	2,987

	South African Rand	Sell	11/21/12	478,852	494,865	16,013

	Swedish Krona	Sell	11/21/12	2,393,592	2,376,568	(17,024)

	Taiwan Dollar	Buy	11/21/12	1,481,870	1,481,061	809

	Taiwan Dollar	Sell	11/21/12	1,481,870	1,477,690	(4,180)

	Thai Baht	Buy	11/21/12	1,301,675	1,299,236	2,439

	Turkish Lira	Buy	11/21/12	2,157,957	2,142,736	15,221

UBS AG

	Australian Dollar	Buy	11/21/12	2,478,769	2,459,892	18,877

	British Pound	Sell	11/21/12	3,380,748	3,371,191	(9,557)

40	Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $348,423,656) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Canadian Dollar	Sell	11/21/12	$2,407,847	$2,455,775	$47,928

	Euro	Buy	11/21/12	11,580,030	11,558,832	21,198

	Japanese Yen	Sell	11/21/12	169,435	173,434	3,999

	Mexican Peso	Buy	11/21/12	6,618	6,663	(45)

	Mexican Peso	Sell	11/21/12	6,618	6,741	123

	New Zealand Dollar	Sell	11/21/12	1,834,529	1,844,498	9,969

	Norwegian Krone	Buy	11/21/12	64,450	71,847	(7,397)

	Philippines Peso	Buy	11/21/12	1,253,651	1,241,359	12,292

	Russian Ruble	Buy	11/21/12	2,948,803	2,977,994	(29,191)

	Singapore Dollar	Sell	11/21/12	2,912,878	2,890,143	(22,735)

	Swedish Krona	Sell	11/21/12	2,281,877	2,272,172	(9,705)

	Swiss Franc	Sell	11/21/12	6,258,616	6,216,077	(42,539)

	Taiwan Dollar	Buy	11/21/12	651,036	656,067	(5,031)

	Thai Baht	Buy	11/21/12	1,028,840	1,027,044	1,796

	Turkish Lira	Buy	11/21/12	1,380,676	1,378,560	2,116

WestPac Banking Corp.

	Australian Dollar	Buy	11/21/12	1,344,433	1,340,390	4,043

	British Pound	Buy	11/21/12	1,707,075	1,707,783	(708)

	Canadian Dollar	Sell	11/21/12	4,620,828	4,669,838	49,010

	Euro	Buy	11/21/12	7,113,279	7,121,162	(7,883)

	Japanese Yen	Sell	11/21/12	2,415,667	2,448,756	33,089

	Mexican Peso	Buy	11/21/12	733,447	746,725	(13,278)

	Swedish Krona	Sell	11/21/12	220,520	218,106	(2,414)

Total						$499,606

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	101	$11,528,981	Dec-12	$(5,108)

Canadian Government Bond
10 yr (Long)	28	3,842,763	Dec-12	27,909

Euro-Bobl 5 yr (Short)	15	2,446,417	Dec-12	(19,746)

Euro-Bund 10 yr (Short)	20	3,672,769	Dec-12	(22,566)

Euro-Swiss Franc 3 Month (Short)	110	29,525,663	Dec-12	(424,656)

Japanese Government Bond
10 yr (Short)	1	1,806,965	Dec-12	(7,146)

Japanese Government Bond
10 yr Mini (Short)	10	1,806,338	Dec-12	(6,940)

U.K. Gilt 10 yr (Short)	3	576,786	Dec-12	7,932

U.S. Treasury Note 10 yr (Short)	4	532,125	Dec-12	(758)

Total				$(451,079)

Absolute Return 300 Fund	41

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $1,140,986)

Counterparty
Fixed obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(1.75)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	$29,636,000	$398,456

1.75/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	29,636,000	625,409

			$1,023,865

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $41,039,922)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2042	$34,000,000	11/14/12	$35,692,030

Government National Mortgage Association, 3s,
November 1, 2042	5,000,000	11/20/12	5,325,391

Total			$41,017,421

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
	$640,163,000 E	$530,563	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(167,215)

	2,242,000 E	(1,883)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	561

	73,776,000 E	(4,430,400)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(1,133,350)

	23,316,000 E	232,692	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	201,915

	209,681,000 E	(2,013,783)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,737,006)

	70,462,000 E	—	12/19/22	3 month USD-
				LIBOR-BBA	1.805%	270,574

	42,570,000 E	—	12/19/22	3 month USD-
				LIBOR-BBA	1.83%	263,083

	23,487,000 E	—	12/19/22	3 month USD-
				LIBOR-BBA	1.80%	79,151

	118,855,000 E	(45,748)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	212,167

	11,926,000	—	10/23/22	1.826%	3 month USD-
					LIBOR-BBA	(119,695)

	10,226,000	—	10/26/22	1.8205%	3 month USD-
					LIBOR-BBA	(95,413)

AUD	13,226,000	—	9/25/22	6 month AUD-
				BBR-BBSW	3.78687%	60,545

AUD	22,990,000	—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	(279,593)

AUD	2,348,000	—	10/4/22	6 month AUD-
				BBR-BBSW	3.542%	(37,851)

42	Absolute Return 300 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
EUR	5,487,000	$—	10/12/22	6 month EUR-
				EURIBOR-
				REUTERS	1.755%	$2,389

EUR	35,190,000	—	10/16/22	1.747%	6 month EUR-
					EURIBOR-
					REUTERS	32,162

EUR	8,083,000	—	10/26/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8305%	68,909

EUR	1,670,000	—	10/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.724%	(4,403)

EUR	81,659,000 E	—	8/3/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.41727%	99,492

EUR	3,739,000	—	8/16/22	1.862%	6 month EUR-
					EURIBOR-
					REUTERS	(63,903)

EUR	4,288,000	—	9/10/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8325%	51,236

GBP	7,940,000	—	10/19/22	6 month GBP-
				LIBOR-BBA	1.98375%	71,556

GBP	2,502,000	—	10/26/22	1.96%	6 month GBP-
					LIBOR-BBA	(11,848)

GBP	2,782,000	—	9/30/22	6 month GBP-
				LIBOR-BBA	1.865%	(20,690)

GBP	2,816,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(660,561)

GBP	3,552,000	—	7/25/42	6 month GBP-
				LIBOR-BBA	2.8425%	(120,789)

GBP	6,303,000	—	7/25/22	1.885%	6 month GBP-
					LIBOR-BBA	(11,212)

GBP	1,930,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.93%	15,359

GBP	4,500,000	—	9/17/22	6 month GBP-
				LIBOR-BBA	2.048%	94,645

GBP	11,064,000	—	9/21/22	1.9425%	6 month GBP-
					LIBOR-BBA	(55,004)

SEK	27,205,000	—	7/11/22	2.1275%	3 month SEK-
					STIBOR-SIDE	(46,774)

Citibank, N.A.
	$2,734,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	86,640

	61,248,000 E	14,553	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(52,208)

	52,381,000 E	(60,342)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(174,009)

Absolute Return 300 Fund	43

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$84,217,000 E	$(735,380)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	$(624,213)

	550,000 E	23,324	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	(1,255)

EUR	7,956,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.80%	82,681

GBP	4,783,000	—	8/8/22	6 month GBP-
				LIBOR-BBA	1.97%	64,486

GBP	5,281,000	—	9/24/22	1.9175%	6 month GBP-
					LIBOR-BBA	(3,851)

SEK	37,318,000	—	8/2/22	3 month SEK-
				STIBOR-SIDE	2.285%	111,828

Credit Suisse International
	$3,642,000	—	10/15/22	1.73875%	3 month USD-
					LIBOR-BBA	(8,457)

	7,930,000	—	10/19/22	3 month USD-
				LIBOR-BBA	1.80375%	65,386

	338,174,000 E	(389,459)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(20,850)

	37,833,000 E	32,571	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	114,669

	9,361,000 E	684,709	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	266,366

	118,587,000 E	126,151	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(3,109)

	16,964,000 E	28,938	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(7,874)

	26,862,000 E	(1,733,282)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(532,817)

	85,949,000 E	1,100,256	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	986,803

	415,574,000 E	(4,905,675)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(4,357,066)

AUD	5,514,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.8275%	46,117

AUD	4,632,000	—	7/17/22	3.77125%	6 month AUD-
					BBR-BBSW	(23,549)

AUD	7,113,000	—	7/24/22	6 month AUD-
				BBR-BBSW	3.665%	(30,075)

AUD	4,499,000	—	9/18/22	4.05%	6 month AUD-
					BBR-BBSW	(122,218)

CAD	4,112,000	—	10/24/22	2.28875%	3 month CAD-
					BA-CDOR	(36,101)

CHF	20,684,000	—	10/4/22	0.92%	6 month CHF-
					LIBOR-BBA	(12,893)

CHF	3,749,000	—	10/8/22	6 month CHF-
				LIBOR-BBA	0.905%	(4,440)

44	Absolute Return 300 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	3,878,000	$—	10/9/22	6 month CHF-
				LIBOR-BBA	0.92%	$4,657

CHF	3,661,000	—	10/19/22	6 month CHF-
				LIBOR-BBA	0.94%	7,283

CHF	3,554,000	—	10/31/22	0.92%	6 month CHF-
					LIBOR-BBA	434

EUR	5,329,000	—	10/11/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4575%	5,621

EUR	3,419,000	—	10/26/22	6 month EUR-
				EURIBOR-
				REUTERS	1.831%	29,325

EUR	3,548,000	—	10/29/22	6 month EUR-
				EURIBOR-
				REUTERS	1.86%	42,078

EUR	7,278,000	—	8/10/22	1.87%	6 month EUR-
					EURIBOR-
					REUTERS	(134,017)

EUR	2,977,000	—	9/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.913%	63,346

GBP	2,155,000	—	10/5/22	1.905%	6 month GBP-
					LIBOR-BBA	3,762

GBP	12,249,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.9125%	25,525

GBP	6,910,000	—	9/11/22	1.93%	6 month GBP-
					LIBOR-BBA	(6,309)

GBP	3,636,000	—	9/13/22	1.985%	6 month GBP-
					LIBOR-BBA	(43,780)

SEK	103,384,000	—	10/11/22	2.07%	3 month SEK-
					STIBOR-SIDE	4,380

SEK	36,268,000	—	10/29/22	3 month SEK-
				STIBOR-SIDE	2.105%	13,521

Deutsche Bank AG
	$1,383,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	42,873

	15,708,000 E	4,873	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(29,214)

	131,445,000 E	(1,236,654)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,063,147)

	77,168,000 E	1,061,776	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	959,914

Goldman Sachs International
	5,648,000	—	10/30/22	1.80625%	3 month USD-
					LIBOR-BBA	(43,561)

	89,830,000 E	(61,884)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	36,030

Absolute Return 300 Fund	45

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$52,322,000 E	$(100,030)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	$(213,568)

	8,867,000 E	(38,571)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(26,867)

	160,854,000 E	1,924,741	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	1,712,413

	65,818,000 E	4,677,771	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	1,736,365

CHF	7,018,000	—	10/4/22	0.92%	6 month CHF-
					LIBOR-BBA	(4,374)

CHF	3,824,000	—	10/18/22	6 month CHF-
				LIBOR-BBA	0.91%	(4,221)

EUR	4,368,000	—	10/11/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.46333%	7,271

EUR	11,938,000	—	10/18/22	1.818%	6 month EUR-
					EURIBOR-
					REUTERS	(90,784)

EUR	3,548,000	—	10/29/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.554%	39,903

EUR	148,470,000 E	—	8/1/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.425%	202,061

EUR	74,235,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4775%	138,556

EUR	74,235,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.497%	156,838

EUR	74,426,000	—	8/30/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(28,397)

EUR	74,426,000	—	8/30/14	0.309%	3 month EUR-
					EURIBOR-
					REUTERS	(43,710)

EUR	74,426,000	—	8/31/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(28,408)

EUR	74,426,000	—	8/31/14	0.314%	3 month EUR-
					EURIBOR-
					REUTERS	(53,501)

EUR	94,000 E	—	8/31/17	1.3802%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(15)

EUR	74,426,000	—	9/3/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.086%	(77,531)

46	Absolute Return 300 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	74,426,000	$—	9/3/14	0.283%	3 month EUR-
					EURIBOR-
					REUTERS	$8,682

EUR	9,220,000	—	9/25/22	1.824%	6 month EUR-
					EURIBOR-
					REUTERS	(92,307)

GBP	2,816,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	304,234

GBP	3,676,000	—	10/10/22	1.88%	6 month GBP-
					LIBOR-BBA	21,663

GBP	13,585,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.91%	23,088

GBP	4,459,000	—	8/7/22	1.9775%	6 month GBP-
					LIBOR-BBA	(65,326)

GBP	11,018,000	—	8/28/22	1.9225%	6 month GBP-
					LIBOR-BBA	(13,015)

SEK	38,769,000	—	10/11/22	3 month SEK-
				STIBOR-SIDE	2.06%	(6,935)

JPMorgan Chase Bank NA
	$122,266,000 E	(222,991)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(488,308)

	71,442,000 E	(370,008)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(275,704)

	62,203,000 E	683,134	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	601,025

	22,525,000 E	2,274,471	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	1,267,829

	140,046,000 E	—	12/19/22	3 month USD-
				LIBOR-BBA	1.854%	1,180,588

	39,980,000	—	10/11/22	1.7776%	3 month USD-
					LIBOR-BBA	(253,285)

CAD	7,254,000	—	10/3/22	2.15%	3 month CAD-
					BA-CDOR	20,492

CAD	6,356,000	—	10/26/22	2.274%	3 month CAD-
					BA-CDOR	(46,655)

CAD	3,390,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(88,820)

CAD	15,775,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	145,824

EUR	3,623,000	—	7/30/22	6 month EUR-
				EURIBOR-
				REUTERS	1.803%	39,785

JPY	379,619,000	—	9/19/22	0.80%	6 month JPY-
					LIBOR-BBA	(17,506)

MXN	14,762,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(75,749)

MXN	19,089,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(97,732)

Absolute Return 300 Fund	47

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
MXN	63,220,000	$—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	$(191,401)

MXN	6,909,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(20,917)

MXN	63,220,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	258,841

MXN	40,760,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	196,060

UBS AG
CHF	74,153,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(476,457)

Total						$(2,032,826)

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$1,416,172	$—	1/12/40	5.00% (1 month	Synthetic MBX	$2,665
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

307,837	—	1/12/41	5.00% (1 month	Synthetic MBX	1,397
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

5,979,084	—	1/12/40	4.50% (1 month	Synthetic MBX	8,764
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

9,784,181	—	1/12/40	5.00% (1 month	Synthetic MBX	18,412
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,049,369	—	1/12/41	5.00% (1 month	Synthetic MBX	16,395
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

37,697,875	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(230,232)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

11,020,983	—	1/12/41	5.00% (1 month	Synthetic MBX	22,448
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

48	Absolute Return 300 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$4,085,629	$—	1/12/41	5.00% (1 month	Synthetic MBX	$8,322
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,088,567	—	1/12/40	4.00% (1 month	Synthetic MBX	5,648
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,042,814	—	1/12/41	5.00% (1 month	Synthetic MBX	4,161
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,325,728	(6,759)	1/12/39	6.00% (1 month	Synthetic TRS	19,544
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

32,721,984	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(199,843)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

26,495,301	—	1/12/41	5.00% (1 month	Synthetic MBX	53,967
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,262,301	—	1/12/40	4.00% (1 month	Synthetic MBX	16,938
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,082,585	—	1/12/40	4.00% (1 month	Synthetic TRS	4,301
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

748,445	—	1/12/38	6.50% (1 month	Synthetic TRS	2,201
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

4,104,567	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(25,068)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,760,000	—	4/7/16	(2.63%)	USA Non Revised	(121,524)
				Consumer Price
				Index-Urban (CPI-U)

4,085,629	—	1/12/41	5.00% (1 month	Synthetic MBX	8,322
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Absolute Return 300 Fund	49

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$23,931,358	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(146,156)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

16,428,547	—	1/12/40	4.00% (1 month	Synthetic MBX	30,043
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

13,811,201	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(84,349)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

25,922,599	—	1/12/41	4.00% (1 month	Synthetic TRS	179,896
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,201,186	—	1/12/41	4.00% (1 month	Synthetic TRS	63,854
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,611,038	—	1/12/40	4.50% (1 month	Synthetic MBX	3,827
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,747,943	—	1/12/40	5.00% (1 month	Synthetic MBX	3,289
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,102,266	—	1/12/40	4.50% (1 month	Synthetic MBX	17,739
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

45,256,507	—	1/12/41	5.00% (1 month	Synthetic MBX	92,181
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,190,537	—	1/12/41	5.00% (1 month	Synthetic MBX	22,793
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

565,860	—	1/12/41	5.00% (1 month	Synthetic MBX	1,153
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,241,070	—	1/12/40	5.00% (1 month	Synthetic MBX	2,336
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

50	Absolute Return 300 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$4,024,775	$—	1/12/40	5.00% (1 month	Synthetic MBX	$7,574
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,917,847	—	1/12/40	5.00% (1 month	Synthetic MBX	5,491
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
2,279,100	—	1/12/41	5.00% (1 month	Synthetic MBX	4,642
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,891,646	—	1/12/41	5.00% (1 month	Synthetic MBX	3,853
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
2,723,752	—	1/12/41	5.00% (1 month	Synthetic MBX	5,548
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

32,891	—	1/12/41	4.00% (1 month	Synthetic TRS	228
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

12,186,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(74,426)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
12,186,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(74,426)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
2,712,682	—	1/12/38	6.50% (1 month	Synthetic TRS	7,978
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

9,507,387	—	1/12/38	6.50% (1 month	Synthetic TRS	27,960
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

7,334,154	—	1/12/38	6.50% (1 month	Synthetic TRS	21,569
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

Absolute Return 300 Fund	51

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,290,000	$—	3/1/16	2.47%	USA Non Revised	$37,769
				Consumer Price
				Index-Urban (CPI-U)

2,467,500	—	3/3/16	2.45%	USA Non Revised	25,761
				Consumer Price
				Index-Urban (CPI-U)

9,212,071	—	1/12/38	6.50% (1 month	Synthetic TRS	27,092
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

13,310,297	—	1/12/41	5.00% (1 month	Synthetic MBX	27,111
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

995,839	—	1/12/41	4.00% (1 month	Synthetic TRS	6,911
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

11,390,585	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(69,566)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,279,238	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26,135)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,020,435	(4,247)	1/12/39	6.00% (1 month	Synthetic TRS	14,118
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

527,872	—	1/12/38	6.50% (1 month	Synthetic TRS	1,552
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

6,900,890	—	1/12/41	4.00% (1 month	Synthetic TRS	47,890
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

859,375	—	1/12/41	4.00% (1 month	Synthetic TRS	5,964
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

15,604,219	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(95,300)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,258,038	—	1/12/38	6.50% (1 month	Synthetic TRS	3,700
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

52	Absolute Return 300 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$2,580,054	$—	1/12/38	6.50% (1 month	Synthetic TRS	$7,588
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	691,169	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,221)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,843,186	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11,257)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	7,647,000	—	4/3/17	2.3225%	USA Non Revised	34,190
					Consumer Price
					Index-Urban (CPI-U)

	7,647,000	—	4/4/17	2.35%	USA Non Revised	45,469
					Consumer Price
					Index-Urban (CPI-U)

	2,504,093	—	1/12/38	6.50% (1 month	Synthetic TRS	7,364
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	5,008,185	—	1/12/38	6.50% (1 month	Synthetic TRS	14,729
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	3,392,478	—	1/12/38	6.50% (1 month	Synthetic TRS	9,977
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	7,647,000	—	4/5/17	2.355%	USA Non Revised	47,595
					Consumer Price
					Index-Urban (CPI-U)

	7,647,000	—	4/5/22	2.66%	USA Non Revised	(7,571)
					Consumer Price
					Index-Urban (CPI-U)

	1,563,509	—	1/12/38	6.50% (1 month	Synthetic TRS	4,598
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	10,419,129	—	1/12/38	6.50% (1 month	Synthetic TRS	30,642
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

GBP	4,772,000	—	3/30/17	(3.0925%)	GBP Non-revised	(188,593)
					UK Retail Price
					Index

Absolute Return 300 Fund	53

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
GBP	4,772,000	$—	4/2/17	(3.085%)	GBP Non-revised	$(212,096)
					UK Retail Price
					Index

GBP	9,544,000	—	9/20/17	2.6625%	GBP Non-revised	416
					UK Retail Price
					Index

GBP	4,772,000	—	9/21/17	2.66%	GBP Non-revised	(824)
					UK Retail Price
					Index

GBP	4,772,000	—	4/3/17	(3.09%)	GBP Non-revised	(214,214)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
GBP	4,325,000	—	9/12/14	2.825%	GBP Non-revised	5,304
					UK Retail Price
					Index

Total						$(684,622)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/12

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

Barclay’s Bank, PLC
Irish Gov’t, 4.50%,
4/18/20	—	$(60,491)	$755,000	9/20/17	(100 bp)	$(32,785)

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(123,188)	755,000	9/20/17	(100 bp)	(3,825)

Credit Suisse International
Spain Gov’t, 5.50%,
7/30/17	—	(89,008)	755,000	9/20/17	(100 bp)	(25,963)

Total						$(62,573)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

54	Absolute Return 300 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$140,025,388	$—

Foreign government and agency bonds and notes	—	22,475,274	—

Mortgage-backed securities	—	382,114,802	—

Purchased swap options outstanding	—	2,868,469	—

Senior loans	—	67,637,498	—

U.S. government and agency mortgage obligations	—	326,959,514	—

U.S. treasury obligations	—	5,492,416	—

Short-term investments	105,055,917	226,208,335	—

Totals by level	$105,055,917	$1,173,781,696	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$499,606	$—

Futures contracts	(451,079)	—	—

Written swap options outstanding	—	(1,023,865)	—

TBA sale commitments	—	(41,017,421)	—

Interest rate swap contracts	—	912,741	—

Total return swap contracts	—	(673,616)	—

Credit default contracts	—	210,114	—

Totals by level	$(451,079)	$(41,092,441)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund	55

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,150,561,866)	$1,175,861,696
Affiliated issuers (identified cost $102,975,917) (Note 6)	102,975,917

Cash	4,884,330

Interest and other receivables	4,846,203

Receivable for shares of the fund sold	1,484,924

Receivable for investments sold	192,214,301

Receivable for sales of delayed delivery securities (Note 1)	42,115,974

Unrealized appreciation on swap contracts (Note 1)	13,750,166

Premium paid on swap contracts (Note 1)	16,629,783

Unrealized appreciation on forward currency contracts (Note 1)	1,493,083

Total assets	1,556,256,377

LIABILITIES

Payable for variation margin (Note 1)	9,897

Payable for investments purchased	204,445,305

Payable for purchases of delayed delivery securities (Note 1)	305,202,516

Payable for shares of the fund repurchased	6,438,686

Payable for compensation of Manager (Note 2)	141,142

Payable for investor servicing fees (Note 2)	117,914

Payable for custodian fees (Note 2)	58,193

Payable for Trustee compensation and expenses (Note 2)	59,072

Payable for administrative services (Note 2)	1,937

Payable for distribution fees (Note 2)	295,112

Unrealized depreciation on forward currency contracts (Note 1)	993,477

Written options outstanding, at value (premiums $1,140,986) (Notes 1 and 3)	1,023,865

Premium received on swap contracts (Note 1)	13,400,523

Unrealized depreciation on swap contracts (Note 1)	16,530,187

TBA sale commitments, at value (proceeds receivable $41,039,922) (Note 1)	41,017,421

Collateral on certain derivative contracts, at value (Note 1)	7,224,979

Other accrued expenses	192,027

Total liabilities	597,152,253

Net assets	$959,104,124

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,000,391,283

Undistributed net investment income (Note 1)	6,322,652

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(70,212,866)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	22,603,055

Total — Representing net assets applicable to capital shares outstanding	$959,104,124

(Continued on next page)

56	Absolute Return 300 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($518,088,370 divided by 48,960,220 shares)	$10.58

Offering price per class A share (100/99.00 of $10.58)*	$10.69

Net asset value and offering price per class B share ($13,859,473 divided by 1,316,784 shares)**	$10.53

Net asset value and offering price per class C share ($201,888,616 divided by 19,340,298 shares)**	$10.44

Net asset value and redemption price per class M share ($11,914,440 divided by 1,129,070 shares)	$10.55

Offering price per class M share (100/99.25 of $10.55)*	$10.63

Net asset value, offering price and redemption price per class R share
($733,829 divided by 69,608 shares)	$10.54

Net asset value, offering price and redemption price per class R5 share
($10,199 divided by 960 shares)	$10.63†

Net asset value, offering price and redemption price per class R6 share
($10,199 divided by 960 shares)	$10.63†

Net asset value, offering price and redemption price per class Y share
($212,598,998 divided by 20,005,037 shares)	$10.63

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund	57

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $32,578) (including interest income of $92,560 from investments
in affiliated issuers) (Note 6)	$44,394,212

EXPENSES

Compensation of Manager (Note 2)	6,578,455

Investor servicing fees (Note 2)	1,710,863

Custodian fees (Note 2)	144,292

Trustee compensation and expenses (Note 2)	98,328

Administrative services (Note 2)	36,183

Distribution fees (Note 2)	4,175,211

Other	414,765

Fees waived and reimbursed by Manager (Note 2)	(2,223,594)

Total expenses	10,934,503

Expense reduction (Note 2)	(1,483)

Net expenses	10,933,020

Net investment income	33,461,192

Net realized loss on investments (Notes 1 and 3)	(16,824,442)

Net realized loss on swap contracts (Note 1)	(26,764,359)

Net realized loss on futures contracts (Note 1)	(5,607,702)

Net realized loss on foreign currency transactions (Note 1)	(16,318,282)

Net realized loss on written options (Notes 1 and 3)	(28,156,412)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,017,649

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	82,915,817

Net loss on investments	(3,737,731)

Net increase in net assets resulting from operations	$29,723,461

The accompanying notes are an integral part of these financial statements.

58	Absolute Return 300 Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$33,461,192	$48,972,495

Net realized loss on investments
and foreign currency transactions	(93,671,197)	(32,675,405)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	89,933,466	(62,808,951)

Net increase (decrease) in net assets resulting
from operations	29,723,461	(46,511,861)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,704,865)	(16,056,244)

Class B	(126,092)	(394,628)

Class C	(738,438)	(5,426,425)

Class M	(159,111)	(416,717)

Class R	(5,792)	(17,871)

Class Y	(3,956,762)	(8,311,662)

Net realized short-term gain on investments

Class A	—	(1,060,382)

Class B	—	(28,976)

Class C	—	(450,415)

Class M	—	(27,781)

Class R	—	(1,247)

Class Y	—	(521,030)

From net realized long-term gain on investments
Class A	—	(1,161,372)

Class B	—	(31,736)

Class C	—	(493,311)

Class M	—	(30,427)

Class R	—	(1,365)

Class Y	—	(570,651)

Increase (decrease) from capital share transactions (Note 4)	(581,302,700)	608,933,232

Total increase (decrease) in net assets	(564,270,299)	527,419,131

NET ASSETS

Beginning of year	1,523,374,423	995,955,292

End of year (including undistributed net investment income
of $6,322,652 and $16,529,880, respectively)	$959,104,124	$1,523,374,423

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund	59

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2012	$10.38	.31	(.01)	.30	(.10)	—	(.10)	—	$10.58	2.97	$518,088	.82 [d]	2.94 [d]	238 [e]
October 31, 2011	10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	—	10.38	(1.72)	830,296	.87 [d]	3.55 [d]	188 [e]
October 31, 2010	10.65	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.92	3.53	498,715	1.09	4.18	219 [e]
October 31, 2009†	10.00	.32	.33	.65	— [f]	—	— [f]	— [f]	10.65	6.52*	107,098	1.11*[d]	3.02*[d]	39*

Class B
October 31, 2012	$10.32	.28	.01	.29	(.08)	—	(.08)	—	$10.53	2.86	$13,859	1.02 [d]	2.71 [d]	238 [e]
October 31, 2011	10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	—	10.32	(2.03)	16,066	1.07 [d]	3.48 [d]	188 [e]
October 31, 2010	10.60	.41	(.08)	.33	(.07)	—	(.07)	— [f]	10.86	3.17	14,957	1.41	3.81	219 [e]
October 31, 2009†	10.00	.26	.34	.60	— [f]	—	— [f]	— [f]	10.60	6.01*	6,056	1.63*[d]	2.49*[d]	39*

Class C
October 31, 2012	$10.24	.22	.01	.23	(.03)	—	(.03)	—	$10.44	2.23	$201,889	1.57 [d]	2.19 [d]	238 [e]
October 31, 2011	10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	—	10.24	(2.53)	291,442	1.62 [d]	2.86 [d]	188 [e]
October 31, 2010	10.59	.37	(.08)	.29	(.08)	—	(.08)	— [f]	10.80	2.76	220,223	1.84	3.40	219 [e]
October 31, 2009†	10.00	.28	.31	.59	— [f]	—	— [f]	— [f]	10.59	5.91*	58,151	1.76*[d]	2.66*[d]	39*

Class M
October 31, 2012	$10.35	.30	— [f]	.30	(.10)	—	(.10)	—	$10.55	2.90	$11,914	.87 [d]	2.89 [d]	238 [e]
October 31, 2011	10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	—	10.35	(1.85)	17,639	.92 [d]	3.56 [d]	188 [e]
October 31, 2010	10.63	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.90	3.51	13,405	1.16	4.12	219 [e]
October 31, 2009†	10.00	.29	.34	.63	— [f]	—	— [f]	— [f]	10.63	6.32*	1,926	1.24*[d]	2.74*[d]	39*

Class R
October 31, 2012	$10.34	.28	— [f]	.28	(.08)	—	(.08)	—	$10.54	2.71	$734	1.07 [d]	2.68 [d]	238 [e]
October 31, 2011	10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	—	10.34	(1.98)	801	1.12 [d]	3.35 [d]	188 [e]
October 31, 2010	10.62	.43	(.08)	.35	(.08)	—	(.08)	— [f]	10.89	3.28	553	1.34	3.95	219 [e]
October 31, 2009†	10.00	.30	.32	.62	— [f]	—	— [f]	— [f]	10.62	6.22*	88	1.33*[d]	2.87*[d]	39*

Class R5
October 31, 2012‡	$10.42	.09	.12	.21	—	—	—	—	$10.63	2.02*	$10	.18*[d]	.84*[d]	238 [e]

Class R6
October 31, 2012‡	$10.42	.09	.12	.21	—	—	—	—	$10.63	2.02*	$10	.18*[d]	.84*[d]	238 [e]

Class Y
October 31, 2012	$10.43	.33	— [f]	.33	(.13)	—	(.13)	—	$10.63	3.21	$212,599	.57 [d]	3.20 [d]	238 [e]
October 31, 2011	10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	—	10.43	(1.47)	367,131	.62 [d]	3.82 [d]	188 [e]
October 31, 2010	10.67	.48	(.08)	.40	(.11)	—	(.11)	— [f]	10.96	3.81	248,102.84		4.41	219 [e]
October 31, 2009†	10.00	.39	.28	.67	— [f]	—	— [f]	— [f]	10.67	6.72*	75,335	.90*[d]	3.67*[d]	39*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60	Absolute Return 300 Fund	Absolute Return 300 Fund	61

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11	10/31/09

Class A	0.19%	0.18%	0.15%

Class B	0.19	0.18	0.15

Class C	0.19	0.18	0.15

Class M	0.19	0.18	0.15

Class R	0.19	0.18	0.15

Class R5	0.05	N/A	N/A

Class R6	0.03	N/A	N/A

Class Y	0.19	0.18	0.15

e Portfolio turnover excludes TBA purchase and sale transactions.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

62	Absolute Return 300 Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Absolute Return 300 Fund	63

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized

64	Absolute Return 300 Fund

between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates and to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $2,610,700,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 790 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,216,800,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge

Absolute Return 300 Fund	65

sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,383,500,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between

66	Absolute Return 300 Fund

the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $17,100,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,918,228 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,562,657 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $5,187,712.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Absolute Return 300 Fund	67

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $69,454,813 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$30,346,374	$33,886,552	$64,232,926	*

5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, realized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $30,977,360 to decrease undistributed net investment income, $4 to decrease paid-in-capital and $30,977,364 to decrease accumulated net realized losses.

68	Absolute Return 300 Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,753,298
Unrealized depreciation	(8,566,977)

Net unrealized appreciation	24,186,321
Undistributed ordinary income	6,569,304
Capital loss carryforward	(69,454,813)
Cost for federal income tax purposes	$1,254,770,964

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.730%	of the first $5 billion,	0.530%	of the next $50 billion,

0.680%	of the next $5 billion,	0.510%	of the next $50 billion,

0.630%	of the next $10 billion,	0.500%	of the next $100 billion and

0.580%	of the next $10 billion,	0.495%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.585% of the fund’s average net assets before a decrease of $325,140 (0.028% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,223,594 as a result of this limit.

Absolute Return 300 Fund	69

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

In December 2012, the Trustees of the fund approved a new management contract that would have the fund pay Putnam Management a management fee at an annual rate of 0.60% based on the fund’s average net assets. Pursuant to the contract, Putnam Management would pay or reimburse the fund for all of the fund’s other operating expenses, excluding payments under the fund’s distribution plan, any performance based fee, brokerage, interest, taxes, investment-related expenses, extraordinary and acquired fund fees and expenses.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$935,498	Class R5	$4

Class B	21,576	Class R6	2

Class C	354,764	Class Y	377,157

Class M	20,748	Total	$1,710,863

Class R	1,114

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,483 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $776, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

70	Absolute Return 300 Fund

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,612,254	Class M	$42,942

Class B	67,162	Class R	3,854

Class C	2,448,999	Total	$4,175,211

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,984 and $138 from the sale of class A and class M shares, respectively, and received $9,223 and $26,168 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,298 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,999,632,798 and $2,268,511,983, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $15,935,000 and $15,924,492, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums

Written options outstanding at the	USD	3,095,298,304	$140,100,510
beginning of the reporting period	CHF	15,020,000	$20,164

Options opened	USD	2,258,723,944	109,131,961
	CHF	—	—

Options exercised	USD	(828,802,551)	(22,475,564)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(4,465,947,697)	(225,615,921)
	CHF	(15,020,000)	(20,164)

Written options outstanding at the	USD	59,272,000	$1,140,986
end of the reporting period	CHF	—	$—

Absolute Return 300 Fund	71

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	9,584,589	$99,378,437	60,585,292	$655,283,850

Shares issued in connection with
reinvestment of distributions	651,575	6,593,943	1,406,851	15,025,173

	10,236,164	105,972,380	61,992,143	670,309,023

Shares repurchased	(41,263,297)	(427,351,509)	(27,653,993)	(295,481,581)

Net increase (decrease)	(31,027,133)	$(321,379,129)	34,338,150	$374,827,442

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	171,422	$1,771,756	566,607	$6,081,412

Shares issued in connection with
reinvestment of distributions	10,602	106,975	34,918	371,523

	182,024	1,878,731	601,525	6,452,935

Shares repurchased	(421,328)	(4,358,200)	(423,035)	(4,520,019)

Net increase (decrease)	(239,304)	$(2,479,469)	178,490	$1,932,916

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,552,978	$26,203,722	14,953,968	$159,822,328

Shares issued in connection with
reinvestment of distributions	57,918	582,079	455,808	4,831,565

	2,610,896	26,785,801	15,409,776	164,653,893

Shares repurchased	(11,730,137)	(120,579,122)	(7,346,583)	(77,813,793)

Net increase (decrease)	(9,119,241)	$(93,793,321)	8,063,193	$86,840,100

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	117,273	$1,215,081	978,417	$10,578,695

Shares issued in connection with
reinvestment of distributions	15,179	153,312	38,011	404,816

	132,452	1,368,393	1,016,428	10,983,511

Shares repurchased	(707,783)	(7,326,760)	(542,328)	(5,747,386)

Net increase (decrease)	(575,331)	$(5,958,367)	474,100	$5,236,125

72	Absolute Return 300 Fund

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	17,883	$184,038	71,888	$772,978

Shares issued in connection with
reinvestment of distributions	573	5,792	1,847	19,687

	18,456	189,830	73,735	792,665

Shares repurchased	(26,297)	(273,100)	(47,085)	(509,129)

Net increase (decrease)	(7,841)	$(83,270)	26,650	$283,536

		For the period 7/3/12
		(commencement of operations) to 10/31/12

Class R5			Shares	Amount

Shares sold			960	$10,000

Shares issued in connection with
reinvestment of distributions			—	—

			960	10,000

Shares repurchased			—	—

Net increase			960	$10,000

		For the period 7/3/12
		(commencement of operations) to 10/31/12

Class R6			Shares	Amount

Shares sold			960	$10,000

Shares issued in connection with
reinvestment of distributions			—	—

			960	10,000

Shares repurchased			—	—

Net increase			960	$10,000

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,750,614	$101,156,780	34,278,961	$371,506,119

Shares issued in connection with
reinvestment of distributions	237,559	2,411,226	536,455	5,740,069

	9,988,173	103,568,006	34,815,416	377,246,188

Shares repurchased	(25,198,856)	(261,197,150)	(22,235,438)	(237,433,075)

Net increase (decrease)	(15,210,683)	$(157,629,144)	12,579,978	$139,813,113

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	960	100%	$10,199

Class R6	960	100	10,199

Absolute Return 300 Fund	73

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$210,114	Payables	$—

Foreign exchange
contracts	Receivables	1,493,083	Payables	993,477

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	15,091,988*	depreciation	13,459,338*

Total		$16,795,185		$14,452,815

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(229,984)	$(229,984)

Foreign exchange
contracts	—	—	(16,086,177)	—	$(16,086,177)

Interest rate contracts	(64,329,367)	(5,607,702)	—	(26,534,375)	$(96,471,444)

Total	$(64,329,367)	$(5,607,702)	$(16,086,177)	$(26,764,359)	$(112,787,605)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(334,839)	$(334,839)

Foreign exchange
contracts	—	—	7,176,010	—	$7,176,010

Interest rate contracts	13,098,213	(253,989)	—	26,887,298	$39,731,522

Total	$13,098,213	$(253,989)	$7,176,010	$26,552,459	$46,572,693

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$94,518,953	$1,082,357,473	$1,073,900,509	$92,560	$102,975,917

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

74	Absolute Return 300 Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Absolute Return 300 Fund	75

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $12,691,060 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

76	Absolute Return 300 Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Absolute Return 300 Fund	77

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

78	Absolute Return 300 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Absolute Return 300 Fund	79

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

80	Absolute Return 300 Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 300 Fund	81

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

82	Absolute Return 300 Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

Absolute Return 300 Fund	83

This report is for the information of shareholders of Putnam Absolute Return 300 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

84	Absolute Return 300 Fund

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN109
278037 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$88,458	$ —	$5,150	$ —
October 31, 2011	$86,680	$ —	$5,000	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,150 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$ —	$ —	$ —

October 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDMAX

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 700 Fund*

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 700 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on stocks.

The fund's management team has experience in absolute return investing during up and down markets.

Jeffrey L. Knight, CFA, Portfolio Manager and Head of Global Asset Allocation, leads the fund and is backed by a seasoned team.

- 6 portfolio managers averaging 20 years in the investment industry
- Research of 14 global multi-asset specialists
- 6 years of experience managing absolute return strategies

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

2 Absolute Return 700 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–10/31/12

Treasury bills 0.05%
Putnam Absolute Return 700 Fund 4.81%
Bonds 2.64%
Stocks 17.32%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 700 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

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Interview with your fund’s portfolio manager

Jeff, once again in the fund’s fiscal year, macro risks played a big role in financial markets. How would you characterize the twelve-month reporting period?

In our view, three large macroeconomic risks loomed throughout the past year: a deleveraging crisis in Europe, a slowdown in the U.S. economy, and a hard economic landing in China. Markets appeared to move up and down throughout the year in reflection of how greatly investors feared these risks. At the start of the period in November 2011, we saw a few months of optimism, as the U.S. economy grew and the European Central Bank [ECB] extended to banks three years of lending support. This was followed by pessimism from approximately March until June on fears of rising borrowing costs for Spain and Italy, political instability in Greece, and economic slowdowns in the United States and China. Real U.S. GDP grew at a 4.1% rate in the final three months of 2011, but since then has struggled to grow at half that pace. Nevertheless, optimism returned in the final months on signs of significant new monetary interventions by the ECB, the Federal Reserve, and other central banks.

Putting aside perceptions, the period ended amid economic weakness, with the United States and China continuing to grow at subpar rates, and Europe in recession. Nevertheless, markets have remained upbeat, and we saw positive results from many of our strategies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

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What were some of the defining elements of your strategy during the fund’s fiscal year?

In our analysis, the past year constituted an appropriate environment for taking moderately more investment risk, and so we increased exposure to upward movement in risk assets, primarily stocks and high-yield bonds. In our absolute return approach, this means taking risk with strategies that seek to limit the potential volatility of those exposures. We wanted to participate in the stock market’s potential rise but with a degree of stability.

How did you execute this strategy?

We favored stocks that have historically performed with less volatility than the market in general. We also made a significant allocation to high-yield securities. This asset class typically trades similarly with equities, but with less long-term volatility. In our opinion, high-yield bonds were also fundamentally attractive. In our view, many high-yield issuers today are companies with strong balance sheets and attractive market valuations — attributes that can support stable performance. The sector as a whole has benefited from a relatively low corporate default rate over the past couple of years.

How did this positioning influence performance?

These strategies largely succeeded. Both the stocks and the high-yield securities in the portfolio provided strong, positive

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Absolute Return 700 Fund

returns for the year, and did not increase the fund’s volatility.

What non-directional strategies did you pursue?

We regard many of our fixed-income strategies to be non-directional because they are not aligned with the primary drivers of performance in the broad fixed-income market, such as interest-rate and inflation risk. Instead their results are influenced by factors specific to each sector.

The fixed-income strategies delivered positive returns with generally low volatility during the reporting period. In the first couple of months of the fiscal period, there was some weakness in non-agency residential mortgage-backed securities [RMBS]. We purchased these securities because we believed the significant discounts made them fundamentally attractive. The securities continued to offer attractive income and total return potential. Their performance during the reporting period just completed is a better reflection of their positive investment attributes, in our view.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Short-term holdings, derivatives securities, and TBA commitments are excluded. Holdings will vary over time.

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We also saw strong results from a strategy that combines research in what we call forensic accounting with long-short positions. We seek to identify stocks of companies whose accounting conventions appear to be aggressive and tend to have high correlation with stock underperformance. Examples include unusually high accounts receivable, or accelerated revenue recognition. When we find such companies, we establish short exposure to their stocks, then offset this position with a long exposure by purchasing an option on a broad market index. Under this strategy, we expect the combined position to be less volatile than a position in the stock only.

Why do you offset these positions with long market exposure?

If the stock sold short appreciates because the market in general rises, our option becomes more valuable. It’s one way that we can hedge the risk that the stock’s price moves in a different direction than we anticipate.

Conversely, we also buy stocks that we think the market has significantly undervalued, and we offset this with a short position using options. During the period for example, we selected Apple as a stock holding, and offset this position with a short position on the Nasdaq Composite Index. Although Apple underperformed in the later months of the period, we have continued to hold it because we believe it can outperform the market.

In most of our long-short positions based on the forensic accounting screen, the stocks moved in the direction that we had anticipated. Given that the market also advanced, the long positions generally proved profitable, while the short positions did not fare as well.

Which of the fund’s other positions yielded disappointing results during the reporting period?

Since our basic stance was to own risk assets which, as it turned out, performed as well as we had expected, underperformance primarily occurred in the hedges we had established to protect the fund. These included a short position in the euro and hedges against sovereign risk in the euro area. For example, we built exposure to the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8 Absolute Return 700 Fund

potential that the yields on the sovereign bonds of France and Germany would widen.

We did this because we saw that when the crisis flared up in 2011, the yield spread of French bonds, compared with German bonds, widened substantially. We established the position this year when the yield differential was rather small, expecting that it could not narrow much more, but could widen a great deal should the euro area plunge into greater instability. In other words, we had an asymmetric opportunity, with greater return potential than loss potential. However, in this case, the yield differential tightened. Investors became more comfortable with taking the additional risk of investing in French bonds over German bonds. It reaffirmed why we seek to hedge the risks of our active positions.

Do you view the market advance in the final few months of the fiscal year as a sign of lower risk or greater investor complacency?

We believe there is evidence supporting both of those possibilities, but, in our view, there is a greater amount of complacency. On one hand, we believe economic data in China and the United States have become more reassuring in the past few months, and the possibility of an abrupt deleveraging crisis in Europe has dissipated. However, in the case of Europe, the pricing of securities designed to protect investors from a crisis has fallen precipitously, perhaps by more than is justified given that Europe still faces significant challenges.

In the United States, we also believe the market might not be appropriately discounting the risk posed by the federal fiscal contraction likely to occur in 2013, known as the “fiscal cliff,” a result of looming legislated federal spending cuts and tax increases. Given the difficulty of reaching agreements in Washington, we anticipate seeing some degree of market volatility that is not yet priced into many assets, in our estimation.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 700 Fund 9

What is your outlook for markets and the economy over the coming year?

We believe the process of reaching a resolution to the fiscal cliff might lay bare the divisions that still exist in the country, and this could be a source of market volatility. It’s important for political leaders to approach the problem analytically, in our view, and strive for effective solutions rather than trying to continue to win small victories over the opposition.

Should leaders achieve a reasonable solution to avoid the impending fiscal cliff, we would be optimistic about the potential for economic growth. We believe there are positive signs in the consumer sector, for example, such as rising consumer confidence and greater stability in home prices that can encourage spending. Absent a major fiscal contraction, we believe the recovery can proceed. The portfolio continues to hold the risk assets that we have found attractive during the past year, offset by a variety of hedges. We believe this is the right positioning given the opportunities in the markets.

Jeff, thanks for discussing the fund and its strategies today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10 Absolute Return 700 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	29.05%	21.63%	25.16%	22.16%	25.32%	25.32%	26.16%	21.78%	27.41%	30.08%	30.08%	30.08%
Annual average	6.84	5.21	5.99	5.33	6.03	6.03	6.21	5.24	6.49	7.06	7.06	7.06

3 years	15.64	8.99	12.96	9.96	13.00	13.00	13.66	9.71	14.58	16.45	16.45	16.45
Annual average	4.96	2.91	4.15	3.22	4.16	4.16	4.36	3.14	4.64	5.21	5.21	5.21

1 year	7.97	1.78	7.13	2.13	7.16	6.16	7.40	3.61	7.77	8.31	8.31	8.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/12

	BofA Merrill Lynch	Barclays U.S.
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.74%	27.16%	77.89%
Annual average	0.19	6.43	16.12

3 years	0.46	19.38	45.09
Annual average	0.15	6.08	13.21

1 year	0.09	5.25	15.21

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Absolute Return 700 Fund 11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,516 ($12,216 with contingent deferred sales charge). Class C shares would have been valued at $12,532, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,178. A $10,000 investment in the fund’s class R, R5, R6 and class Y shares would have been valued at $12,741, $13,008, $13,008 and $13,008, respectively.

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	—	—	1

Income	$0.437		$0.360	$0.363	$0.380		$0.410	—	—	$0.464

Capital gains	—		—	—	—		—	—	—	—

Total	$0.437		$0.360	$0.363	$0.380		$0.410	—	—	$0.464

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$11.35	$12.04	$11.19	$11.19	$11.23&NBSP;>	$11.64	$11.25	—	—	$11.37

7/2/12*	—	—	—	—	—	—	—	$11.56	$11.56	—

10/31/12	11.78	12.50	11.60	11.60	11.65	12.07	11.68	11.81	11.81	11.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, if applicable, is calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

12 Absolute Return 700 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	.value	value

Life of fund	29.60%	22.15%	25.92%	22.92%	26.08%	26.08%	26.81%	22.41%	27.96%	30.63%	30.63%	30.63%
Annual average	7.12	5.45	6.31	5.63	6.34	6.34	6.51	5.51	6.76	7.35	7.35	7.35

3 years	16.75	10.01	14.06	11.06	14.20	14.20	14.76	10.75	15.59	17.47	17.47	17.47
Annual average	5.30	3.23	4.48	3.56	4.53	4.53	4.70	3.46	4.95	5.51	5.51	5.51

1 year	11.67	5.27	10.85	5.85	10.88	9.88	11.12	7.19	11.40	12.02	12.02	12.02

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/11*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%**	1.04%**	1.12%

Total annual operating expenses for
the fiscal year ended 10/31/11	1.45%	2.20%	2.20%	1.95%	1.70%	1.14%**	1.04%**	1.20%

Annualized expense ratio
for the six-month period
ended 10/31/12†‡	1.31%	2.06%	2.06%	1.81%	1.56%	1.04%	0.94%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/13.

** Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.04% (in the case of class R5 and R6, a decrease of 0.05%) from annualizing the performance fee adjustment for the six months ended 10/31/12.

Absolute Return 700 Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, for the period from July 3, 2012 (commencement of operations)) to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.63	$10.40	$10.40	$9.14	$7.89	$3.48#	$3.14#	$5.37

Ending value (after expenses)	$1,012.00	$1,007.80	$1,007.80	$1,009.50	$1,011.30	$1,021.60	$1,021.60	$1,013.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

# Had expenses for class R5 and R6 shares been shown for the entire period from 5/1/12 to 10/31/12, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.65	$10.43	$10.43	$9.17	$7.91	$5.28	$4.77	$5.38

Ending value (after expenses)	$1,018.55	$1,014.78	$1,014.78	$1,016.04	$1,017.29	$1,019.91	$1,020.41	$1,019.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Absolute Return 700 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Absolute Return 700 Fund 15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 700 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

Absolute Return 700 Fund 17

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve-month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain

18 Absolute Return 700 Fund

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, effective through at least June 30, 2013, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 1.10% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans,

Absolute Return 700 Fund 19

college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its targeted annualized return, over the one- and three-year periods ended December 31, 2011. Putnam Absolute Return 700 Fund’s class A shares’ return net of fees and expenses was positive and lagged its targeted annualized return over the one- and three-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered steps that Putnam Management had taken to support improved performance. These changes

20 Absolute Return 700 Fund

included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Absolute Return 700 Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Absolute Return 700 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2012

Absolute Return 700 Fund 23

The fund’s portfolio 10/31/12

COMMON STOCKS (29.8%)*	Shares	Value

Basic materials (0.9%)
Allied Nevada Gold Corp. †	10,800	$398,736

Bemis Co., Inc.	12,100	399,905

FMC Corp.	12,300	658,296

International Flavors & Fragrances, Inc.	8,077	521,936

Newmont Mining Corp.	23,198	1,265,451

PPG Industries, Inc.	9,912	1,160,496

Royal Gold, Inc.	6,100	537,288

Sherwin-Williams Co. (The)	6,882	981,236

Sigma-Aldrich Corp.	9,481	664,997

Valspar Corp.	9,952	557,611

		7,145,952
Capital goods (1.3%)
Ball Corp.	14,648	627,374

Covanta Holding Corp.	22,661	411,977

General Dynamics Corp.	21,800	1,484,143

Lockheed Martin Corp.	17,423	1,632,012

Northrop Grumman Corp.	20,352	1,397,978

Raytheon Co.	26,216	1,482,776

Republic Services, Inc.	30,100	853,335

Roper Industries, Inc.	9,438	1,030,345

Stericycle, Inc. †	8,900	843,364

Waste Connections, Inc.	16,400	538,412

		10,301,716
Communication services (0.9%)
American Tower Corp. Class A R	15,598	1,174,373

AT&T, Inc.	35,600	1,231,404

IAC/InterActiveCorp.	13,327	644,360

Verizon Communications, Inc.	74,566	3,328,625

Windstream Corp.	34,600	330,084

		6,708,846
Conglomerates (0.5%)
AMETEK, Inc.	25,243	897,389

Danaher Corp.	33,300	1,722,609

General Electric Co.	74,700	1,573,182

		4,193,180
Consumer cyclicals (3.6%)
Advance Auto Parts, Inc.	5,410	383,785

Amazon.com, Inc. †	12,087	2,814,094

AutoZone, Inc. †	1,675	628,125

Bed Bath & Beyond, Inc. †	13,100	755,608

Big Lots, Inc. †	6,709	195,433

Cintas Corp.	15,278	638,773

Discovery Communications, Inc. Class A †	15,622	922,010

Dollar General Corp. †	8,900	432,718

Dollar Tree, Inc. †	14,742	587,764

Dun & Bradstreet Corp. (The)	6,800	551,072

Ecolab, Inc.	17,090	1,189,463

24 Absolute Return 700 Fund

COMMON STOCKS (29.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Equifax, Inc.	15,351	$768,164

Expedia, Inc.	9,428	557,666

Home Depot, Inc. (The)	51,200	3,142,655

Kimberly-Clark Corp.	29,073	2,426,142

Kohl’s Corp.	14,500	772,560

McGraw-Hill Cos., Inc. (The)	16,775	927,322

Moody’s Corp.	21,923	1,055,811

MSC Industrial Direct Co., Inc. Class A	6,605	492,733

O’Reilly Automotive, Inc. †	7,700	659,736

Omnicom Group, Inc.	15,445	739,970

PetSmart, Inc.	8,595	570,622

Priceline.com, Inc. †	2,189	1,255,982

Ross Stores, Inc.	13,500	822,825

Scotts Miracle-Gro Co. (The) Class A	6,088	260,627

Scripps Networks Interactive Class A	8,100	491,832

Target Corp.	26,854	1,711,942

Towers Watson & Co. Class A	8,200	440,422

Tupperware Brands Corp.	5,465	322,982

Verisk Analytics, Inc. Class A †	15,074	768,774

Viacom, Inc. Class B	24,144	1,237,863

		28,525,475
Consumer staples (3.2%)
Altria Group, Inc.	104,800	3,332,640

Brinker International, Inc.	9,437	290,660

Church & Dwight Co., Inc.	21,000	1,065,960

Coca-Cola Co. (The)	13,300	494,494

ConAgra Foods, Inc.	47,500	1,322,400

Dr. Pepper Snapple Group, Inc.	29,000	1,242,650

Kroger Co. (The)	60,000	1,513,200

Lorillard, Inc.	12,529	1,453,489

McDonald’s Corp.	30,200	2,621,360

Panera Bread Co. Class A †	2,502	421,937

Philip Morris International, Inc.	53,033	4,696,602

Procter & Gamble Co. (The)	17,700	1,225,548

Reynolds American, Inc.	34,900	1,453,236

Starbucks Corp.	29,716	1,363,964

W.W. Grainger, Inc.	4,849	976,637

Yum! Brands, Inc.	19,378	1,358,592

		24,833,369
Energy (2.9%)
Chevron Corp.	45,369	5,000,117

ConocoPhillips	39,200	2,267,720

Deepocean Group (Shell) (acquired 6/9/11,
cost $415,869) (Norway) ‡	28,574	428,610

Diamond Offshore Drilling, Inc.	4,800	332,352

Exxon Mobil Corp.	94,492	8,614,836

FMC Technologies, Inc. †	12,477	510,309

HollyFrontier Corp.	25,488	984,601

Absolute Return 700 Fund 25

COMMON STOCKS (29.8%)* cont.	Shares	Value

Energy cont.
Marathon Oil Corp.	15,900	$477,954

Murphy Oil Corp.	17,908	1,074,480

National Oilwell Varco, Inc.	7,000	515,900

Phillips 66	24,400	1,150,704

Spectra Energy Corp.	46,375	1,338,846

		22,696,429
Financials (3.8%)
ACE, Ltd.	28,480	2,239,952

Allied World Assurance Co. Holdings AG	13,182	1,058,515

American Express Co.	53,500	2,994,395

Arch Capital Group, Ltd. †	33,612	1,483,970

AvalonBay Communities, Inc. R	4,800	650,688

Bank of Hawaii Corp.	10,696	472,335

Bank of New York Mellon Corp. (The)	21,000	518,910

Berkshire Hathaway, Inc. Class B †	25,805	2,228,262

Chubb Corp. (The)	18,029	1,387,872

Commerce Bancshares, Inc.	15,000	571,200

Digital Realty Trust, Inc. R	6,105	375,030

Discover Financial Services	44,600	1,828,600

Equity Residential Trust R	13,500	775,035

Essex Property Trust, Inc. R	2,500	375,000

Everest Re Group, Ltd.	12,639	1,403,561

Federal Realty Investment Trust R	4,089	440,917

JPMorgan Chase & Co.	17,900	746,072

M&T Bank Corp.	14,069	1,464,583

Northern Trust Corp.	21,800	1,041,604

People’s United Financial, Inc.	58,367	702,155

Public Storage R	6,000	831,780

Rayonier, Inc. R	8,438	413,546

Realty Income Corp. R	9,576	376,050

RenaissanceRe Holdings, Ltd.	14,750	1,200,060

Simon Property Group, Inc. R	10,100	1,537,321

Validus Holdings, Ltd.	28,217	1,010,169

W.R. Berkley Corp.	31,661	1,231,296

Wells Fargo & Co.	21,800	734,442

		30,093,320
Health care (3.1%)
Abbott Laboratories	44,570	2,920,226

Aetna, Inc.	7,200	314,640

AmerisourceBergen Corp.	20,131	793,967

Amgen, Inc.	26,000	2,250,170

Biogen Idec, Inc. †	9,508	1,314,196

Bristol-Myers Squibb Co.	55,500	1,845,375

C.R. Bard, Inc.	7,105	683,430

Cardinal Health, Inc.	22,601	929,579

Cerner Corp. †	8,600	655,234

Eli Lilly & Co.	36,600	1,779,858

Forest Laboratories, Inc. †	16,171	545,124

26 Absolute Return 700 Fund

COMMON STOCKS (29.8%)* cont.	Shares	Value

Health care cont.
Gilead Sciences, Inc. †	29,200	$1,961,072

Humana, Inc.	2,100	155,967

Johnson & Johnson	16,400	1,161,448

Laboratory Corp. of America Holdings †	5,200	440,596

McKesson Corp.	14,478	1,350,942

Merck & Co., Inc.	4,800	219,024

Perrigo Co.	5,054	581,261

Pfizer, Inc.	41,800	1,039,566

UnitedHealth Group, Inc.	42,900	2,402,400

Ventas, Inc. R	12,200	771,894

Zimmer Holdings, Inc.	7,200	462,312

		24,578,281
Technology (8.2%)
Accenture PLC Class A	32,023	2,158,670

Altera Corp.	33,200	1,011,936

Analog Devices, Inc.	31,908	1,247,922

Apple, Inc.	52,654	31,334,395

Avago Technologies, Ltd. (Singapore)	27,653	913,379

BMC Software, Inc. †	20,306	826,454

Cisco Systems, Inc.	197,300	3,381,722

Google, Inc. Class A †	7,414	5,039,815

IBM Corp.	29,074	5,655,765

Intel Corp.	19,600	423,850

Intuit, Inc.	21,042	1,250,316

KLA-Tencor Corp.	21,986	1,022,789

L-3 Communications Holdings, Inc.	10,998	811,652

Lam Research Corp. †	22,179	785,137

Maxim Integrated Products, Inc.	38,500	1,059,713

Microchip Technology, Inc.	27,700	868,395

Microsoft Corp.	180,589	5,153,107

Xilinx, Inc.	31,200	1,022,112

		63,967,129
Transportation (0.6%)
Copa Holdings SA Class A (Panama)	5,811	539,377

J. B. Hunt Transport Services, Inc.	11,922	699,821

Southwest Airlines Co.	84,760	747,583

United Parcel Service, Inc. Class B	35,127	2,573,053

		4,559,834
Utilities and power (0.8%)
DTE Energy Co.	15,306	950,503

Entergy Corp.	14,380	1,043,700

Kinder Morgan, Inc.	25,800	895,518

NextEra Energy, Inc.	11,000	770,660

PG&E Corp.	28,100	1,194,812

Pinnacle West Capital Corp.	12,766	676,215

Westar Energy, Inc.	16,493	489,842

		6,021,250

Total common stocks (cost $195,361,981)		$233,624,781

Absolute Return 700 Fund 27

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (23.1%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (23.1%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, November 1, 2042	$11,000,000	$11,521,641

Federal National Mortgage Association
Pass-Through Certificates
3s, TBA, February 1, 2043	34,000,000	35,441,015
3s, TBA, November 1, 2042	128,000,000	134,369,997

		181,332,653

Total U.S. government and agency mortgage obligations (cost $181,102,367)		$181,332,653

U.S. TREASURY OBLIGATIONS (0.9%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 5.500%, May 1, 2033 [i]	$472,392	$531,016

Federal National Mortgage Association Pass-Through
Certificates 2.058%, October 1, 2030 [i]	427,469	441,879

Federal National Mortgage Association Pass-Through
Certificates 1.625%, October 26, 2015 [i]	405,000	419,313

Government National Mortgage Association Pass-Through
Certificates 5.500%, July 20, 2037 [i]	256,939	291,310

U.S. Treasury Bonds 4.625%, February 15, 2040 [i]	727,000	1,001,566

U.S. Treasury Notes 0.750%, September 15, 2013 [i]	2,675,000	2,690,424

U.S. Treasury Notes 0.125%, September 30, 2013 [i]	175,000	174,874

U.S. Treasury Notes 0.250%, March 31, 2014 [i]	96,000	96,025

U.S. Treasury Notes 0.250%, June 30, 2014 [i]	1,078,000	1,078,528

Total U.S. treasury obligations (cost $6,724,935)		$6,724,935

MORTGAGE-BACKED SECURITIES (15.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (4.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.399s, 2034	$619,959	$870,354
IFB Ser. 4098, Class MS, IO, 6.486s, 2041	4,682,501	1,007,112
IFB Ser. 3859, Class SG, IO, 6.486s, 2039	7,963,318	856,057
IFB Ser. 3727, Class PS, IO, 6.486s, 2038	3,501,579	296,777
IFB Ser. 3860, Class SP, IO, 6.386s, 2040	3,735,611	627,994
IFB Ser. 3856, Class PS, IO, 6.386s, 2040	1,407,951	202,019
IFB Ser. 3803, Class SP, IO, 6.386s, 2038	2,505,993	200,479
IFB Ser. 3861, Class PS, IO, 6.386s, 2037	1,603,039	255,877
IFB Ser. 3708, Class SQ, IO, 6.336s, 2040	7,835,755	1,103,039
IFB Ser. 3907, Class KS, IO, 6.336s, 2040	2,972,719	402,825
IFB Ser. 3708, Class SA, IO, 6.236s, 2040	12,678,817	1,749,550
IFB Ser. 3934, Class SA, IO, 6.186s, 2041	643,834	115,182
IFB Ser. 3232, Class KS, IO, 6.086s, 2036	1,656,831	188,464
IFB Ser. 3116, Class AS, IO, 5.886s, 2034	2,338,909	183,450
IFB Ser. 3964, Class SA, IO, 5.786s, 2041	9,888,315	1,458,527
IFB Ser. 3852, Class NT, 5.786s, 2041	3,072,320	3,384,744
IFB Ser. 3752, Class PS, IO, 5.786s, 2040	2,926,230	454,092
Ser. 3687, Class CI, IO, 5s, 2038	2,866,330	334,816
Ser. 3632, Class CI, IO, 5s, 2038	545,173	30,159
Ser. 3626, Class DI, IO, 5s, 2037	320,590	10,307

28 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (15.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 4122, Class TI, IO, 4 1/2s, 2042	$2,972,000	$452,338
Ser. 3747, Class HI, IO, 4 1/2s, 2037	378,082	30,971
Ser. 4116, Class MI, IO, 4s, 2042	5,936,000	912,660
Ser. 4090, Class BI, IO, 4s, 2042	1,160,854	130,956
Ser. 4098, Class PI, IO, 4s, 2042	3,276,243	512,732
Ser. 3748, Class NI, IO, 4s, 2034	1,810,874	71,892
Ser. 3751, Class MI, IO, 4s, 2034	403,444	7,121
Ser. T-8, Class A9, IO, 0.298s, 2028	261,509	3,269
Ser. T-59, Class 1AX, IO, 0.274s, 2043	608,674	7,418
Ser. T-48, Class A2, IO, 0.212s, 2033	884,030	8,460
FRB Ser. T-54, Class 2A, IO, zero %, 2043	355,081	55

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.447s, 2035	93,669	169,941
IFB Ser. 05-122, Class SE, 22.363s, 2035	352,218	535,425
IFB Ser. 11-4, Class CS, 12.479s, 2040	2,283,270	2,743,993
IFB Ser. 12-96, Class PS, IO, 6.489s, 2041	4,317,380	899,310
IFB Ser. 12-88, Class SB, IO, 6.459s, 2042	4,008,904	732,186
IFB Ser. 12-75, Class SK, IO, 6.439s, 2041	3,228,439	648,045
IFB Ser. 12-75, Class KS, IO, 6.339s, 2042	2,196,140	394,010
IFB Ser. 11-87, Class HS, IO, 6.289s, 2041	2,383,911	414,801
IFB Ser. 11-67, Class BS, IO, 6.289s, 2041	6,190,738	1,082,203
IFB Ser. 404, Class S13, IO, 6.189s, 2040	200,226	30,743
IFB Ser. 10-35, Class SG, IO, 6.189s, 2040	4,491,323	598,514
IFB Ser. 12-113, Class CS, IO, 5.939s, 2041	2,274,358	442,954
IFB Ser. 12-113, Class SG, IO, 5.889s, 2042	2,421,979	439,444
Ser. 12-132, Class SA, IO, 5s, 2042	2,357,000	393,737
Ser. 397, Class 2, IO, 5s, 2039	132,710	18,392
Ser. 398, Class C5, IO, 5s, 2039	850,978	85,268
Ser. 10-13, Class EI, IO, 5s, 2038	703,878	30,321
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	4,873,612	494,720
Ser. 12-118, Class IO, IO, 4s, 2042	4,883,000	752,080
Ser. 12-124, Class UI, IO, 4s, 2042	4,220,000	757,490
Ser. 12-118, Class PI, IO, 4s, 2042	3,395,000	582,989
Ser. 12-30, Class PI, IO, 4s, 2042	8,344,390	1,223,705
Ser. 12-96, Class PI, IO, 4s, 2041	3,674,240	533,830
Ser. 406, Class 2, IO, 4s, 2041	540,504	62,915
Ser. 406, Class 1, IO, 4s, 2041	281,462	34,845
Ser. 409, Class C16, IO, 4s, 2040	1,254,064	126,009
Ser. 98-W2, Class X, IO, 3.355s, 2028	1,668,984	73,540
Ser. 98-W5, Class X, IO, 2.72s, 2028	478,465	20,933
Ser. 03-W10, Class 1, IO, 1.4s, 2043	381,393	17,058
Ser. 03-W1, Class 2A, IO, zero %, 2042	759,011	59
Ser. 08-36, Class OV, PO, zero %, 2036	47,867	42,840

Government National Mortgage Association
IFB Ser. 11-61, Class CS, IO, 6.469s, 2035	11,187,173	1,552,231
IFB Ser. 10-120, Class SB, IO, 5.989s, 2035	580,314	48,021
IFB Ser. 10-20, Class SC, IO, 5.939s, 2040	136,280	22,565
IFB Ser. 10-61, Class SJ, IO, 5.836s, 2040	1,249,048	229,200

Absolute Return 700 Fund 29

MORTGAGE-BACKED SECURITIES (15.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-70, Class SN, IO, 5.686s, 2041	$1,610,000	$406,734
IFB Ser. 11-70, Class SH, IO, 5.676s, 2041	1,892,718	486,466
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	377,271	56,779
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,190,330	352,506
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	9,082,649	965,022

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.573s, 2027	129,117	1,669
Ser. 98-2, IO, 0.385s, 2027	70,520	1,146
Ser. 98-3, IO, 0.322s, 2027	84,144	1,423
Ser. 98-4, IO, zero %, 2026	102,588	2,821

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
6.038s, 2045	1,025,783	194,899

		34,573,478
Commercial mortgage-backed securities (5.7%)
Banc of America Commercial Mortgage, Inc.
FRB Ser. 08-1, Class AJ, 6.248s, 2051	342,000	323,361
Ser. 06-4, Class AJ, 5.695s, 2046	710,000	654,458
Ser. 06-1, Class B, 5.49s, 2045	255,000	227,200
Ser. 06-6, Class A2, 5.309s, 2045	669,452	680,791
FRB Ser. 05-5, Class D, 5.231s, 2045	426,000	373,283
FRB Ser. 05-6, Class G, 5.19s, 2047	443,000	363,260
Ser. 07-1, Class XW, IO, 0.306s, 2049	3,921,139	35,988

Banc of America Commercial Mortgage, Inc. 144A
FRB Ser. 05-2, Class E, 5.323s, 2043	410,000	419,225
Ser. 04-2, Class G, 5.239s, 2038	1,000,000	1,000,500
Ser. 04-2, Class F, 4.992s, 2038	650,000	655,200
Ser. 04-4, Class XC, IO, 0.861s, 2042	4,156,143	42,688
Ser. 02-PB2, Class XC, IO, 0.457s, 2035	1,931,108	182

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.971s, 2042	315,000	312,190
FRB Ser. 07-PW17, Class AJ, 5.894s, 2050	1,456,000	1,237,600
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	382,881
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	445,381
FRB Ser. 05-T20, Class C, 5.15s, 2042	324,000	313,061

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 04-PWR5, Class E, 5.222s, 2042	654,000	661,122

CFCRE Commercial Mortgage Trust 144A Ser. 11-C1, Class XA, IO,
1.477s, 2044	7,737,539	458,062

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class B,
5.029s, 2043	770,000	697,620

Citigroup/Deutsche Bank Commercial Mortgage Trust FRB
Ser. 06-CD2, Class AJ, 5.388s, 2046	1,380,000	1,104,420

Commercial Mortgage Pass-Through Certificates
FRB Ser. 04-LB3A, Class E, 5.357s, 2037	693,000	690,505
Ser. 05-C6, Class AJ, 5.209s, 2044 F	1,250,000	1,270,778
FRB Ser. 05-LP5, Class D, 5.098s, 2043	250,000	256,570

Commercial Mortgage Pass-Through Certificates 144A FRB
Ser. 05-LP5, Class E, 5.196s, 2043	1,215,000	1,223,760

30 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (15.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4, Class A2,
5.762s, 2039	$265,324	$266,182

CS First Boston Mortgage Securities Corp.
Ser. 02-CP5, Class E, 5.339s, 2035	525,000	524,386
Ser. 05-C6, Class B, 5.23s, 2040	1,270,000	1,178,712
Ser. 05-C5, Class AJ, 5.1s, 2038	225,000	237,870

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035	460,000	464,163
Ser. 03-C3, Class AX, IO, 1.717s, 2038	7,073,472	19,339

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031	733,189	729,523

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.307s, 2045	258,000	214,140
FRB Ser. 06-C1, Class AJ, 5.3s, 2044	301,000	267,890

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 04-C1, Class G,
5.157s, 2038	567,000	567,284

GMAC Commercial Mortgage Securities, Inc.
FRB Ser. 03-C2, Class E, 5.473s, 2040	2,310,000	2,369,598
Ser. 04-C3, Class B, 4.965s, 2041	233,000	198,341

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	532,000	484,919

Greenwich Capital Commercial Funding Corp. 144A
FRB Ser. 03-C1, Class J, 5.363s, 2035	670,000	679,514
Ser. 03-C1, Class G, 4.773s, 2035	311,000	307,981

GS Mortgage Securities Corp. II
Ser. 06-GG8, Class AJ, 5.622s, 2039	347,000	307,315
Ser. 05-GG4, Class B, 4.841s, 2039	970,000	860,390
Ser. 05-GG4, Class AJ, 4.782s, 2039	313,000	312,615

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	368,158	375,522
FRB Ser. 04-CB9, Class B, 5.665s, 2041	800,000	819,360
Ser. 06-LDP6, Class AJ, 5.565s, 2043	497,000	455,607
Ser. 02-C3, Class D, 5.314s, 2035	351,000	351,000
FRB Ser. 02-C2, Class E, 5.256s, 2034	376,000	376,000
FRB Ser. 05-LDP3, Class D, 5.194s, 2042	555,000	504,356
Ser. 03-C1, Class D, 5.192s, 2037	3,147,000	3,217,808
FRB Ser. 04-CBX, Class B, 5.021s, 2037	210,000	207,028
FRB Ser. 05-LDP3, Class AJ, 4.997s, 2042 F	362,000	363,167
FRB Ser. 05-LDP2, Class C, 4.911s, 2042 F	250,000	235,100
Ser. 04-CB8, Class B, 4 1/2s, 2039	708,000	723,080
Ser. 07-LDPX, Class X, IO, 0.311s, 2049	14,486,486	158,989

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.513s, 2040	228,424	219,573

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	16,152	16,147
FRB Ser. 06-C6, Class C, 5.482s, 2039	377,000	319,454
Ser. 07-C2, Class XW, IO, 0.499s, 2040	2,625,419	49,032

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class J, 5.584s, 2037	1,000,000	985,372
FRB Ser. 03-C8, Class K, 5.584s, 2037	1,441,000	1,403,534

Absolute Return 700 Fund 31

MORTGAGE-BACKED SECURITIES (15.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 5.805s, 2051 F	$328,000	$316,412
Ser. 06-C2, Class AJ, 5.802s, 2043	598,000	541,190
Ser. 05-CKI1, Class AJ, 5.261s, 2037	590,000	601,446

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.195s, 2049	54,463,412	680,793

Morgan Stanley Capital I
Ser. 06-HQ9, Class AJ, 5.793s, 2044	390,000	409,924
FRB Ser. 07-T27, Class AJ, 5.653s, 2042	818,000	808,010
06-HQ10 Ser. 06-HQ10, Class AJ, 5.389s, 2041	350,000	302,750

Morgan Stanley Capital I 144A Ser. 12-C4, Class XA, IO, 2.7s, 2045	3,968,765	590,671

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	177,000	188,505

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1,
Class J, 7s, 2032	1,700,000	1,734,247

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.996s, 2045	639,000	595,101
Ser. 04-C14, Class D, 5.269s, 2041	1,480,000	1,510,821
FRB Ser. 05-C16, Class D, 5.044s, 2041	1,220,000	1,240,740

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.24s, 2044	569,000	526,902

		44,647,889
Residential mortgage-backed securities (non-agency) (5.7%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.361s, 2036	3,090,000	2,394,750

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.861s, 2047	8,715,786	1,021,381

Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5.817s, 2036	387,072	276,757
FRB Ser. 07-C, Class 07-C, 2.756s, 2036	3,039,709	2,583,753
FRB Ser. 06-G, Class 2A5, 0.491s, 2036	1,526,589	1,259,436

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15.103s, 2042	280,000	128,800
Ser. 12-RR10, Class 8A2, 4s, 2042	620,000	612,250
Ser. 12-RR10, Class 9A1, 2.665s, 2042 F	440,000	448,800
FRB Ser. 12-RR10, Class 9A2, 2.665s, 2042 F	280,000	196,000
Ser. 12-RR10, Class 4A2, 2.655s, 2036	420,000	315,000

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.781s, 2046	12,191,053	518,120
Ser. 09-RR7, Class 2A7, IO, 1.574s, 2047	28,952,834	1,242,077

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	5,256,477	147,707
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	3,670,769	53,593

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR3, Class 1A2A, 5.589s, 2036	1,369,491	1,246,236
FRB Ser. 07-10, Class 22AA, 3.083s, 2037	2,132,011	1,545,708

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 12-8, Class 1A2, 2.663s, 2035	1,300,000	887,250
FRB Ser. 12-7, Class 12A2, 2.629s, 2036	3,847,314	2,741,211

Countrywide Alternative Loan Trust Ser. 07-19, Class 1A34, 6s, 2037	3,290,325	2,566,454

32 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (15.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	$1,384,544	$1,222,726
Ser. 07-3, Class A30, 5 3/4s, 2037	838,748	728,945
Ser. 05-24, Class A8, 5 1/2s, 2035	2,470,855	2,334,958

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	3,900,520	158,361

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.542s, 2035	1,659,670	1,146,412

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.391s, 2037	4,075,752	2,649,239

JPMorgan Mortgage Trust FRB Ser. 07-A4, Class 2A1, 5.584s, 2037	838,854	713,026

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO,
0.8s, 2047	2,672,444	80,173

Structured Asset Mortgage Investments, Inc. Ser. 06-AR8, Class X,
IO, 0.4s, 2036	11,508,351	187,586

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.224s, 2046	1,794,762	1,561,443
FRB Ser. 06-AR15, Class 1A, 0.994s, 2046	733,364	557,357
FRB Ser. 2004-AR13, Class A1B2, 0.74s, 2034	801,860	681,581
FRB Ser. 05-AR11, Class A1C3, 0.721s, 2045	1,653,241	1,157,269
FRB Ser. 05-AR11, Class A1C4, 0.651s, 2045	999,500	699,650
FRB Ser. 05-AR17, Class A1C4, 0.611s, 2045	3,182,518	1,591,259
FRB Ser. 05-AR15, Class A1A2, 0.491s, 2045	1,961,935	1,628,406

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	1,706,435	1,710,701
FRB Ser. 06-AR1, Class 2A5, 5.359s, 2036	1,250,000	1,225,000
FRB Ser. 06-AR10, Class 5A1, 2.614s, 2036	1,787,087	1,519,024
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036	1,435,987	1,231,359
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	2,020,662	1,687,253

		44,657,011

Total mortgage-backed securities (cost $120,796,792)		$123,878,378

CORPORATE BONDS AND NOTES (13.6%)*	Principal amount	Value

Basic materials (1.0%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017	$196,000	$217,270

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)	85,000	84,718

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018	650,000	650,000

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2014 (Australia)	196,000	209,579

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s, 2016	1,000,000	1,061,250

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	325,000	361,707

E.I. du Pont de Nemours & Co. sr. unsec. unsub. notes 3 1/4s, 2015	263,000	279,281

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec. notes 6 3/8s, 2016 (Australia)	1,250,000	1,250,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014	750,000	701,250

Momentive Performance Materials, Inc. company guaranty sr. notes
12 1/2s, 2014	165,000	170,775

Absolute Return 700 Fund 33

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount		Value

Basic materials cont.
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		$265,000	$363,839

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN,
1.599s, 2015 (Germany)	EUR	150,000	190,851

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)		$1,000,000	1,002,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015		500,000	507,500

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017		230,000	266,954

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		300,000	195,000

			7,512,474
Capital goods (0.9%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		761,000	810,465

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		1,750,000	1,898,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		115,000	136,895

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015		148,000	158,113

Caterpillar Financial Services Corp. sr. unsec. notes 6 1/8s, 2014		359,000	384,725

Deere & Co. sr. unsec. notes 6.95s, 2014		148,000	162,019

General Cable Corp. company guaranty sr. unsec. unsub. notes
FRN 2.735s, 2015		125,000	119,688

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		445,000	480,600

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		1,155,000	1,065,488

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)		1,250,000	1,290,997

United Technologies Corp. sr. unsec. unsub. notes 4 7/8s, 2015		263,000	291,563

			6,799,303
Communication services (2.3%)
America Movil SAB de CV company guaranty unsec. unsub.
notes 5 1/2s, 2014 (Mexico)		196,000	208,130

AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015		1,501,000	1,581,143

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		270,000	291,600

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014		263,000	278,754

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		750,000	798,750

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		400,000	424,000

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017		655,000	799,133

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		963,000	1,018,373

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. notes 5 3/4s, 2016 (Netherlands)		263,000	301,000

DISH DBS Corp. company guaranty 7 1/8s, 2016		255,000	284,963

DISH DBS Corp. company guaranty 7s, 2013		220,000	230,175

34 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount		Value

Communication services cont.
Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		$1,000,000	$1,152,500

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		130,000	140,075

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019		1,250,000	1,393,750

Nextel Communications, Inc. company guaranty sr. unsec. unsub.
notes 5.95s, 2014		805,000	806,006

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		837,000	830,723

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		725,000	781,188

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017		290,000	340,298

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		620,000	666,500

Telecom Italia Capital SA company guaranty 5 1/4s, 2015 (Italy)		297,000	314,449

Telefonica Emisones SAU company guaranty 6.421s, 2016 (Spain)		140,000	152,114

Telefonica Emisones SAU company guaranty sr. unsec. notes
4.949s, 2015 (Spain)		185,000	192,863

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022
(Luxembourg)		165,000	218,677

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024
(Luxembourg)	EUR	115,000	152,784

Time Warner Cable, Inc. company guaranty sr. unsec. notes
5.85s, 2017		$555,000	664,094

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		560,000	613,542

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		846,000	973,806

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)		297,000	352,808

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	235,000	293,681

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$420,000	409,500

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,000,000	1,113,750

			17,779,129
Consumer cyclicals (1.3%)
Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,000,000	822,500

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		1,445,000	1,564,213

Daimler Finance North America, LLC company guaranty
6 1/2s, 2013		163,000	172,678

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		657,000	753,908

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		1,000,000	1,105,000

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		163,000	187,735

Interpublic Group of Companies, Inc. (The) sr. unsec. notes
6 1/4s, 2014		234,000	252,720

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		135,000	144,281

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		200,000	222,000

MGM Resorts International sr. notes 10 3/8s, 2014		190,000	213,513

News America, Inc. sr. unsec. notes company guaranty 4 1/2s, 2021		263,000	300,496

Owens Corning company guaranty sr. unsec. notes 9s, 2019		275,000	350,625

Absolute Return 700 Fund 35

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
QVC, Inc. 144A sr. notes 7 1/8s, 2017		$570,000	$602,008

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	224,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		500,000	511,250

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Germany)		395,000	436,475

Target Corp. sr. unsec. notes 5 3/8s, 2017		263,000	312,938

Time Warner, Inc. company guaranty sr. unsec. notes
5 7/8s, 2016		426,000	504,169

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		580,000	448,050

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014		622,000	648,354

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		162,000	171,720

			9,949,133
Consumer staples (0.8%)
Altria Group, Inc. company guaranty sr. unsec. notes
4 1/8s, 2015		387,000	423,989

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 4 1/8s, 2015		359,000	386,626

Coca-Cola Co. (The) sr. unsec. notes 1.8s, 2016		163,000	169,029

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		590,000	681,450

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		320,000	341,200

CVS Corp. sr. unsec. notes 5 3/4s, 2017		230,000	276,934

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2017 (United Kingdom)		196,000	238,714

Dole Food Co. 144A sr. notes 8s, 2016		200,000	208,750

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	750,000	1,051,971

Kraft Foods, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		$622,000	686,326

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		163,000	198,049

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015		459,000	483,976

Philip Morris International, Inc. sr. unsec. unsub. notes 5.65s, 2018		196,000	240,592

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015		263,000	280,227

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		300,000	316,125

			5,983,958
Energy (1.3%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		170,000	198,276

BP Capital Markets PLC company guaranty sr. unsec. notes
3 7/8s, 2015 (United Kingdom)		148,000	158,955

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)		115,000	135,042

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		1,000,000	1,077,500

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		500,000	560,000

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017		685,000	717,538

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015		521,000	566,600

36 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount	Value

Energy cont.
EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)	$230,000	$246,364

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	518,000	558,145

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)	500,000	555,800

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	110,000	113,300

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	1,250,000	1,259,375

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	175,000	184,188

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	748,000	821,865

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	265,000	303,425

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,805,000	1,669,300

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	500,000	486,250

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	280,000	288,400

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	459,000	489,677

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017	196,000	244,382

		10,634,382
Financials (3.4%)
Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014	196,000	210,808

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,000,000	1,098,244

American Express Credit Corp. sr. unsec. unsub. notes
5 1/8s, 2014	588,000	634,762

American International Group, Inc. sr. unsec. notes Ser. MTN,
5.45s, 2017	325,000	372,098

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	2,085,000	2,415,037

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	265,000	274,146

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	359,000	383,842

BB&T Corp. unsec. sub. notes 5.2s, 2015	196,000	219,585

Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.2s, 2015	717,000	758,402

Capital One Financial Corp. sr. unsec. unsub. notes 6 3/4s, 2017	263,000	323,672

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	650,000	723,125

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	900,000	956,250

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	218,000	260,487

Credit Suisse Guernsey sr. unsec. notes 5 1/2s, 2014	818,000	872,202

Deutsche Bank AG sr. unsec. notes 6s, 2017 (United Kingdom)	359,000	431,370

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	480,000	510,000

General Electric Capital Corp. sr. unsec. unsub. notes 6s, 2019	2,050,000	2,511,065

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017	1,597,000	1,876,531

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB 8 1/8s, 2038	645,000	752,231

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, Perpetual maturity (Jersey)	300,000	245,250

Absolute Return 700 Fund 37

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount		Value

Financials cont.
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021		$435,000	$514,751

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		750,000	806,250

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		700,000	731,500

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015		1,500,000	1,522,500

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015		1,759,000	1,862,455

MetLife, Inc. sr. unsec. 6 3/4s, 2016		263,000	314,245

PNC Funding Corp. bank guaranty sr. unsec. notes 3 5/8s, 2015		167,000	178,197

Prudential Financial, Inc. sr. disc. unsec. unsub. notes Ser. MTN,
4 3/4s, 2015		325,000	359,061

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R		230,000	246,191

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		230,000	273,339

UBS AG/Stamford CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015		250,000	265,166

US Bancorp sr. unsec. unsub. notes 2.45s, 2015		263,000	275,171

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		250,000	295,940

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		500,000	532,615

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,500,000	1,618,290

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017		1,334,000	1,597,017

Westpac Banking Corp. sr. unsec. unsub. notes 3s, 2015 (Australia)		230,000	242,689

			27,464,484
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		297,000	348,589

Amgen, Inc. sr. unsec. notes 5.85s, 2017		196,000	236,283

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		196,000	240,254

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		175,000	195,844

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	445,000	615,835

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$500,000	542,500

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		525,000	602,438

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		263,000	277,825

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		50,000	56,188

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	672,525

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,390,000	1,449,075

Merck & Co., Inc. sr. unsec. notes 4s, 2015		297,000	323,699

Novartis Capital Corp. company guaranty sr. unsec. notes
2.9s, 2015		263,000	278,096

Pfizer, Inc. sr. unsec. notes 5.35s, 2015		622,000	691,160

Service Corporation International sr. notes 7s, 2017		185,000	211,825

Service Corporation International sr. unsec. notes 7 3/8s, 2014		195,000	213,525

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	718,200

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		80,000	89,400

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		$196,000	$240,310

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		93,000	104,130

			8,107,701

38 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (13.6%)* cont.	Principal amount	Value

Technology (0.7%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	$740,000	$727,050

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	330,000	321,750

Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016	297,000	343,753

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	500,000	512,500

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,000,000	1,070,000

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	263,000	278,555

IBM Corp. sr. unsec. notes 5.7s, 2017	392,000	477,799

Oracle Corp. sr. unsec. notes 5 1/4s, 2016	359,000	410,324

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 10 1/4s, 2015	1,085,000	1,109,955

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	230,000	243,931

		5,495,617
Transportation (—%)
United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014	196,000	205,749

		205,749
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016	150,000	179,438

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,000,000	1,143,750

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038	111,000	157,174

Calpine Corp. 144A sr. notes 7 1/4s, 2017	315,000	333,900

Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019	160,000	195,452

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	93,000	121,582

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	510,000	619,813

Duke Energy Corp. sr. unsec. unsub. notes 6.3s, 2014	510,000	545,590

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,000,000	502,500

El Paso Corp. sr. unsec. notes 7s, 2017	465,000	531,279

El Paso, LLC sr. unsec. notes Ser. GMTN, 7 3/8s, 2012	26,000	26,160

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds Ser. L, 6.3s, 2017	230,000	281,989

Exelon Corp. sr. unsec. notes 4.9s, 2015	488,000	536,527

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C, 7 3/8s, 2031	130,000	175,735

FPL Group Capital, Inc. company guaranty sr. unsec. notes
7 7/8s, 2015	163,000	196,236

Kinder Morgan Energy Partners LP notes 6s, 2017	263,000	311,244

National Rural Utilities Cooperative Finance Corp. sr. bonds
10 3/8s, 2018	134,000	199,296

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	185,000	254,879

Pacific Gas & Electric Co. sr. unsec. bonds 4.8s, 2014	130,000	137,071

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015	196,000	215,698

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	125,000	169,276

TransCanada Pipelines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)	230,000	287,126

		7,121,715

Total corporate bonds and notes (cost $103,445,889)		$107,053,645

Absolute Return 700 Fund 39

SENIOR LOANS (6.4%)* [c]	Principal amount		Value

Basic materials (0.4%)
INEOS Group Holdings, Ltd. bank term loan FRN Ser. B, 6 1/2s,
2018 (United Kingdom)		$746,250	$755,883

Momentive Performance Materials, Inc. bank term loan FRN
Ser. B3, 3 3/4s, 2015		746,250	742,519

Novelis, Inc./GA bank term loan FRN Class B, 4s, 2017		280,013	279,371

Styron Corp. bank term loan FRN 8s, 2017		326,581	311,170

Tube City IMS Corp. bank term loan FRN Ser. B, 5 3/4s, 2019		661,675	668,292

			2,757,235
Capital goods (0.3%)
Generac Power Systems, Inc. bank term loan FRN Class B,
6 1/4s, 2018		997,500	1,017,450

Husky Injection Molding Systems, Ltd. bank term loan FRN
Class B, 5 3/4s, 2018 (Canada)		464,368	470,027

Kloeckner Pentaplast GmbH & Co. KG bank term loan FRN
Ser. B, 6 3/4s, 2016 (Germany)		374,063	377,336

SRAM Corp. bank term loan FRN 8 1/2s, 2018		595,000	603,925

SRAM Corp. bank term loan FRN 4.793s, 2018		168,939	170,206

			2,638,944
Communication services (0.4%)
Asurion Corp. bank term loan FRN Ser. B, 5 1/2s, 2018		1,263,926	1,270,878

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018		491,263	491,365

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018		798,000	804,076

Zayo Group, LLC bank term loan FRN Class B, 5 1/4s, 2019		997,500	1,002,488

			3,568,807
Consumer cyclicals (2.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017		1,175,625	1,183,603

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.461s, 2018		1,600,000	1,435,110

Cenveo, Inc. bank term loan FRN Ser. B, 6 5/8s, 2016		651,631	652,717

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.866s, 2016		1,131,906	933,999

Compucom Systems, Inc. bank term loan FRN 10 1/4s, 2019		1,000,000	985,000

David’s Bridal, Inc. bank term loan FRN Class B, 5s, 2019		725,000	723,188

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	1,673,437	1,665,058

Goodman Global, Inc. bank term loan FRN 9s, 2017		$356,364	358,680

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016		173,708	173,756

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018		685,009	688,256

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		985,000	985,000

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		580,141	578,836

Lord & Taylor, LLC bank term loan FRN 5 3/4s, 2018		275,405	276,610

Motor City Casino bank term loan FRN 6s, 2017		900,447	905,512

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018		1,280,000	1,281,746

Nortek, Inc. bank term loan FRN Class B, 5 1/4s, 2017		83,634	83,773

Realogy Corp. bank term loan FRN Ser. B, 4.464s, 2016		349,587	348,422

Roofing Supply Group, LLC bank term loan FRN Class B,
5.54s, 2019		1,000,000	1,000,000

Serta Simmons Holings, LLC bank term loan FRN 5s, 2019		735,000	734,081

40 Absolute Return 700 Fund

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Holdings, Inc. bank term loan FRN 5.02s, 2016	$544,376	$544,764

Travelport, LLC bank term loan FRN Ser. B, 4.855s, 2015	760,442	723,507

Travelport, LLC bank term loan FRN Ser. S, 4.862s, 2015	239,558	227,922

		16,489,540
Consumer staples (0.5%)
Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	460,204	458,824

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,194,000	1,204,696

Revlon Consumer Products Corp. bank term loan FRN
4 3/4s, 2017	1,481,250	1,481,945

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	967,008	962,172

		4,107,637
Energy (0.3%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	563,940	564,645

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	368,976

Vantage Drilling Co. bank term loan FRN Class B, 6 1/4s, 2017	1,335,000	1,289,944

		2,223,565
Financials (0.7%)
CNO Financial Group, Inc. bank term loan FRN Class B2, 5s, 2018	1,250,000	1,256,250

iStar Finanacial, Inc. bank term loan FRN 5 3/4s, 2017	1,220,000	1,216,950

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	1,125,000	1,133,438

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.899s, 2017	587,336	586,234

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.899s, 2017	502,664	502,350

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	825,000	811,594

		5,506,816
Health care (1.2%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	996,045	996,045

Health Management Associates, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	1,116,563	1,124,466

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	1,060,184	1,061,952

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,191,000	1,204,399

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	820,273	821,981

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 5s, 2019	375,000	374,063

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	714,600	722,639

Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018	987,500	991,697

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Class C, 4 1/4s, 2019 (Canada)	950,000	952,850

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Class D, 4 1/4s, 2019 (Canada)	950,000	952,613

		9,202,705
Technology (0.3%)
First Data Corp. bank term loan FRN 4.211s, 2018	1,500,000	1,432,734

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	685,775	692,204

		2,124,938
Utilities and power (0.2%)
EP Energy/EP Energy Finance, Inc. bank term loan FRN 5s, 2018	1,000,000	1,005,625

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.749s, 2017	1,093,159	705,087

		1,710,712

Total senior loans (cost $50,345,476)		$50,330,899

Absolute Return 700 Fund 41

COMMODITY LINKED NOTES (4.8%)*	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25%
S&P GSCI Light Energy Index TR multiplied by 3)
(United Kingdom)	$4,909,000	$6,127,414

Deutsche Bank AG/London 144A sr. unsec. notes Ser. 00DL,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB
Commodity Booster OYE Benchmark Light Energy TR Index
multiplied by 3) (United Kingdom)	2,825,000	2,586,288

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR
Index multiplied by 3) (United Kingdom)	2,712,000	2,290,284

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)	4,909,000	6,130,363

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%,
2013 (Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	2,712,000	2,298,026

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)	18,058,000	18,138,896

Total commodity linked notes (cost $36,125,000)		$37,571,271

INVESTMENT COMPANIES (1.2%)*	Shares	Value

PowerShares DB Gold Fund †	159,300	$9,425,781

Total investment companies (cost $8,844,336)		$9,425,781

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$725,000	$529,250

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	1,305,000	1,213,650

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	3,710,000	3,070,025

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021	220,000	249,352

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	775,000	853,149

Ukraine (Government of) Financing of Infrastructural Projects State
Enterprise 144A govt. guaranty notes 8 3/8s, 2017	150,000	142,500

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021	230,000	242,450

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	1,700,000	1,711,050

Total foreign government and agency bonds and notes (cost $8,700,883)		$8,011,426

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	$55,447,000	$334,789

Deutsche Bank AG

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	55,447,000	334,789

2.27/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.27	5,413,000	263,288

2.13375/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.13375	1,792,000	66,143

42 Absolute Return 700 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* cont.

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	$55,447,000	$334,789

1.8625/3 month USD-LIBOR-BBA/Jan-23	Jan-13/1.8625	4,286,000	73,076

1.855/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.855	4,286,000	69,262

2.325/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	2,246,000	120,318

(2.325)/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.325	2,246,000	2,156

2.3675/3 month USD-LIBOR-BBA/Dec-22	Dec-12/2.3675	5,413,000	310,706

2.8825/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	3,313,000	219,221

(2.8825)/3 month USD-LIBOR-BBA/Dec-42	Dec-12/2.8825	3,313,000	21,866

1.845/3 month USD-LIBOR-BBA/Dec-22	Dec-12/1.845	4,286,000	62,490

1.835/3 month USD-LIBOR-BBA/Nov-22	Nov-12/1.835	4,286,000	53,404

Total purchased swap options outstanding (cost $3,182,541)			$2,266,297

PURCHASED EQUITY OPTIONS OUTSTANDING (0.4%)*

	Expiration	Contract
	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-13/$123.00	$169,261	$950,126

SPDR S&P 500 ETF Trust (Put)	Sep-13/$125.00	178,845	1,005,574

SPDR S&P 500 ETF Trust (Put)	Aug-13/$115.00	99,419	306,595

SPDR S&P 500 ETF Trust (Put)	Jul-13/$115.00	121,567	326,733

SPDR S&P 500 ETF Trust (Put)	Jun-13/$110.00	144,323	265,807

SPDR S&P 500 ETF Trust (Put)	May-13/$108.00	129,078	160,277

SPDR S&P 500 ETF Trust (Put)	Apr-13/$117.00	141,593	237,429

SPDR S&P 500 ETF Trust (Put)	Mar-13/$116.00	116,203	131,924

SPDR S&P 500 ETF Trust (Put)	Feb-13/$115.00	117,974	82,714

SPDR S&P 500 ETF Trust (Put)	Jan-13/$110.00	83,466	23,159

SPDR S&P 500 ETF Trust (Put)	Dec-12/$102.00	137,607	6,923

SPDR S&P 500 ETF Trust (Put)	Nov-12/$99.00	105,301	1

Total purchased equity options outstanding (cost $8,596,062)			$3,497,262

SHORT-TERM INVESTMENTS (28.0%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% L	75,245,392	$75,245,392

SSgA Prime Money Market Fund 0.12% P	7,422,186	7,422,186

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.180%, August 22, 2013 # ##	$26,500,000	26,464,331

U.S. Treasury Bills with effective yields ranging from
0.152% to 0.178%, July 25, 2013 #	20,000,000	19,976,020

U.S. Treasury Bills with an effective yield of 0.161%,
June 27, 2013	16,500,000	16,482,840

U.S. Treasury Bills with an effective yield of 0.167%,
May 30, 2013	5,000,000	4,995,410

U.S. Treasury Bills with an effective yield of 0.168%,
May 2, 2013 #	7,250,000	7,244,323

U.S. Treasury Bills with effective yields ranging from
0.136% to 0.163%, April 4, 2013 #	15,000,000	14,991,345

Absolute Return 700 Fund 43

SHORT-TERM INVESTMENTS (28.0%)* cont.	Principal amount	Value

U.S. Treasury Bills with an effective yield of 0.144%,
February 7, 2013 #	$7,250,000	$7,247,782

U.S. Treasury Bills with an effective yield of 0.106%,
December 13, 2012 # ##	10,000,000	9,998,763

U.S. Treasury Bills with an effective yield of 0.100%,
November 15, 2012 #	30,000,000	29,998,827

Total short-term investments (cost $220,061,834)		$220,067,219

TOTAL INVESTMENTS

Total investments (cost $943,288,096)		$983,784,547

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $784,720,210. † Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $428,610 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

44 Absolute Return 700 Fund

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $661,043,851 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $174,570,566)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Buy	11/21/12	$100,530	$100,593	$(63)

Barclays Bank PLC

	Australian Dollar	Buy	11/21/12	3,611,447	3,593,573	17,874

	Brazilian Real	Buy	11/21/12	704,426	701,517	2,909

	British Pound	Sell	11/21/12	2,322,842	2,308,121	(14,721)

	Canadian Dollar	Sell	11/21/12	3,455,237	3,503,582	48,345

	Chilean Peso	Buy	11/21/12	130,997	131,119	(122)

	Chilean Peso	Sell	11/21/12	130,997	132,689	1,692

	Euro	Buy	11/21/12	2,420,830	2,428,584	(7,754)

	Indonesian Rupiah	Sell	11/21/12	350,342	348,471	(1,871)

	Japanese Yen	Sell	11/21/12	2,392,223	2,418,143	25,920

	Mexican Peso	Buy	11/21/12	813,727	831,065	(17,338)

	New Zealand Dollar	Sell	11/21/12	333,984	335,461	1,477

	Norwegian Krone	Buy	11/21/12	894,135	895,335	(1,200)

	Polish Zloty	Buy	11/21/12	1,031,219	1,042,402	(11,183)

	Singapore Dollar	Sell	11/21/12	825,447	818,605	(6,842)

	South African Rand	Buy	11/21/12	177,368	175,853	1,515

	South African Rand	Sell	11/21/12	177,368	177,678	310

	Swedish Krona	Buy	11/21/12	1,374,048	1,380,629	(6,581)

Absolute Return 700 Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $174,570,566) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Swedish Krona	Sell	11/21/12	$1,374,048	$1,362,151	$(11,897)

	Taiwan Dollar	Buy	11/21/12	425,398	427,890	(2,492)

	Thai Baht	Buy	11/21/12	576,885	575,617	1,268

	Turkish Lira	Buy	11/21/12	1,790,879	1,786,468	4,411

Citibank, N.A.

	Australian Dollar	Buy	11/21/12	2,210,214	2,205,968	4,246

	Brazilian Real	Buy	11/21/12	704,328	701,487	2,841

	British Pound	Sell	11/21/12	3,440,291	3,432,802	(7,489)

	Canadian Dollar	Sell	11/21/12	1,158,685	1,178,057	19,372

	Euro	Buy	11/21/12	3,518,332	3,510,359	7,973

	South Korean Won	Buy	11/21/12	434,650	425,994	8,656

	Taiwan Dollar	Buy	11/21/12	1,065,933	1,067,661	(1,728)

	Taiwan Dollar	Sell	11/21/12	1,065,933	1,063,677	(2,256)

	Turkish Lira	Buy	11/21/12	333,415	349,545	(16,130)

Credit Suisse AG

	Australian Dollar	Buy	11/21/12	3,752,825	3,731,630	21,195

	Brazilian Real	Buy	11/21/12	704,426	701,517	2,909

	British Pound	Sell	11/21/12	2,227,959	2,220,448	(7,511)

	Canadian Dollar	Sell	11/21/12	3,477,356	3,518,731	41,375

	Chilean Peso	Buy	11/21/12	168,416	168,486	(70)

	Chilean Peso	Sell	11/21/12	168,416	170,359	1,943

	Euro	Buy	11/21/12	2,826,722	2,837,986	(11,264)

	Indonesian Rupiah	Sell	11/21/12	350,342	348,471	(1,871)

	Japanese Yen	Sell	11/21/12	1,271,871	1,301,458	29,587

	Mexican Peso	Buy	11/21/12	351,466	357,958	(6,492)

	New Zealand Dollar	Sell	11/21/12	291,928	293,994	2,066

	Norwegian Krone	Buy	11/21/12	1,074,620	1,077,307	(2,687)

	Philippines Peso	Buy	11/21/12	969,010	959,762	9,248

	Polish Zloty	Buy	11/21/12	280,790	282,071	(1,281)

	Singapore Dollar	Sell	11/21/12	551,063	546,435	(4,628)

	South African Rand	Buy	11/21/12	203,512	202,054	1,458

	South African Rand	Sell	11/21/12	203,512	210,322	6,810

	Swedish Krona	Buy	11/21/12	1,873,882	1,884,930	(11,048)

	Swedish Krona	Sell	11/21/12	1,873,882	1,854,734	(19,148)

	Taiwan Dollar	Buy	11/21/12	704,531	706,200	(1,669)

	Taiwan Dollar	Sell	11/21/12	704,531	703,967	(564)

	Turkish Lira	Buy	11/21/12	1,480,167	1,471,917	8,250

Deutsche Bank AG

	Australian Dollar	Buy	11/21/12	1,039,083	1,036,284	2,799

	Brazilian Real	Buy	11/21/12	704,426	701,105	3,321

	British Pound	Sell	11/21/12	2,373,026	2,374,090	1,064

	Canadian Dollar	Sell	11/21/12	2,298,654	2,336,790	38,136

	Euro	Buy	11/21/12	1,161,412	1,164,562	(3,150)

46 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $174,570,566) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Euro	Sell	11/21/12	$1,161,412	$1,161,104	$(308)

	Japanese Yen	Sell	11/21/12	44,035	45,062	1,027

	Norwegian Krone	Buy	11/21/12	1,118,580	1,120,127	(1,547)

	Polish Zloty	Buy	11/21/12	1,005,959	1,008,866	(2,907)

	Singapore Dollar	Sell	11/21/12	710,184	704,309	(5,875)

	South Korean Won	Buy	11/21/12	128,773	126,124	2,649

	Swedish Krona	Sell	11/21/12	3,346,882	3,355,909	9,027

	Swiss Franc	Sell	11/21/12	234,577	232,836	(1,741)

	Turkish Lira	Buy	11/21/12	814,506	808,611	5,895

Goldman Sachs International

	Singapore Dollar	Buy	11/21/12	123,214	123,673	(459)

	Singapore Dollar	Sell	11/21/12	123,214	122,230	(984)

	Turkish Lira	Buy	11/21/12	412,205	411,533	672

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/21/12	2,126,259	2,120,122	6,137

	British Pound	Sell	11/21/12	2,339,785	2,333,257	(6,528)

	Canadian Dollar	Sell	11/21/12	1,170,796	1,176,441	5,645

	Euro	Buy	11/21/12	37,206	33,417	3,789

	Japanese Yen	Sell	11/21/12	905,393	926,853	21,460

	Norwegian Krone	Buy	11/21/12	1,185,467	1,183,120	2,347

	Norwegian Krone	Sell	11/21/12	1,185,467	1,171,013	(14,454)

	Russian Ruble	Buy	11/21/12	1,377,841	1,390,078	(12,237)

	South Korean Won	Buy	11/21/12	53,597	52,440	1,157

	Turkish Lira	Buy	11/21/12	485,821	485,056	765

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/21/12	2,775,724	2,754,407	21,317

	Brazilian Real	Buy	11/21/12	704,426	701,174	3,252

	British Pound	Sell	11/21/12	2,332,201	2,324,048	(8,153)

	Canadian Dollar	Sell	11/21/12	2,293,350	2,325,369	32,019

	Chilean Peso	Buy	11/21/12	213,543	215,939	(2,396)

	Chilean Peso	Sell	11/21/12	213,543	213,517	(26)

	Euro	Buy	11/21/12	634,959	642,105	(7,146)

	Japanese Yen	Sell	11/21/12	1,145,468	1,167,705	22,237

	Mexican Peso	Buy	11/21/12	688,393	703,434	(15,041)

	New Zealand Dollar	Sell	11/21/12	690,228	693,710	3,482

	Norwegian Krone	Buy	11/21/12	1,117,195	1,118,632	(1,437)

	Polish Zloty	Buy	11/21/12	1,070,202	1,082,041	(11,839)

	Russian Ruble	Buy	11/21/12	1,377,837	1,389,520	(11,683)

	South African Rand	Buy	11/21/12	177,368	175,851	1,517

	South African Rand	Sell	11/21/12	177,368	182,730	5,362

	Swedish Krona	Buy	11/21/12	168,294	170,100	(1,806)

	Swedish Krona	Sell	11/21/12	168,294	166,540	(1,754)

Absolute Return 700 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $174,570,566) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Swiss Franc	Buy	11/21/12	$452,399	$449,366	$3,033

	Taiwan Dollar	Buy	11/21/12	1,138,604	1,137,017	1,587

	Taiwan Dollar	Sell	11/21/12	1,138,604	1,136,621	(1,983)

	Turkish Lira	Buy	11/21/12	923,511	926,665	(3,154)

Royal Bank of Scotland PLC (The)

	Turkish Lira	Buy	11/21/12	130,984	130,524	460

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/21/12	3,766,299	3,751,941	14,358

	Brazilian Real	Buy	11/21/12	704,426	701,517	2,909

	British Pound	Sell	11/21/12	4,511,429	4,495,812	(15,617)

	Canadian Dollar	Sell	11/21/12	2,323,875	2,345,591	21,716

	Chilean Peso	Buy	11/21/12	72,679	73,781	(1,102)

	Chilean Peso	Sell	11/21/12	72,679	72,619	(60)

	Euro	Buy	11/21/12	5,884,196	5,877,777	6,419

	Euro	Sell	11/21/12	5,884,196	5,862,527	(21,669)

	Indonesian Rupiah	Sell	11/21/12	350,342	348,507	(1,835)

	Japanese Yen	Sell	11/21/12	1,141,063	1,168,123	27,060

	Mexican Peso	Buy	11/21/12	1,029,269	1,050,595	(21,326)

	New Zealand Dollar	Sell	11/21/12	334,066	335,894	1,828

	Norwegian Krone	Buy	11/21/12	747,093	758,325	(11,232)

	Polish Zloty	Buy	11/21/12	695,847	706,084	(10,237)

	Singapore Dollar	Buy	11/21/12	579,838	582,015	(2,177)

	Singapore Dollar	Sell	11/21/12	579,838	575,252	(4,586)

	South African Rand	Buy	11/21/12	177,299	175,787	1,512

	South African Rand	Sell	11/21/12	177,299	180,958	3,659

	South Korean Won	Buy	11/21/12	321,252	315,038	6,214

	Swedish Krona	Sell	11/21/12	114,562	117,487	2,925

	Taiwan Dollar	Buy	11/21/12	908,536	908,144	392

	Taiwan Dollar	Sell	11/21/12	908,536	905,870	(2,666)

	Thai Baht	Buy	11/21/12	396,831	396,087	744

	Turkish Lira	Buy	11/21/12	755,079	748,128	6,951

UBS AG

	Australian Dollar	Buy	11/21/12	1,182,637	1,173,630	9,007

	British Pound	Sell	11/21/12	1,179,574	1,170,872	(8,702)

	Canadian Dollar	Sell	11/21/12	1,144,773	1,167,560	22,787

	Euro	Buy	11/21/12	2,330,473	2,331,496	(1,023)

	Japanese Yen	Sell	11/21/12	1,141,208	1,168,137	26,929

	Mexican Peso	Buy	11/21/12	680,265	691,615	(11,350)

	New Zealand Dollar	Sell	11/21/12	690,228	693,979	3,751

	Norwegian Krone	Buy	11/21/12	7,414	10,899	(3,485)

	Russian Ruble	Buy	11/21/12	1,377,841	1,391,611	(13,770)

	South African Rand	Buy	11/21/12	327,719	328,331	(612)

48 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/12 (aggregate face value $174,570,566) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	South African Rand	Sell	11/21/12	$327,719	$338,612	$10,893

	Swedish Krona	Sell	11/21/12	1,165,598	1,161,198	(4,400)

	Taiwan Dollar	Buy	11/21/12	657,002	658,861	(1,859)

WestPac Banking Corp.

	Australian Dollar	Buy	11/21/12	2,155,903	2,149,420	6,483

	British Pound	Sell	11/21/12	1,160,372	1,160,854	482

	Canadian Dollar	Sell	11/21/12	2,311,064	2,335,842	24,778

	Euro	Buy	11/21/12	4,604,296	4,607,418	(3,122)

	Euro	Sell	11/21/12	4,604,296	4,588,583	(15,713)

	Japanese Yen	Sell	11/21/12	1,152,394	1,168,179	15,785

	Mexican Peso	Buy	11/21/12	674,775	686,992	(12,217)

	Norwegian Krone	Buy	11/21/12	657,140	658,758	(1,618)

Total						$226,502

FUTURES CONTRACTS OUTSTANDING at 10/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	13	$1,784,140	Dec-12	$12,958

Euro-Bund 10 yr (Long)	456	83,739,132	Dec-12	(344,284)

S&P 500 Index E-Mini (Long)	548	38,546,320	Dec-12	(737,056)

S&P Mid Cap 400 Index
E-Mini (Long)	438	42,840,780	Dec-12	(1,139,676)

U.S. Treasury Bond 30 yr (Long)	459	68,534,438	Dec-12	(278,466)

Euro-OAT 10 yr (Short)	516	90,028,931	Dec-12	(474,468)

Euro-Swiss Franc 3 Month (Short)	47	12,615,511	Dec-12	(181,362)

MSCI EAFE Index Mini (Short)	352	26,723,840	Dec-12	500,345

NASDAQ 100 Index E-Mini (Short)	408	21,546,480	Dec-12	1,319,751

Total				$(1,322,258)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/12 (premiums $255,448)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Deutsche Bank AG

(1.75)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	$6,635,000	$89,208

1.75/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.75	6,635,000	140,018

			$229,226

E Extended settlement date on premium.

Absolute Return 700 Fund 49

WRITTEN EQUITY OPTIONS OUTSTANDING at 10/31/12 (premiums $3,202,130)

	Expiration	Contract
	Date/strike	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-12/$148.00	$1,569,112	$231,648

SPDR S&P 500 ETF Trust (Put)	May-13/$90.00	129,078	59,323

SPDR S&P 500 ETF Trust (Put)	Apr-13/$100.00	141,593	87,719

SPDR S&P 500 ETF Trust (Put)	Mar-13/$100.00	116,203	45,887

SPDR S&P 500 ETF Trust (Put)	Feb-13/$100.00	117,974	28,049

SPDR S&P 500 ETF Trust (Put)	Jan-13/$95.00	83,466	6,924

SPDR S&P 500 ETF Trust (Put)	Dec-12/$85.00	137,607	1,843

SPDR S&P 500 ETF Trust (Put)	Nov-12/$85.00	105,301	—

			$461,393

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 10/31/12 (proceeds receivable $63,055,625)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2042	$60,000,000	11/14/12	$62,985,936

Total			$62,985,936

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
	$10,131,000 E	$9,150	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	$(1,893)

	34,341,000 E	62,989	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(11,531)

	63,952,000 E	(52,689)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	17,019

	71,915,000 E	(4,455,446)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(1,242,953)

	1,835,000 E	109,794	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	27,788

	37,040,000 E	399,845	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	350,954

	63,686,000 E	(241,619)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(157,553)

	18,222,000 E	(66,963)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	(27,421)

GBP	1,320,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(309,638)

Citibank, N.A.
	$1,390,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	44,049

	1,149,000 E	(1,324)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(3,817)

	12,654,000 E	(3,007)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	10,786

50 Absolute Return 700 Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$16,992,000 E	$(182,549)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	$(160,120)

	7,151,000 E	303,260	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	(16,319)

Credit Suisse International
	69,541,000 E	(76,267)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	(465)

	31,904,000 E	(134,347)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	(65,116)

	34,375,000 E	2,269,996	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	733,777

	354,826,000 E	386,183	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(579)

	28,049,000 E	4,514	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(56,353)

	9,335,000 E	(522,718)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(105,537)

	111,683,000 E	1,089,947	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	942,524

	134,967,000 E	(1,258,652)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,080,492)

Deutsche Bank AG
	703,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	21,793

	9,887,000 E	(3,067)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	18,388

	24,579,000 E	(231,243)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(198,799)

	27,072,000	359,389	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	323,653

	46,767,000 E	2,579,688	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	489,671

Goldman Sachs International
	22,519,000 E	(15,513)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	9,032

	10,521,000 E	(20,114)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(42,945)

	1,345,000 E	(5,851)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(4,075)

	50,566,000	638,394	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	571,647

	16,507,000 E	1,173,174	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	435,476

GBP	1,320,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	142,610

Absolute Return 700 Fund 51

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA
	$4,719,000 E	$(8,607)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	$(18,847)

	30,355,000 E	(148,842)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(108,772)

	11,171,000 E	84,358	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	69,611

	7,808,000 E	(789,584)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(440,645)

CAD	1,830,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(47,947)

UBS AG
CHF	30,584,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(196,512)

Total						$(89,551)

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$1,741,843	$—	1/12/41	4.00% (1 month	Synthetic TRS	$12,088
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	771,198	—	1/12/41	4.00% (1 month	Synthetic TRS	5,352
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

baskets	1,116,817	—	3/14/13	(3 month USD-	A basket	(2,956,585)
				LIBOR-BBA plus	(MLTRFCF2)
				0.10%)	of common stocks

units	12,558	—	3/14/13	3 month USD-	Russell 1000	1,795,041
				LIBOR-BBA	Total Return Index
				minus 0.09%

units	9,934	—	3/14/13	3 month USD-	Russell 1000	1,419,966
				LIBOR-BBA	Total Return Index
				minus 0.09%

units	6,367	—	3/14/13	3 month USD-	Russell 1000	910,099
				LIBOR-BBA	Total Return Index
				minus 0.09%

52 Absolute Return 700 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$649,719	$—	1/12/40	5.00% (1 month	Synthetic MBX	$1,223
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,387,823	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8,476)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,140,829	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(19,182)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,101,218	—	1/12/40	5.00% (1 month	Synthetic MBX	3,954
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,728,221	—	1/12/41	5.00% (1 month	Synthetic MBX	3,520
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

38,645,262	—	1/12/41	4.00% (1 month	Synthetic TRS	268,187
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,438,860	—	1/12/41	4.00% (1 month	Synthetic TRS	16,925
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

7,977,999	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(48,724)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,124,506	—	1/12/40	4.00% (1 month	Synthetic MBX	2,056
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

680,938	—	1/12/41	5.00% (1 month	Synthetic MBX	1,387
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,032,929	—	1/12/41	4.00% (1 month	Synthetic TRS	7,168
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

785,778	(1,229)	1/12/39	6.00% (1 month	Synthetic TRS	3,550
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

Absolute Return 700 Fund 53

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$7,027,058	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(42,916)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,689,919	—	1/12/41	5.00% (1 month	Synthetic MBX	11,589
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,988,987	—	1/12/40	4.00% (1 month	Synthetic MBX	3,637
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

232,266	—	1/12/40	4.00% (1 month	Synthetic TRS	923
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

94,038	—	1/12/38	6.50% (1 month	Synthetic TRS	277
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

516,092	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,152)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,620,000	—	4/7/16	(2.63%)	USA Non Revised	(55,277)
				Consumer Price
				Index-Urban (CPI-U)

8,104,889	—	1/12/41	3.50% (1 month	Synthetic MBX	45,617
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

1,160,816	—	1/12/41	3.50% (1 month	Synthetic MBX	6,533
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,085,629	—	1/12/41	5.00% (1 month	Synthetic MBX	8,322
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,983,248	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(73,185)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,364,521	—	1/12/40	4.00% (1 month	Synthetic MBX	13,468
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

54 Absolute Return 700 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$2,965,955	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(18,114)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

12,581,935	—	1/12/40	4.50% (1 month	Synthetic MBX	18,442
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,472,640	—	1/12/41	4.00% (1 month	Synthetic TRS	51,858
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,336,470	—	1/12/40	4.50% (1 month	Synthetic MBX	12,219
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

586,232	—	1/12/40	5.00% (1 month	Synthetic MBX	1,103
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

17,766	—	1/12/40	4.50% (1 month	Synthetic MBX	26
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

20,117,635	—	1/12/41	5.00% (1 month	Synthetic MBX	40,977
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

568,824	—	1/12/40	5.00% (1 month	Synthetic MBX	1,070
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,845,734	—	1/12/40	5.00% (1 month	Synthetic MBX	3,473
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,337,837	—	1/12/40	5.00% (1 month	Synthetic MBX	2,518
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
2,279,100	—	1/12/41	5.00% (1 month	Synthetic MBX	4,642
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,080,649	—	1/12/41	5.00% (1 month	Synthetic MBX	2,201
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Absolute Return 700 Fund 55

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	305	$—	2/13/13	(3 month USD-	A basket	$261,436
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

baskets	168	—	2/13/13	3 month USD-	A basket	143,156
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%	of common stocks

baskets	434,443	—	8/27/13	3 month USD-	A basket	341,737
				LIBOR-BBA minus	(CGPUTS12)
				1.95%	of common stocks

shares	360,400	—	9/10/13	(3 month USD-	Vanguard Index	315,597
				LIBOR-BBA)	Funds — MSCI
					Emerging Markets
					ETF

units	6,793	—	2/13/13	3 month USD-	Russell 1000	(296,508)
				LIBOR-BBA minus	Total Return Index
				0.15%

units	4,537	—	2/13/13	3 month USD-	Russell 1000	(197,998)
				LIBOR-BBA minus	Total Return Index
				0.15%

Credit Suisse International
	$1,361,876	—	1/12/41	5.00% (1 month	Synthetic MBX	2,774
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	148,361	—	1/12/41	4.00% (1 month	Synthetic TRS	1,030
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	324,219	—	2/11/13	(3 month USD-	iShares MSCI	117,543
				LIBOR-BBA minus	Emerging Markets
				0.35%)	Index

	770,498	—	1/12/41	4.00% (1 month	Synthetic TRS	5,347
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

Goldman Sachs International
	682,233	—	1/12/38	6.50% (1 month	Synthetic TRS	2,006
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	2,391,166	—	1/12/38	6.50% (1 month	Synthetic TRS	7,032
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,844,608	—	1/12/38	6.50% (1 month	Synthetic TRS	5,425
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

56 Absolute Return 700 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,500,000	$—	3/1/16	2.47%	USA Non Revised	$17,220
				Consumer Price
				Index-Urban (CPI-U)

1,125,000	—	3/3/16	2.45%	USA Non Revised	11,745
				Consumer Price
				Index-Urban (CPI-U)

3,327,078	—	1/12/38	6.50% (1 month	Synthetic TRS	9,785
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

147,661	—	1/12/41	4.00% (1 month	Synthetic TRS	1,025
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

398,196	—	1/12/41	4.00% (1 month	Synthetic TRS	2,763
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,367,441	—	1/12/41	4.00% (1 month	Synthetic TRS	9,490
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,399,164	—	1/12/41	4.50% (1 month	Synthetic TRS	17,278
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,641,220	—	1/12/41	4.00% (1 month	Synthetic TRS	39,148
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,081,265	—	1/12/41	4.50% (1 month	Synthetic TRS	14,989
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,446,207	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,940)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

919,054	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,613)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,595,807	—	1/12/41	4.00% (1 month	Synthetic TRS	52,713
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,424,393	—	1/12/41	4.50% (1 month	Synthetic TRS	39,065
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

Absolute Return 700 Fund 57

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,037,797	$955	1/12/41	4.50% (1 month	Synthetic TRS	$15,631
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

694,218	380	1/12/41	4.00% (1 month	Synthetic TRS	5,197
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

697,023	(980)	1/12/39	6.00% (1 month	Synthetic TRS	3,258
			USD-LIBOR)	Index 6.00%
				30 year Fannie Mae
				pools

141,159	—	1/12/38	6.50% (1 month	Synthetic TRS	415
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

5,604,830	—	1/12/41	4.00% (1 month	Synthetic TRS	38,896
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

267,330	—	1/12/41	4.00% (1 month	Synthetic TRS	1,855
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

596,943	—	1/12/41	4.00% (1 month	Synthetic TRS	4,143
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,351,044	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(20,466)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

344,061	—	1/12/38	6.50% (1 month	Synthetic TRS	1,012
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

520,764	—	1/12/38	6.50% (1 month	Synthetic TRS	1,532
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

173,859	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,062)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

463,488	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,831)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

58 Absolute Return 700 Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$505,327	$—	1/12/38	6.50% (1 month	Synthetic TRS	$1,486
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,010,858	—	1/12/38	6.50% (1 month	Synthetic TRS	2,973
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

684,670	—	1/12/38	6.50% (1 month	Synthetic TRS	2,014
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,571,125	—	1/12/41	4.00% (1 month	Synthetic TRS	17,843
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,080,554	—	1/12/41	4.00% (1 month	Synthetic TRS	14,438
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,986,854	—	1/12/41	4.00% (1 month	Synthetic TRS	27,668
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,963,023	—	1/12/41	4.00% (1 month	Synthetic TRS	20,563
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

393,213	—	1/12/38	6.50% (1 month	Synthetic TRS	1,156
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,341,548	—	1/12/41	4.00% (1 month	Synthetic TRS	9,310
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,620,472	—	1/12/38	6.50% (1 month	Synthetic TRS	7,707
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

JPMorgan Chase Bank NA
2,140,738	—	1/12/41	4.00% (1 month	Synthetic TRS	14,856
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,164,067	1,978	1/12/41	4.50% (1 month	Synthetic TRS	24,764
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

Absolute Return 700 Fund 59

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

UBS AG
	$105,185	$—	5/22/13	3 month USD-	MSCI Emerging	$(1,184,514)
				LIBOR-BBA plus	Markets TR Net USD
				0.25%

baskets	476,409	—	5/22/13	(3 month USD-	A basket	124
				LIBOR-BBA plus	(UBSEMBSK)
				0.75%)	of common stocks

shares	130,053	—	2/22/13	(3 month USD-	iShares MSCI	88,851
				LIBOR-BBA minus	Emerging Markets
				0.20%)	Index

Total						$1,453,864

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA IG Series
19 Index	BBB+/P	$(195,136)	$38,800,000	12/20/17	100 bp	$(168,019)

Goldman Sachs International
DJ CDX NA IG Series
19 Index	BBB+/P	(34,878)	7,000,000	12/20/17	100 bp	(29,985)

JPMorgan Chase Bank NA
Belgium Government
International Bond,
4 1/4s, 9/28/14	—	(353,495)	3,478,000	12/20/16	(100 bp)	(429,130)

Belgium Government
International Bond,
4 1/4s, 9/28/14	—	(257,485)	3,458,000	3/20/17	(100 bp)	(327,118)

Republic of
Austria, 4.65%,
1/5/18	—	(419,892)	8,695,000	12/20/16	(100 bp)	(687,504)

Total						$(1,641,756)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

60 Absolute Return 700 Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,145,952	$—	$—

Capital goods	10,301,716	—	—

Communication services	6,708,846	—	—

Conglomerates	4,193,180	—	—

Consumer cyclicals	28,525,475	—	—

Consumer staples	24,833,369	—	—

Energy	22,267,819	428,610	—

Financials	30,093,320	—	—

Health care	24,578,281	—	—

Technology	63,967,129	—	—

Transportation	4,559,834	—	—

Utilities and power	6,021,250	—	—

Total common stocks	233,196,171	428,610	—

Commodity linked notes	$—	$37,571,271	$—

Corporate bonds and notes	—	107,053,645	—

Foreign government and agency bonds and notes	—	8,011,426	—

Investment companies	9,425,781	—	—

Mortgage-backed securities	—	123,878,378	—

Purchased equity options outstanding	—	3,497,262	—

Purchased swap options outstanding	—	2,266,297	—

Senior loans	—	50,330,899

U.S. treasury obligations	—	6,724,935

U.S. government and agency mortgage obligations	—	181,332,653	—

Short-term investments	82,667,578	137,399,641	—

Totals by level	$325,289,530	$658,495,017	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$226,502	$—

Futures contracts	(1,322,258)	—	—

Written equity options outstanding	—	(461,393)	—

Written swap options outstanding	—	(229,226)	—

TBA sale commitments	—	(62,985,936)	—

Interest rate swap contracts	—	(1,341,830)	—

Total return swap contracts	—	1,452,760	—

Credit default contracts	—	(380,870)	—

Totals by level	$(1,322,258)	$(63,719,993)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 61

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $868,042,704)	$908,539,155
Affiliated issuers (identified cost $75,245,392) (Notes 1 and 6)	75,245,392

Dividends, interest and other receivables	3,708,925

Receivable for shares of the fund sold	3,335,313

Receivable for investments sold	74,438,100

Receivable for sales of delayed delivery securities (Note 1)	63,120,625

Unrealized appreciation on swap contracts (Note 1)	10,612,185

Receivable for variation margin (Note 1)	1,001,466

Unrealized appreciation on forward currency contracts (Note 1)	691,388

Premium paid on swap contracts (Note 1)	9,481,497

Total assets	1,150,174,046

LIABILITIES

Payable to custodian	1,197,292

Payable for investments purchased	80,988,460

Payable for purchases of delayed delivery securities (Note 1)	181,677,710

Payable for shares of the fund repurchased	1,784,759

Payable for compensation of Manager (Note 2)	526,934

Payable for investor servicing fees (Note 2)	107,521

Payable for custodian fees (Note 2)	46,126

Payable for Trustee compensation and expenses (Note 2)	30,602

Payable for administrative services (Note 2)	1,519

Payable for distribution fees (Note 2)	213,087

Unrealized depreciation on forward currency contracts (Note 1)	464,886

Written options outstanding, at value (premiums $3,457,578) (Notes 1 and 3)	690,619

Premium received on swap contracts (Note 1)	9,473,994

Unrealized depreciation on swap contracts (Note 1)	10,889,628

TBA sale commitments, at value (proceeds receivable $63,055,625) (Note 1)	62,985,936

Collateral on certain derivative contracts, at value (Note 1)	14,147,121

Other accrued expenses	227,642

Total liabilities	365,453,836

Net assets	$784,720,210

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$749,450,222

Distributions in excess of net investment income (Note 1)	(41,882)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,603,261)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	41,915,131

Total — Representing net assets applicable to capital shares outstanding	$784,720,210

(Continued on next page)

62 Absolute Return 700 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($331,370,272 divided by 28,138,270 shares)	$11.78

Offering price per class A share (100/94.25 of $11.78)*	$12.50

Net asset value and offering price per class B share ($26,014,828 divided by 2,242,052 shares)**	$11.60

Net asset value and offering price per class C share ($138,619,000 divided by 11,948,120 shares)**	$11.60

Net asset value and redemption price per class M share ($4,105,459 divided by 352,361 shares)	$11.65

Offering price per class M share (100/96.50 of $11.65)*	$12.07

Net asset value, offering price and redemption price per class R share
($1,234,526 divided by 105,726 shares)	$11.68

Net asset value, offering price and redemption price per class R5 share
($10,213 divided by 865 shares)	$11.81

Net asset value, offering price and redemption price per class R6 share
($10,213 divided by 865 shares)	$11.81

Net asset value, offering price and redemption price per class Y share
($283,355,699 divided by 24,000,701 shares)	$11.81

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 63

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $27,778) (including interest income of $67,868 from investments
in affiliated issuers) (Note 6)	$17,770,470

Dividends (net of foreign tax of $372)	4,585,124

Total investment income	22,355,594

EXPENSES

Compensation of Manager (Note 2)	6,139,808

Investor servicing fees (Note 2)	1,278,371

Distribution fees (Note 2)	2,432,991

Custodian fees (Note 2)	122,704

Trustee compensation and expenses (Note 2)	57,076

Administrative services (Note 2)	21,616

Other	395,264

Fees waived and reimbursed by Manager (Note 2)	(343,555)

Total expenses	10,104,275

Expense reduction (Note 2)	(1,165)

Net expenses	10,103,110

Net investment income	12,252,484

Net realized loss on investments (Notes 1 and 3)	(9,944,928)

Net realized gain on swap contracts (Note 1)	20,060,221

Net realized gain on futures contracts (Note 1)	4,620,607

Net realized loss on foreign currency transactions (Note 1)	(3,240,845)

Net realized loss on written options (Notes 1 and 3)	(12,316,640)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	931,040

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	40,337,238

Net gain on investments	40,446,693

Net increase in net assets resulting from operations	$52,699,177

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 700 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$12,252,484	$18,472,388

Net realized loss on investments
and foreign currency transactions	(821,585)	(5,806,846)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	41,268,278	(3,151,242)

Net increase in net assets resulting from operations	52,699,177	9,514,300

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,532,154)	(8,169,234)

Class B	(751,043)	(467,344)

Class C	(4,254,680)	(2,392,932)

Class M	(130,463)	(75,223)

Class R	(22,424)	(13,926)

Class Y	(7,869,459)	(5,334,657)

Net realized short-term gain on investments

Class A	—	(1,168,906)

Class B	—	(81,523)

Class C	—	(424,194)

Class M	—	(13,125)

Class R	—	(2,079)

Class Y	—	(711,941)

Increase from capital share transactions (Note 4)	39,224,497	158,875,325

Total increase in net assets	65,363,451	149,534,541

NET ASSETS

Beginning of year	719,356,759	569,822,218

End of year (including distributions in excess of net
investment income of $41,882 and undistributed net
investment income of $14,642,972, respectively)	$784,720,210	$719,356,759

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 65

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%) [e]

Class A
October 31, 2012	$11.35	.21	.66	.87	(.44)	—	(.44)	—	$11.78	7.97	$331,370	1.33	1.82	164
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37	2.86	174
October 31, 2010	11.16	.43	.06	.49	(.15)	(.05)	(.20)	— [f]	11.45	4.44	279,592	1.63	3.81	244
October 31, 2009 †	10.00	.33	.83	1.16	—	—	—	— [f]	11.16	11.60*	86,344	1.41*	3.06*	48*

Class B
October 31, 2012	$11.19	.12	.65	.77	(.36)	—	(.36)	—	$11.60	7.13	$26,015	2.08	1.06	164
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12	2.14	174
October 31, 2010	11.08	.34	.05	.39	(.11)	(.05)	(.16)	— [f]	11.31	3.54	18,375	2.38	3.05	244
October 31, 2009 †	10.00	.29	.79	1.08	—	—	—	— [f]	11.08	10.80*	6,613	2.05*	2.71*	48*

Class C
October 31, 2012	$11.19	.12	.65	.77	(.36)	—	(.36)	—	$11.60	7.16	$138,619	2.08	1.06	164
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12	2.12	174
October 31, 2010	11.09	.34	.06	.40	(.13)	(.05)	(.18)	— [f]	11.31	3.59	98,655	2.38	3.05	244
October 31, 2009 †	10.00	.32	.77	1.09	—	—	—	— [f]	11.09	10.90*	29,797	2.05*	2.89*	48*

Class M
October 31, 2012	$11.23	.15	.65	.80	(.38)	—	(.38)	—	$11.65	7.40	$4,105	1.83	1.31	164
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87	2.34	174
October 31, 2010	11.10	.37	.03	.40	(.13)	(.05)	(.18)	— [f]	11.32	3.64	3,134	2.13	3.30	244
October 31, 2009 †	10.00	.33	.77	1.10	—	—	—	— [f]	11.10	11.00*	1,473	1.84*	3.04*	48*

Class R
October 31, 2012	$11.25	.17	.67	.84	(.41)	—	(.41)	—	$11.68	7.77	$1,235	1.58	1.52	164
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62	2.60	174
October 31, 2010	11.12	.40	.04	.44	(.14)	(.05)	(.19)	— [f]	11.37	3.97	431	1.88	3.56	244
October 31, 2009 †	10.00	.32	.80	1.12	—	—	—	— [f]	11.12	11.20*	109	1.62*	2.99*	48*

Class R5
October 31, 2012 ‡	$11.56	.07	.18	.25	—	—	—	—	$11.81	2.16*	$10	.34*	.54*	164

Class R6
October 31, 2012 ‡	$11.56	.07	.18	.25	—	—	—	—	$11.81	2.16*	$10	.31*	.58*	164

Class Y
October 31, 2012	$11.37	.23	.67	.90	(.46)	—	(.46)	—	$11.81	8.31	$283,356	1.08	2.04	164
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12	3.13	174
October 31, 2010	11.17	.46	.05	.51	(.16)	(.05)	(.21)	— [f]	11.47	4.64	169,634	1.38	4.04	244
October 31, 2009 †	10.00	.40	.77	1.17	—	—	—	— [f]	11.17	11.70*	60,759	1.19*	3.56*	48*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 700 Fund	Absolute Return 700 Fund 67

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11	10/31/10	10/31/09

Class A	0.05%	0.08%	0.03%	0.46%

Class B	0.05	0.08	0.03	0.46

Class C	0.05	0.08	0.03	0.46

Class M	0.05	0.08	0.03	0.46

Class R	0.05	0.08	0.03	0.46

Class R5	—	N/A	N/A	N/A

Class R6	—	N/A	N/A	N/A

Class Y	0.05	0.08	0.03	0.46

e Portfolio turnover excludes TBA purchase and sales transactions.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

68 Absolute Return 700 Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks to earn a positive total return that exceeds the rate of inflation by 700 basis points (or 7.00%), as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index, on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering R5 and R6 classes of shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 700 Fund 69

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities

70 Absolute Return 700 Fund

receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts may include extended effective dates on premiums.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $963,400,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to equitize cash, to hedge prepayment risk and to manage exposure to market risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Absolute Return 700 Fund 71

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $290,600,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $391,900,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,893,300,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation

72 Absolute Return 700 Fund

acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $78,700,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,622,315 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,422,331 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $4,451,688.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Absolute Return 700 Fund 73

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $6,247,022 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$—	$4,473,970	$4,473,970	*

1,773,052	N/A	1,773,052	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

74 Absolute Return 700 Fund

unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $377,115 to decrease undistributed net investment income, $63,318 to decrease paid-in-capital and $440,433 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$56,376,809
Unrealized depreciation	(16,700,465)

Net unrealized appreciation	39,676,344
Capital loss carryforward	(6,247,022)
Cost for federal income tax purposes	$944,142,809

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.28%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee

Absolute Return 700 Fund 75

even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.886% of the fund’s average net assets before a decrease of $164,674 (0.023% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under each fund’s distribution plans) will not exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $343,555 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$580,818	Class R5	5

Class B	43,603	Class R6	2

Class C	237,218	Class Y	408,225

Class M	6,931	Total	$1,278,371

Class R	1,569

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,086 under the expense offset arrangements and by $79 under the brokerage/service arrangements.

76 Absolute Return 700 Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $609, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$816,109	Class M	29,270

Class B	246,132	Class R	4,463

Class C	1,337,017	Total	$2,432,991

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $141,996 and $1,734 from the sale of class A and class M shares, respectively, and received $34,710 and $15,948 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $169 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $930,010,458 and $931,153,160, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $5,973,438 and $5,964,727, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written equity
	option contract	Written swap	option contract	Written equity
	amounts	option premiums	amounts	option premiums

Written options outstanding
at the beginning of the
reporting period	$1,394,159,874	$61,819,245	2,308,730	$3,468,509

Options opened	695,558,269	42,854,725	19,367,354	13,872,132

Options exercised	(407,238,908)	(12,264,521)	—	—

Options expired	—	—	(10,174,924)	(9,199,585)

Options closed	(1,669,209,235)	(92,154,001)	(9,100,826)	(4,938,926)

Written options outstanding at
the end of the reporting period	$13,270,000	$255,448	2,400,334	$3,202,130

Absolute Return 700 Fund 77

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	9,251,110	$106,268,963	18,112,482	$208,722,727

Shares issued in connection with
reinvestment of distributions	1,114,342	12,090,615	713,542	7,998,802

	10,365,452	118,359,578	18,826,024	216,721,529

Shares repurchased	(14,372,473)	(162,631,768)	(11,109,900)	(127,412,446)

Net increase (decrease)	(4,007,021)	$(44,272,190)	7,716,124	$89,309,083

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	439,354	$4,968,777	751,426	$8,561,358

Shares issued in connection with
reinvestment of distributions	65,358	703,255	45,503	506,450

	504,712	5,672,032	796,929	9,067,808

Shares repurchased	(316,764)	(3,577,563)	(366,921)	(4,178,314)

Net increase	187,948	$2,094,469	430,008	$4,889,494

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,868,639	$32,453,915	5,575,202	$63,711,440

Shares issued in connection with
reinvestment of distributions	322,163	3,466,471	196,433	2,186,296

	3,190,802	35,920,386	5,771,635	65,897,736

Shares repurchased	(3,051,939)	(34,391,698)	(2,684,420)	(30,534,870)

Net increase	138,863	$1,528,688	3,087,215	$35,362,866

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	68,727	$784,179	199,468	$2,298,205

Shares issued in connection with
reinvestment of distributions	11,446	123,388	7,426	82,726

	80,173	907,567	206,894	2,380,931

Shares repurchased	(68,917)	(782,920)	(142,592)	(1,613,112)

Net increase	11,256	$124,647	64,302	$767,819

78 Absolute Return 700 Fund

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	62,643	$713,384	30,089	$345,497

Shares issued in connection with
reinvestment of distributions	2,080	22,424	1,437	16,005

	64,723	735,808	31,526	361,502

Shares repurchased	(16,147)	(183,354)	(12,270)	(141,949)

Net increase	48,576	$552,454	19,256	$219,553

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	865	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	865	10,000

Shares repurchased	—	—

Net increase (decrease)	865	$10,000

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	865	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	865	10,000

Shares repurchased	—	—

Net increase (decrease)	865	$10,000

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,631,706	$167,900,730	13,107,648	$151,422,143

Shares issued in connection with
reinvestment of distributions	530,842	5,759,637	378,525	4,243,266

	15,162,548	173,660,367	13,486,173	155,665,409

Shares repurchased	(8,310,533)	(94,483,938)	(11,131,173)	(127,338,899)

Net increase	6,852,015	$79,176,429	2,355,000	$28,326,510

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	865	100%	$10,213

Class R6	865	100	10,213

Absolute Return 700 Fund 79

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$32,010	Payables	$412,880

Foreign exchange
contracts	Receivables	691,388	Payables	464,886

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	10,710,908*	depreciation	6,973,730*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	8,148,094*	depreciation	8,023,660*

Total		$19,582,400		$15,875,156

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,129,379	$3,129,379

Foreign exchange
contracts	—	—	(3,355,318)	—	(3,355,318)

Equity contracts	(8,447,322)	1,551,927	—	6,474,896	(420,499)

Interest rate contracts	(29,374,488)	3,068,680	—	10,455,946	(15,849,862)

Total	$(37,821,810)	$4,620,607	$(3,355,318)	$20,060,221	$(16,496,300)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,138,653)	$(2,138,653)

Foreign exchange
contracts	—	—	997,471	—	997,471

Equity contracts	(1,128,552)	(1,525,330)	—	(3,902,617)	(6,556,499)

Interest rate contracts	7,977,393	(1,447,737)	—	(3,941,787)	2,587,869

Total	$6,848,841	$(2,973,067)	$997,471	$(9,983,057)	$(5,109,812)

80 Absolute Return 700 Fund

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$43,927,258	$481,013,474	$449,695,340	$67,868	$75,245,392

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 52.42% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 56.06%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Absolute Return 700 Fund 81

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

82 Absolute Return 700 Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 700 Fund 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

84 Absolute Return 700 Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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278038 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$148,606	$ —	$14,700	$1,417
October 31, 2011	$159,580	$ —	$9,925	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $255,626 and $187,307 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$122,500	$ —	$ —

October 31, 2011	$ —	$157,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Annual report
10 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

7890

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	36

About the Trustees	37

Officers	39

Consider these risks before investing: Putnam Global Sector Fund’s allocation of investments among underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds. The prices of stocks in an underlying fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. An underlying fund’s policy of concentrating on a limited group of industries and an underlying fund’s “non-diversified” status, which means the underlying fund may invest in fewer issuers than a “diversified fund,” can increase the underlying fund’s vulnerability to adverse developments affecting a single issuer, which may result in greater losses and volatility. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. An underlying fund’s use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter investments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. An underlying fund’s use of short selling may result in losses if the securities appreciate in value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A  Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

"Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets haven't already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each Putnam global sector fund is actively managed, which means investments are constantly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

Consumer

Retail stores, restaurants, media, hotels, food and beverages

Financials

Banking, insurance, real estate, credit cards, brokerages

Health Care

Health-care service providers, pharmaceuticals, biotechnology, medical devices

Industrials

Airlines, railroads, aerospace and defense, construction, machinery, transportation

Natural Resources

Oil and gas, metals, mining, paper, chemicals, natural resources equipment

Technology

Computer hardware, software, storage, and security; consulting and Internet services

Telecommunications

Telephone equipment and services, mobile Internet, fiber-optic cable

Utilities

Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4 Global Sector Fund

Interview with your fund’s portfolio manager

During the year, stock markets generally rose in the face of major macroeconomic concerns. On balance, have you been seeing encouraging signals of a strengthening economic recovery?

In the latter half of the fund’s fiscal year, we did begin to see some encouraging signs in Europe and China. More certainty from European Central Bank [ECB] president Mario Draghi, who declared that the ECB would do “whatever it takes” to preserve the integrity of the eurozone, gave a boost to global markets. And some indications that China’s decline in growth may be leveling off also helped raise investor sentiment.

Companies’ earnings outlooks did soften somewhat in the latter half of the period, but we believe a variety of economic indicators bode well for equities and the economy. These include signals from the bond markets, measures of consumer confidence, improving employment data, and housing price increases, all of which may point toward a possible reacceleration of earnings growth in 2013. In our view, one of the brightest spots continues to be housing, where we believe a broad recovery is underway.

How will a recovery in housing make a difference for stock markets?

Home prices in the United States have started to rise significantly from deeply depressed levels, and there is still plenty of room for these assets to run, especially with mortgage

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Sector Fund 5

interest rates seemingly anchored at historical lows. Importantly, U.S. consumers in the aggregate have reduced their debt significantly in the past few years; at the same time, rising home prices provide an additional boost to household balance sheets. These two factors reinforce each other, giving consumers greater scope to spend, which in turn has the potential to lend the economy major support by giving businesses the confidence to invest in growth.

The fund outperformed its benchmark, the MSCI World Index [ND], for the period. Can you describe your investment approach and the reasons for the fund’s outperformance?

The portfolio is diversified across a range of companies in markets around the world. The fund covers a big equity universe, and we need to identify the subset of stocks that we believe will outperform. Putnam Global Sector Fund is a “fund of funds,” which means it invests in a portfolio of underlying Putnam mutual funds. These eight underlying funds cover all the sectors in the MSCI World Index [ND] benchmark. Each fund is actively managed by one or more equity research analysts with specialized sector expertise. Our analysts spend the time and energy needed to dig deep into each sector, and they constantly monitor and adjust the fund holdings as business fundamentals or investment opportunities change.

While general themes in the broad financial markets have some influence on our portfolio construction process, we want stock selection to be the main driver of performance. For the most recent fiscal year, stock selection proved to be just that, as our analysts’ strongest-conviction stocks generally delivered good results while the analysts’ calls on stocks to avoid also typically contributed positively to relative performance.

What were some of the strongest performers in the portfolio?

The industrials sector held some of the top contributors to performance, including the

Country allocations are shown as a percentage of the underlying funds’ net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6 Global Sector Fund

stocks of the conglomerates Honeywell and Tyco International. We believed that investors did not fully appreciate the fundamental change at Honeywell driven by its chief executive officer over the past decade. Under this leadership, Honeywell’s portfolio has been upgraded with advantageous acquisitions and divestitures, and the company’s focus on execution has helped company profit margins more than was generally expected.

Similar to Honeywell, Tyco survived well through a tough macroeconomic environment through the end of October 2012, and that differentiated the company from its peers, which, on balance, have seen declining earnings expectations. What’s more, Tyco has been going through a breakup that has enabled investors to see upside among its three separate businesses, each of which lead attractive end markets.

The strengthening U.S. housing market helped the stock of Fortune Brands Home & Security, which specializes in kitchen and bath cabinetry, plumbing, and security and storage systems. This is a seemingly strong business — a leader in its industry — that had been embedded in a large conglomerate, Fortune Brands. In October 2011, it was spun off from the holding company and now operates independently.

Some holdings in biotechnology also were strong performers for the fund, including the stocks of Affymax and Pharmacyclics. In late March, Affymax received FDA approval for Omontys, an anemia treatment for dialysis patients. The analyst who covers this stock added it to the health-care portfolio in late 2011, after Affymax received a positive recommendation from the FDA. Pharmacyclics has had great success with its phase 2 trials

Allocations are represented as a percentage of the fund’s net assets and may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Global Sector Fund	7

for ibrutinib, a compound for treating blood cancer. Our health-care analyst believed the company was a promising investment when she added it to the portfolio in late 2011. At the time, it was relatively unnoticed by investors and was trading at what appeared to be an attractive price. The strategy proved beneficial as the stock price made substantial gains over the ensuing 12 months.

What stocks or strategies did not perform up to your expectations?

Tronox is a global chemicals company that produces titanium dioxide, a key component in paint. Although global demand for paint has been generally expanding, Tronox’s customer inventories had grown substantially — partly because of the slowdown in building in China. As a result, the price of titanium dioxide, which had risen for much of the year, pulled back in the last few months of the period, putting pressure on company earnings. We believe that when the industry works through its destocking process, the company will be positioned to perform well.

The stock of Best Buy was also a detractor from fund performance, though we continue to hold the stock. We believe the stock’s price is much lower than it deserves to be, as investors have punished it out of concern about some recent management turmoil and competition from online retailers. In our estimation, the company has a leading position in its industry and the ability to cut costs, improve profits, and reinvest in its business.

We avoided the stock of the retail giant Wal-Mart, a strategy that detracted from benchmark-relative performance as the stock appreciated during the period. We believe the stock benefited primarily from investors’ flight to perceived safety among consumer staples stocks. As it turned out, concerns over a global growth slowdown gave a boost to virtually all stocks with defensive profiles. We did not like the stock for several fundamental reasons. We anticipated, for example, that the company would see declines in sales growth — which it did see, shortly after the fund’s fiscal year-end — and that management’s desire to lead the market in low prices would put substantial pressure on gross margins.

What is your outlook for global markets and the fund?

We are optimistic about the prospects for global equities. The housing theme, as mentioned earlier, could have a powerful effect on equity markets and economic fortunes, particularly in the United States and the United Kingdom. While there remains significant political uncertainty over the “fiscal cliff” in the United States, our view is that the attendant short-term risks will likely see positive resolution in the first half of 2013. In Europe, we expect to see flat growth rather than significant GDP declines. Although the European economy remains under pressure, countries appear to be making positive long-term structural changes, and we believe these developments should help reduce the probabilities of worse economic scenarios for the region.

In China, policy uncertainty remains relatively substantial, at least for the short term. Having said that, growth rates are above 7%, which is positive for global growth and could be positive for many stocks in emerging and developed markets that are exposed to China’s economic fortunes. Even if China’s GDP growth doesn’t significantly reaccelerate, we think the next 12 months could be better than the past 12 months for China-related positions.

Elsewhere in emerging markets, we see strongly positive tailwinds for growth in ASEAN countries [Association of Southeast Asian Nations, including Thailand, Malaysia, and Philippines]. These countries performed well for much of 2012, drawing substantial support from many quarters, including strong

8 Global Sector Fund

policy support for agriculture in Thailand and momentum in Malaysian infrastructure. In addition, their equity markets benefited from investors who wanted to gain exposure to stocks, sectors, and countries less subject to the gyrations of global growth expectations, and we are optimistic that these areas could continue to perform well into 2013.

Thank you, Aaron, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Steven W. Curbow; Christopher J. Eitzmann; Vivek Gandhi, CFA; Brian T. Hertzog; Greg Kelly; David Morgan; Ferat Ongoren; Nathaniel N. Salter; and Walter D. Scully. They are overseen by Aaron Cooper.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

IN THE NEWS After decelerating in the middle of the year, the world’s two largest economies—the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

Global Sector Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	12.49%	6.03%	10.29%	7.29%	10.35%	10.35%	11.04%	7.18%	11.78%	13.19%
Annual average	4.66	2.29	3.86	2.76	3.89	3.89	4.14	2.72	4.41	4.91

1 year	10.62	4.22	9.79	4.79	9.84	8.84	10.06	6.24	10.29	10.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/12

MSCI World Index (ND)

Life of fund	14.79%
Annual average	5.48

1 year	9.45

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10 Global Sector Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,029 ($10,729 with contingent deferred sales charge). Class C shares would have been valued at $11,035, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,718. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,178 and $11,319, respectively.

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.243		$0.175	$0.188	$0.183		$0.214	$0.265

Capital gains — Long-term	0.180		0.180	0.180	0.180		0.180	0.180

Capital gains — Short-term	0.006		0.006	0.006	0.006		0.006	0.006

Total	$0.429		$0.361	$0.374	$0.369		$0.400	$0.451

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/11	$9.77	$10.37	$9.68	$9.68	$9.72	$10.07	$9.76	$9.80

10/31/12	10.32	10.95	10.22	10.21	10.28	10.65	10.31	10.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Sector Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	13.26%	6.75%	11.15%	8.15%	11.11%	11.11%	11.79%	7.91%	12.53%	13.96%
Annual average	5.11	2.65	4.32	3.18	4.30	4.30	4.56	3.09	4.84	5.37

1 year	25.07	17.89	24.26	19.26	24.20	23.20	24.37	20.07	24.85	25.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/11*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Total annual operating
expenses for the fiscal year
ended 10/31/11	2.91%	3.66%	3.66%	3.41%	3.16%	2.66%

Annualized expense ratio
for the six-month period
ended 10/31/12†#	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 1.10% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

# Excludes the expense ratios of the underlying Putnam funds.

12 Global Sector Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012, to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.79	$2.52	$0.00

Ending value (after expenses)	$1,010.80	$1,006.90	$1,006.90	$1,007.80	$1,008.80	$1,011.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.27	$5.08	$5.08	$3.81	$2.54	$0.00

Ending value (after expenses)	$1,023.88	$1,020.11	$1,020.11	$1,021.37	$1,022.62	$1,025.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Sector Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Global Sector Fund

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

16 Global Sector Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management has agreed to reimburse your fund for all other expenses (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments

Global Sector Fund 17

under the fund’s distribution plans, and acquired fund fees and expenses) through at least February 28, 2014. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time. (Total expenses reflect the fees and expenses borne directly by Putnam Global Sector Fund and the competitive funds included in its custom Lipper peer group, as well as the underlying funds’ net fees and expenses, which Putnam Global Sector Fund and the funds included in its custom Lipper peer group bear indirectly.)

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in

18 Global Sector Fund

concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark, over the one-year period ended December 31, 2011. Putnam Global Sector Fund’s class A shares’ return net of fees and expenses was negative and trailed the return of its internal benchmark over this period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns

Global Sector Fund 19

over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Global Sector Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Sector Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2012

22 Global Sector Fund

The fund’s portfolio 10/31/12

	Shares	Value

Global Sector Funds 99.6%*
Putnam Global Consumer Fund (Class Y)	37,623	$568,861

Putnam Global Financials Fund (Class Y)	45,630	527,939

Putnam Global Health Care Fund (Class Y)	5,833	281,784

Putnam Global Industrials Fund (Class Y)	20,761	291,487

Putnam Global Natural Resources Fund (Class Y)	24,010	474,685

Putnam Global Technology Fund (Class Y)	20,552	322,466

Putnam Global Telecommunications Fund (Class Y)	7,332	109,103

Putnam Global Utilities Fund (Class Y)	8,982	94,851

Total Global Sector Funds (cost $2,641,839)		$2,671,176

Fixed Income Funds 0.5%*
Putnam Money Market Fund (Class A)	12,130	$12,130

Total Fixed Income Funds (cost $12,130)		$12,130

Total Investments (cost $2,653,969)		$2,683,306

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,682,759

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$2,671,176	$—	$—

Fixed income funds	12,130	—	—

Totals by level	$2,683,306	$—	$—

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 23

Statement of assets and liabilities 10/31/12

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $2,653,969) (Note 5)	$2,683,306

Cash	5

Receivable for shares of the fund sold	1,081

Receivable for investments sold	23,508

Receivable from Manager (Note 2)	28,304

Total assets	2,736,204

LIABILITIES

Payable for investments purchased	24,598

Payable for distribution fees (Note 2)	649

Payable for reports to shareholders	9,734

Payable for auditing	17,789

Other accrued expenses	675

Total liabilities	53,445

Net assets	$2,682,759

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,601,516

Distributions in excess of net investment income (Note 1)	(4,485)

Accumulated net realized gain on investments (Note 1)	56,391

Net unrealized appreciation of investments	29,337

Total — Representing net assets applicable to capital shares outstanding	$2,682,759

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,339,015 divided by 129,744 shares)	$10.32

Offering price per class A share (100/94.25 of $10.32)*	$10.95

Net asset value and offering price per class B share ($98,568 divided by 9,643 shares)**	$10.22

Net asset value and offering price per class C share ($249,641 divided by 24,462 shares)**	$10.21

Net asset value and redemption price per class M share ($12,645 divided by 1,230 shares)	$10.28

Offering price per class M share (100/96.50 of $10.28)*	$10.65

Net asset value, offering price and redemption price per class R share
($11,176 divided by 1,084 shares)	$10.31

Net asset value, offering price and redemption price per class Y share
($971,714 divided by 93,867 shares)	$10.35

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$49,889

Total investment income	49,889

EXPENSES

Distribution fees (Note 2)	8,006

Reports to shareholders	15,595

Auditing	17,789

Other	869

Fees waived and reimbursed by Manager (Note 2)	(34,253)

Total expenses	8,006

Net investment income	41,883

Net realized gain on sales of underlying Putnam Fund shares (Notes 1 and 3)	5,326

Capital gain distribution from underlying Putnam Fund shares	85,694

Net unrealized appreciation of underlying Putnam Fund shares during the year	142,418

Net gain on investments	233,438

Net increase in net assets resulting from operations	$275,321

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$41,883	$15,864

Net realized gain on investments	91,020	91,587

Net unrealized appreciation (depreciation) of investments	142,418	(215,869)

Net increase (decrease) in net assets resulting
from operations	275,321	(108,418)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(40,314)	(45,209)

Class B	(1,791)	(2,404)

Class C	(4,516)	(3,844)

Class M	(288)	(590)

Class R	(222)	(379)

Class Y	(12,405)	(16,150)

Net realized short-term gain on investments

Class A	(995)	(2,749)

Class B	(61)	(159)

Class C	(144)	(255)

Class M	(9)	(39)

Class R	(6)	(25)

Class Y	(281)	(956)

From net realized long-term gain on investments
Class A	(29,862)	—

Class B	(1,843)	—

Class C	(4,324)	—

Class M	(284)	—

Class R	(187)	—

Class Y	(8,426)	—

Redemption fees (Note 1)	40	365

Increase from capital share transactions (Note 4)	185,051	1,118,516

Total increase in net assets	354,454	937,704

NET ASSETS

Beginning of year	2,328,305	1,390,601

End of year (including distributions in excess of net
investment income of $4,485 and no monies, respectively)	$2,682,759	$2,328,305

The accompanying notes are an integral part of these financial statements.

26 Global Sector Fund

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Global Sector Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2012	$9.77	.16	.82	.98	(.24)	(.19)	(.43)	— [e]	$10.32	10.62	$1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [e]	9.77	(1.94)	1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	— [e]	10.37	3.70*	876	.15*	(.06)*	14*

Class B
October 31, 2012	$9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [e]	$10.22	9.79	$99	1.00	1.09	50
October 31, 2011	10.32	— [e]	(.25)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.66)	99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	46	.59*	(.51)*	14*

Class C
October 31, 2012	$9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [e]	$10.21	9.84	$250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.65)	227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	71	.59*	(.52)*	14*

Class M
October 31, 2012	$9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [e]	$10.28	10.06	$13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [e]	9.72	(2.43)	15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40*	16	.44*	(.38)*	14*

Class R
October 31, 2012	$9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [e]	$10.31	10.29	$11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [e]	9.76	(2.08)	10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50*	10	.30*	(.22)*	14*

Class Y
October 31, 2012	$9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [e]	$10.35	10.86	$972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [e]	9.80	(1.63)	458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80*	371	—*	.08*	14*

* Not annualized.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

October 31, 2012	1.31%

October 31, 2011	3.53

October 31, 2010	10.58

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Global Sector Fund	Global Sector Fund 29

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by allocating its assets among eight Putnam global sector funds to provide exposure to sectors of the global markets in approximately the same proportions as the sector weightings in the MSCI World Index. We may also invest in money market instruments or an affiliated money market fund for cash management.

The financial statements report on the fund, which may invest in the following Putnam Funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Global Utilities Fund, which are all non-diversified and Putnam Money Market Fund, which is diversified (the underlying Putnam Funds), which are managed by Putnam Management. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective January 2, 2013, any purchases made will not be subject to a redemption fee.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

30 Global Sector Fund

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1. The NAVs of underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer $4,485 to its fiscal year ending October 31, 2013 late year ordinary losses ((i) ordinary losses recognized between January 1, 2012 and October 31, 2012, and (ii) specified ordinary and currency losses recognized between November 1, 2011 and October 31, 2012).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, late year loss deferrals and reclass of short term capital gain distributions from underlying Putnam Funds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $13,168 to decrease distributions in excess of net investment income and $13,168 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$43,003
Unrealized depreciation	(81,314)

Net unrealized depreciation	(38,311)
Undistributed long-term gain	124,040
Late year ordinary loss deferral	(4,485)
Cost for federal income tax purposes	$2,721,617

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Global Sector Fund 31

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plan) through February 28, 2014. During the reporting period, the fund’s expenses were reduced by $34,253 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,381	Class M	104

Class B	992	Class R	53

Class C	2,476	Total	$8,006

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,435 and $6 from the sale of class A and class M shares, respectively, and received $44 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,511,063 and $1,304,287, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	45,010	$432,999	85,601	$914,126

Shares issued in connection with
reinvestment of distributions	7,838	71,171	4,440	46,711

	52,848	504,170	90,041	960,837

Shares repurchased	(78,590)	(805,367)	(19,032)	(195,889)

Net increase (decrease)	(25,742)	$(301,197)	71,009	$764,948

32 Global Sector Fund

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	1,608	$15,401	10,932	$115,809

Shares issued in connection with
reinvestment of distributions	363	3,283	244	2,563

	1,971	18,684	11,176	118,372

Shares repurchased	(2,570)	(24,998)	(5,395)	(57,102)

Net increase (decrease)	(599)	$(6,314)	5,781	$61,270

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	6,431	$63,358	17,475	$182,621

Shares issued in connection with
reinvestment of distributions	868	7,835	354	3,712

	7,299	71,193	17,829	186,333

Shares repurchased	(6,234)	(61,452)	(1,268)	(14,245)

Net increase	1,065	$9,741	16,561	$172,088

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	109	$1,076	229	$2,399

Shares issued in connection with
reinvestment of distributions	64	581	60	629

	173	1,657	289	3,028

Shares repurchased	(508)	(5,077)	(301)	(2,767)

Net increase (decrease)	(335)	$(3,420)	(12)	$261

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	46	415	38	404

	46	415	38	404

Shares repurchased	—	—	—	—

Net increase	46	$415	38	$404

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	58,567	$604,710	23,999	$258,282

Shares issued in connection with
reinvestment of distributions	2,325	21,112	1,625	17,106

	60,892	625,822	25,624	275,388

Shares repurchased	(13,717)	(139,996)	(14,710)	(155,843)

Net increase	47,175	$485,826	10,914	$119,545

At the close of the reporting period, a shareholder of record owned 5.19% of the outstanding shares of the fund.

At the close of the reporting period, an Interested Trustee of the Fund owned 11.46% of the outstanding shares of the fund.

Global Sector Fund 33

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class M	1,080	87.80%	$11,104

Class R	1,084	100.00%	11,176

Class Y	1,094	1.17%	11,319

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market					Market
	value at the					value at the
	beginning of					end of the
	the reporting	Purchase	Sale	Investment	Capital gain	reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund	$491,198	$320,611	$267,694	$8,569	$36,896	$568,861

Putnam Global
Financials Fund	429,784	287,434	253,125	7,407	3,126	527,939

Putnam Global
Health Care Fund	230,028	163,235	136,810	6,654	21,238	281,784

Putnam Global
Industrials Fund	248,429	157,025	134,952	6,923	8,649	291,487

Putnam Global
Natural Resources
Fund	423,779	270,496	208,783	13,137	—	474,685

Putnam Global
Technology Fund	292,353	183,104	159,730	—	14,342	322,466

Putnam Global
Telecommunications
Fund	108,210	58,028	71,184	3,937	1,443	109,103

Putnam Global
Utilities Fund	98,715	50,232	56,951	3,262	—	94,851

Putnam Money
Market Fund	6,290	20,898	15,058	—	—	12,130

Totals	$2,328,786	$1,511,063	$1,304,287	$49,889	$85,694	$2,683,306

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Each underlying Putnam Fund concentrates their investments in one sector, which involves more risk than a fund that invests more broadly.

34 Global Sector Fund

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Global Sector Fund 35

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $125,223 as a capital gain dividend with respect to the taxable year ended October 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 28.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 93.32%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

36 Global Sector Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Global Sector Fund 37

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

38 Global Sector Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Global Sector Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Global Sector Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN730
278027 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$12,251	$ —	$5,538	$ —
October 31, 2011	$16,573	$ —	$3,137	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $245,047 and $180,519 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$122,500	$ —	$ —

October 31, 2011	$ —	$157,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012